[PICTURE APPEARS HERE]


                              SEMI-ANNUAL REPORT

                              ___________________

                              April 30, 1997
                              (Unaudited)

                            [PICTURE APPEARS HERE]


                         [LOGO OF COMMON SENSE TRUST]

--------------------------------------------------------------------------------
Shareholders' Message
--------------------------------------------------------------------------------
May 20, 1997

Dear Shareholder,

  Following is an economic and market review for the six-month reporting period. And, on the following pages, you will find additional information about each of the seven investment options comprising the Common Sense Trust Funds. During the six-month reporting period, inflation remained subdued despite a sharp acceleration of economic growth. Gross domestic product, the nation's total output of goods and services, increased by a robust 5.6 percent annualized rate in the first quarter of 1997, the largest quarterly gain in nine years. Other relevant indicators signaled continuing economic growth as well. For example, retail sales and consumer confidence posted solid increases, and the housing and manufacturing sectors each rebounded after a slowdown in late 1996. Unemployment fell to 4.9 percent, the lowest level in 23 years.

  Despite the quickening pace of economic activity, there was little cause for worry about inflation: wholesale prices fell during the first quarter of 1997, and the producer price index grew by a modest 1.6 percent over the 12 months ended in March. In addition, a rise in the value of the U.S. dollar dampened inflationary pressures by moderating price increases for imported goods.

  As the reporting period ended, there were indications that the pace of economic growth was moderating. Inventories increased during the first quarter, and orders for big-ticket durable goods fell in March, calming fears that the nation's factories might soon be operating at full capacity. As a result of higher interest rates, the housing sector also slowed, although new home sales for the first quarter were still the highest in 19 years.

                             [PHOTO APPEARS HERE]


Market Review
  Fears that the economy was growing too rapidly increased volatility in stock prices. After climbing to a series of record highs, the Dow Jones Industrial Average (DJIA) fell by 9.8 percent over a one-month period beginning in mid-March. After the release of data showing negligible inflation and hints of a slowdown in growth, stocks bounced back to close the reporting period within one percent of their all-time high, as measured by the DJIA. Also, investors were encouraged by progress toward a capital gains tax cut and balanced budget.

  In the equity market, large-capitalization stocks continued to outperform smaller issues. Over the 12 months ended April 30, the Standard & Poor's 500-Stock Index, which is comprised primarily of large-cap stocks, produced a total return of 25.11 percent, while the Russell 2000 Stock Index of small-capitalization stocks produced a total return of 0.05 percent. Investors favored large-cap stocks during the reporting period because they were inexpensive relative to the overall market. Small-cap growth stocks became costly amid the speculative fervor of mid-1996; the sector's underperformance since that time has pierced the valuation bubble and brought prices in line with historical norms.

  Reflecting concerns about inflation, returns from the fixed-income market have been lackluster since the beginning of the year. The strong economy put mild downward pressure on bond prices, which move inversely to interest rates. At the peak of concerns over inflation and Fed rate hikes in March, the yield on the Treasury's benchmark 30-year bond reached 7.17 percent, up from 6.64 percent at the beginning of the year. Subsequent indications of benign inflation and a slowdown in economic growth allowed the yield on long-term Treasury bonds to fall back to 6.95 percent by the end of the reporting period. Lower-rated corporate bonds outperformed other fixed-income investments, as investors felt comfortable enough to stretch for yield given the overall strength of the economy.

Outlook
  We expect that momentum in the U.S. economy will lead to additional but minor interest-rate hikes by the Fed. While we do not believe that inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. In this environment, at least one additional Fed tightening is likely.

  Currently, the equity market is assuming a continuation of the best of all possible environments: low inflation, moderate economic growth, and solid earnings gains. The rally in stock prices during the last weeks of the reporting period indicates that investors believe the Fed will successfully engineer a slowdown in growth without tipping the economy into recession. While we also believe that an economic soft landing is likely, volatility may remain high until the risk of a restrictive monetary policy is eliminated and economic growth moderates.

  We believe a defensive posture is warranted in the fixed-income market. Optimism about the economy has driven up prices of high-yield and emerging-market debt to historically elevated levels relative to Treasuries. We believe that Treasury securities are best positioned to benefit from a likely slowdown in the pace of economic activity.

Common Sense Trust Funds
  Included in the report are performance results for the six-month period ended April 30, 1997, and interviews with portfolio managers from the equity and fixed-income sectors. As always, we appreciate your continued confidence in your investment.


Sincerely,

/s/ Don G. Powell

Don G. Powell
Chairman

--------------------------------------------------------------------------------
Portfolio Perspective
--------------------------------------------------------------------------------

The following is an interview with the portfolio management team of the Common Sense Trust stock funds. The team includes: Stephen L. Boyd, Common Sense Growth Fund; Gary M. Lewis, Common Sense Emerging Growth Fund; James A. Gilligan, Common Sense Growth and Income Fund; James B. Conheady and Jeffrey Russell, Common Sense International Equity Fund; and Alan T. Sachtleben, chief investment officer for equity investments at Van Kampen American Capital.

Q. WHAT WERE THE KEY FACTORS IN THE PERFORMANCE OF THE STOCK FUNDS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 1997?

A. To date, the surprising combination of moderate economic growth with historically low inflation has been a driving force behind the market's success, providing a near-ideal environment for equity investments. Economic conditions have been favorable, the dollar has been strong, and real interest rates (adjusted for inflation) have been too low to siphon investment money away from the stock market.

     Against this backdrop, stocks continued their seemingly relentless surge, albeit with a substantial dose of volatility. We saw a modest sell-off in mid-December and again in February, following a significant correction--a drop of around 10 percent, as measured by the Dow Jones Industrial Average-- that lingered from mid-March through mid-April. But since then, the market averages have roared back and retrenched from earlier losses.

     Through the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board's commitment to controlling inflation--by raising short-term interest rates--might slow the economy and cut into corporate earnings. With nervous investors searching for direction, we have not seen any one market sector or group of stocks emerge to provide clear leadership. If we had to characterize the market's recent rallies, we would point out a bias toward large-cap companies, although investors have been quick to punish the stocks of companies that reported disappointing earnings, regardless of their size.

     At various times over the past six months, the performance of certain sectors stood out briefly, though not always in a positive light. The performance of technology issues, for example, was mixed, with very narrow leadership from large-cap stocks such as Intel and Microsoft. Uncertainty over interest rates took its toll on large bank stocks, which had been surprisingly strong until the Fed's most recent hike in short-term interest rates robbed them of some momentum.

     In short, it has been next to impossible to be complacent in these jittery, unpredictable markets. The ability to identify individual companies with solid fundamentals, strong earnings, and untapped potential has been the key to success.

Q. HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE PORTFOLIOS?

A. The Common Sense Growth and Income Fund has followed a value-oriented strategy, seeking out stocks that meet our criteria to qualify as solid holdings over the long run. Because of our concerns about the short-term market environment, we expect that we may have to wait longer for our investments to reach their full potential, but we are confident that our selection process has positioned the portfolio favorably for whatever conditions we encounter.

     We continue to take advantage of opportunities that arise as certain industries strive to remake themselves. Deregulation in the utility industry, for example, is spurring greater competition as these companies struggle to improve operations and come out ahead. The rede-


                           [PIE CHART APPEARS HERE]

                       Common Sense Growth & Income Fund
                              Holdings by Sector


                       Percentage of Long-Term Holdings
                                    4/30/97

Other 6.2%
Energy 9.2%
Raw Materials/Processing Industries 5.1%
Producer Manufacturing 8.7%
Technology 12.7%
Consumer Non-Durables 7.3%
Transportation 1.5%
Consumer Durables 2.4%
Consumer Distribution 4.4%
Consumer Services 3.2%
Finance 17.7%
Utilities 8.6%
Health Care 13.0%
   ployment of capital in the financial industry--evident in the growing number of stock buybacks and initiatives to increase shareholder value--has had a positive impact on the valuations of selected companies. And, consolidation in the insurance industry has created greater efficiencies and, in turn, more attractive investment alternatives. Solid performers in these categories have been BankAmerica Corp. and Sallie Mae.

     Also, we are optimistic about the potential performance of sectors that we believe will benefit from long-term business and demographic trends. Health-care products and services, for instance, have performed well and will be in demand as the population ages. The demand for increasingly sophisticated communication tools, such as the integration of voice, data, and video, will likely be a catalyst for continued expansion in the telecommunications industry. We like our key holdings in these sectors, such as Warner-Lambert, Aetna, Lucent Technologies, Nokia, and Ericsson.

     The Common Sense Growth Fund has also benefited from restructuring with key industries. Companies that have sold divisions to focus on core markets, strengthened their balance sheets, or installed new management teams have figured prominently in the portfolio's gains of the past six months.

     The stocks of financial companies, pipeline companies, and selected technology providers--such as BMC Software and Microsoft, as well as Intel in the semiconductor group--have performed well, and we continue to hold significant positions in these areas. Computer networking companies, on the other hand, suffered as a whole when indications of slowing growth convinced investors to begin trimming their positions. The Fund reduced its holdings in this sector earlier in the year, but lower valuations have enabled us to resume making selective purchases.

                           [PIE CHART APPEARS HERE]
                           Common Sense Growth Fund
                              Holdings by Sector

                       Percentage of Long-Term Holdings
                                    4/30/97

   Transportation 0.6%
   Consumer Durables 1.9%
   Utilities 2.0%
   Raw Materials/Processing Industries 3.2%
   U.S. Government Obligations 3.4%
   Consumer Services 3.9%
   Health Care 7.8%
   Energy 8.2%
   Producer Manufacturing 9.4%
   Consumer Non-Durables 9.7%
   Consumer Distribution 10.7%
   Technology 19.1%
   Finance 20.1%

     Large-cap growth stocks were very strong throughout the period, providing some healthy gains. For example, the producer goods (Corning and United Technologies), non-durables (Avon Products and Gillette), energy (Williams Companies and Pan Energy), health-care (Bristol-Myers and Abbott) sectors have been solid performers.

     While large-cap stocks have surged, the performance of small-cap issues has been more erratic, posing challenges for the Common Sense Emerging Growth Fund. Under these circumstances, discipline is highly important. We continue to apply our strict selection criteria to the investments we choose for the portfolio, focusing on stocks with rising earnings expectations and rising valuations.

                           [PIE CHART APPEARS HERE]
                       Common Sense Emerging Growth Fund
                              Holdings by Sector

                           Percentage of Net Assets
                                    4/30/97

   Transportation 1.4%
   Utilities 1.4%
   Energy 8.3%
   Consumer Services 8.7%
   Finance 8.9%
   Health Care 9.6%
   Technology 38.7%
   Consumer Durables 0.3%
   Raw Materials/Processing Industries 1.1%
   Consumer Distribution 10.9%
   Producer Manufacturing 4.3%
   Consumer Non-Durables 6.4%

     A greater number of rapidly growing companies are fitting our selection criteria. Names like Intel and Microsoft have been big winners for the Fund in the last six months, and Dell Computer was our best performer, gaining approximately 106 percent during the reporting period. Other standouts include Wolverine World Wide Inc., Universal Health Services Inc., and Vitesse Semiconductor Corp., with gains of approximately 63 percent, 52 percent, and 48 percent, respectively.

     Among the small-caps, semiconductor companies have been a bright spot lately, rebounding now that capacity has caught up with demand and usage in autos, electrical gear, cell phones, and other applications continues to grow. As of April 30, technology issues represented about one-third of the Fund's portfolio, but we remain diversified across a range of industries, with no other sector accounting for more than 11 percent of long-term investments. Our largest concentrations are in consumer distribution (10.9 percent), health care (9.6 percent), financial services (8.9 percent), consumer services (8.7 percent), and energy (8.3 percent).

     The Common Sense International Equity Fund is operating in a market environment that contrasts rather sharply with that of the domestic market. While the U.S. economy has been in a healthy growth pattern for years, economic growth overseas has been far more lethargic. In many European markets, for example, policy-makers have been struggling to balance the effects of stubbornly slow growth rates, high unemployment rates, and the demanding requirements set forth for participation in the planned European economic union.

     The portfolio remains broadly diversified across a wide range of countries and industries, but with particular emphasis on European growth stocks. This level of diversification is especially appropriate in a portfolio consisting primarily of foreign securities, which involve certain risks specific to investing outside the United States, such as currency fluctuation and economic volatility. The most notable changes in the portfolio over the past six months include a current underweighted position in the Far East with only
   1.3 percent in Japan. We also underweighted Latin America with only one position in Gruma, a Mexican food company. Conversely, we have overweighted Europe by an approximate 75 percent representation with a heavy concentration in rapidly growing companies as evidenced by our ten largest holdings.

                           [PIE CHART APPEARS HERE]

                    Common Sense International Equity Fund
                              Holdings by Country

                       Percentage of Long-Term Holdings
                                    4/30/97
Finland 1.2%
Singapore 1.0%
Thailand 0.5%
Netherlands 18.9%
United Kingdom 14.4%
Norway 9.8%
Malaysia 7.8%
Germany 6.8%
Italy 6.5%
Hong Kong 5.5%
Sweden 5.3%
Ireland 4.8%
Australia 4.5%
Austria 4.0%
Switzerland 2.7%
Mexico 2.0%
Philippines 1.6%
France 1.4%
Japan 1.3%

Q. HOW DID THE PORTFOLIOS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. Common Sense Growth and Income Fund Class 1 shares achieved a total return at net asset value (NAV) of 10.76 percent, including reinvestment of dividends and capital gains totaling $2.342 per share. Class 1 shares of the Common Sense Growth Fund generated a total return at NAV of 8.38 percent, including reinvestment of dividends and capital gains totaling $1.534 per share. In comparison, the S&P 500-Stock Index, an unmanaged index that reflects general stock market performance, returned 14.75 percent, including reinvestment of all dividends for the same period.

     The total return at NAV of Common Sense Emerging Growth Fund Class 1 shares was -5.70 percent. Over the same period, the Russell 2000 Index, an unmanaged index that reflects the performance of small-company stocks, posted a total return of 1.61 percent, including reinvestment of all distributions for the same period.

     The Common Sense International Equity Fund Class 1 shares achieved a total return at NAV of 2.78 percent. In comparison, the Morgan Stanley Capital International EAFE Index, an unmanaged index that reflects the general performance of major international stock markets, posted a total return of
   0.77 percent.

     Please keep in mind that the indices mentioned above are unmanaged statistical composites and do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. For more complete performance information on each fund, please refer to pages 10 through 12.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A. As we have seen, a market that continues to reach record highs on a consistent basis is always vulnerable to a correction. However, there are no proven methods of determining when and by how much the market might retrace its path.

     Our intent is to maintain a disciplined stock selection process, remain true to our strategy, avoid weighting the portfolio too heavily in any one sector, and keep the portfolios as close to fully invested as is practicable. We believe that this philosophy of portfolio management will, on a relative basis, insulate us somewhat from market turbulence. Of course, we are not immune to market declines, but our portfolio characteristics might provide a buffer that more aggressive portfolios may lack.

     In keeping with the expectations of our shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolios to unwarranted risk. As always, we will search for the best companies at the best price, diversify broadly, and maintain a long-term investment horizon.


   /s/ Alan T. Sachtleben   /s/ Stephen L. Boyd        /s/ James A. Gilligan
   Alan T. Sachtleben       Stephen L. Boyd            James A. Gilligan
   Chief Investment Officer Portfolio Manager          Portfolio Manager
   Equity Investments       Common Sense Growth Fun    Common Sense Growth
                                                       and Income Fund

   /s/ Gary M. Lewis        /s/ James B. Conheady      /s/ Jeffrey Russell
   Gary M. Lewis            James B. Conheady          Jeffrey Russell
   Portfolio Manager        Portfolio Co-Manager       Portfolio Co-Manager
   Common Sense             Common Sense               Common Sense
   Emerging Growth Fund     International Equity Fund  International Equity Fund

--------------------------------------------------------------------------------
Portfolio Perspective
--------------------------------------------------------------------------------

The following is an interview with the portfolio management team of the Common Sense Trust fixed-income funds. The team includes: Timothy D. Haney, Common Sense Municipal Bond Fund; John R. Reynoldson, Common Sense Government Fund; David R. Troth, Common Sense Money Market Fund; and Peter W. Hegel, chief investment officer for fixed-income investments at Van Kampen American Capital.

Q. WHAT WERE THE KEY FACTORS IN THE PERFORMANCE OF THE FIXED-INCOME FUNDS OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1997?

A. We have seen a generally defensive market psychology in recent months. Yields were driven higher as market participants gradually bid down prices on fixed-income securities over the reporting period. The yield on the 10-year Treasury, for example, rose from 6.34 percent at the start of the period to
   6.72 percent at the end, peaking at 6.97 percent in early April. Rates at the short end of the maturity spectrum rose faster than those at the long end, with two-year Treasury rates increasing by 53 basis points during the period versus the 32 basis point gain at the 30-year maturity.

     Rates rose in response to faster-than-expected economic growth, as investors suspected that the Federal Reserve Board would begin tightening short-term interest rates. This suspicion wasn't entirely unfounded, as the Fed boosted the key federal funds rate by 0.25 percent on March 25.

     Throughout the period, economic indicators hinted that robust economic growth might spur inflation. In particular, strong manufacturing numbers (such as durable goods orders) combined with strong employment statistics to suggest that inflationary pressures were mounting--the Fed's primary concern. Still, questions remain as to whether the Fed's tightening was simply a "fine-tuning" of short-term rates or the first in a series of increases aimed at tempering the economy's growth in order to control inflation.

     These concerns were heightened as the economy continued to grow at a healthy pace. The GDP growth numbers for the fourth quarter of 1996 and the first quarter of 1997 were higher than expected. This was especially true of the first-quarter growth rate, which was over 5.0 percent. Nevertheless, we still have not seen any hard evidence of inflation, which remains at a fairly tame level (based on the Consumer Price Index of approximately 0.0625 percent in April).

Q. HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE PORTFOLIOS?

A. The Common Sense Municipal Bond Fund portfolio has maintained its relatively defensive structure throughout the reporting period. As of April 30, approximately 56 percent of the Fund was invested in municipal securities rated AAA, the highest rating for investment safety issued by Standard & Poor's Ratings Group. Approximately 27 percent of the portfolio was allocated to securities rated BBB or below, in order to take advantage of opportunities to enhance the portfolio's income component, but the overall average credit quality for the portfolio is at the AA-rated level.

     Most of our trading activity was geared toward capitalizing on relative values in the new-issue market, especially where we were able to anticipate specific pockets of demand for state credits, including those of Tennessee, Ohio, and Arizona. We continue to hold a position in multi-family housing bonds, a sector that tends to hold up reasonably well in uncertain markets. We also saw some of our BBB-rated issues convert to AAA as a result of pre-refundings, which gave the Fund a small boost in net asset value.

                           [PIE CHART APPEARS HERE]


                       Common Sense Municipal Bond Fund
                                Quality Rating

                       Percentage of Long-Term Holdings
                                 As of 4/30/97


BB 0.7%
BBB 16.7%
A 10.5%
AA 6.1%
AAA 56.2%
Non-Rated 9.8%

     The duration of the portfolio has been shortened, from 7.63 years on October 31, 1996 to 7.35 years on April 30, 1997, as we seek to dampen volatility. We had a strong fourth quarter in 1996, and our preference is to forego a bit of potential on the upside in favor of preserving gains in an uncertain market.

     At the other end of the barbell, we had a significant holding in lower-coupon mortgage securities that were purchased at a discount to their par value. These securities are pools of recently issued mortgages, which tend to have a faster prepayment rate, especially in a declining interest rate environment (when homeowners are more likely to refinance their mortgages). If any of the mortgages we purchased at a discount are paid down early, they will be paid at par value, which would result in a gain for the portfolio.

     Consistent with our defensive posture at this time, we have underweighted the "belly" of the yield curve--securities in the two- to 10-year maturity range--as this segment of the market is most likely to be hit first during periods of rapid economic growth and Fed tightenings.

     The Common Sense Government Fund was positioned defensively as it became clear that the market was reacting to expected rate increases. The portfolio's duration (a measure of its sensitivity to changes in interest rates) was shortened to below-average levels in early January, and it has remained below the benchmark since then. This was a timely strategy, as rates moved downward during the first few months of the year and then reacted sharply to the Fed tightening in late March.

     This trend reinforced our impression that a significant upward move was not likely, so we continued to shift assets into the mortgage-backed securities portion of the market. In a sluggish, downward market, investors tend to drift toward mortgage-backed securities in search of somewhat higher yields-- a migration that lends support to prices in the mortgage sector. As of April 30, approximately 59 percent of the portfolio was invested in this sector.

     At the same time, we were sensitive to the characteristics of each security we selected for the portfolio. Specifically, we established a "barbell" approach to our investments. One end of the barbell was represented by high-coupon securities with longer maturities, particularly 30-year GNMA issues with 8.5 percent or 9.0 percent coupons. We were attracted to these seasoned securities, most of which were issued in 1986 and 1987, because they tend to have lower prepayment rates, which means they are more likely to remain in the portfolio and contribute to the Fund's income stream.

     The Common Sense Money Market Fund continues to pursue a predominantly conservative strategy, concentrating its assets in short-term money market instruments of the highest quality (those rated A1/P1). In the present market environment, the Fund provides an alternative for fixed-income investors who wish to postpone their investment allocation decisions until the direction of interest rates becomes more clear. In the meantime, we believe the portfolio is poised to benefit in the event of rising interest rates and to provide relative stability in volatile markets.

Q. HOW DID THE PORTFOLIOS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The total return at NAV of Common Sense Municipal Bond Fund Class 1 shares was 1.43 percent, including reinvestment of dividends and capital gains totaling $0.3675 per share. Over the same period, the Lehman Brothers Municipal Bond Index generated a total return of 1.63 percent.

     Common Sense Government Fund Class 1 shares generated a total return of
   1.17 percent, based on net asset value (NAV), with all dividends reinvested. By comparison, the Lehman Brothers General U.S. Government Index posted a total return of 1.32 percent for the same period.

     The Common Sense Money Market Fund Class 1 shares provided a six-month total return at net asset value of 2.21 percent.

     Please keep in mind that the indices referenced above are unmanaged statistical composites used as benchmarks for many government and municipal funds. They do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. For more complete performance information on each fund, please refer to pages 10 through 12.


Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A. We expect economic growth rates to remain strong through the second quarter of the year, which is likely to exert upward pressure on interest rates as the Fed edges short-term lending rates to higher levels throughout the summer.

     However, despite the economy's strong growth, we have seen little indication that inflation is accelerating. In all likelihood, inflation should remain below 3 percent in the near future. Low inflation, combined with the slow economic activity that high rates usually bring, sets the stage for what should be more favorable conditions for bonds during the second half of the year.

     In our opinion, the Common Sense fixed-income funds are well-positioned for the anticipated market environment in the months ahead. We will, as always, remain watchful for changes that might warrant significant adjustments within these portfolios, but we are confident that the fixed-income market has excellent prospects for the long term.


   /s/ Peter W. Hegel                        /s John R. Reynoldson
   Peter W. Hegel                            John R. Reynoldson
   Chief Investment Officer                  Portfolio Manager
   Fixed Income Investments                  Common Sense Government Fund

   /s/ Timothy D. Haney                      /s/ David R. Troth
   Timothy D. Haney                          David R. Troth
   Portfolio Manager                         Portfolio Manager
   Common Sense Municipal Bond Fund          Common Sense Money Market Fund

--------------------------------------------------------------------------------
Performance Results for the Period Ended April 30, 1997
--------------------------------------------------------------------------------
COMMON SENSE TRUST


--------------------------------------------------------------------------------

                                                                                   1 Shares   A Shares   B Shares
------------------------------------------------------------------------------------------------------------------
COMMON SENSE EMERGING GROWTH FUND
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................   8.50%     5.50%     5.00%
Six-month total returns:
        Cumulative at net asset value.............................................  (5.70%)   (5.82%)   (6.16%)
        Cumulative with maximum sales charge or CDSC.............................. (13.73%)  (10.94%)  (10.85%)
One-year total returns:
        Average annual at net asset value.........................................    N/A     (3.53%)   (4.28%)
        Average annual with maximum sales charge or CDSC..........................    N/A     (8.86%)   (9.07%)
Inception total returns:*
        Cumulative at net asset value**...........................................  (2.01%)   48.18%    45.72%
        Average annual at net asset value.........................................    N/A     19.67%    18.76%
        Average annual with maximum sales charge or CDSC..........................    N/A     16.61%    17.64%

*Class 1 shares inception of August 8, 1996, Class A and Class B inception of February 21, 1995.
**The cumulative total return with maximum 8.50% sales charge for Class 1 shares is (10.33%).

COMMON SENSE GOVERNMENT FUND

Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................   6.75%     4.75%     4.00%
Six-month total returns:
        Cumulative at net asset value.............................................   1.17%     1.04%     0.82%
        Cumulative with maximum sales charge or CDSC..............................  (5.63%)   (3.77%)   (3.10%)
One-year total returns:
        Average annual at net asset value.........................................   6.04%     4.80%     4.16%
        Average annual with maximum sales charge or CDSC..........................  (1.08%)    (.22%)     .23%
Five-year total returns:
        Cumulative at net asset value.............................................  33.45%      N/A       N/A
        Average annual at net asset value.........................................   5.94%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................   4.48%      N/A       N/A
Ten-year total returns:
        Cumulative at net asset value............................................. 103.61%      N/A       N/A
        Average annual at net asset value.........................................   7.37%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................   6.62%      N/A       N/A
Inception total returns:*
        Cumulative at net asset value............................................. 102.57%    13.98%    11.63%
        Average annual at net asset value.........................................   7.28%     4.46%     3.74%
        Average annual with maximum sales charge or CDSC..........................   6.54%     2.76%     2.82%

*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.

COMMON SENSE GROWTH FUND

Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................   8.50%     5.50%     5.00%
Six-month total returns:
        Cumulative at net asset value.............................................   8.38%     8.22%     7.80%
        Cumulative with maximum sales charge or CDSC..............................   (.82%)    2.24%     2.83%
One-year total returns:
        Average annual at net asset value.........................................  15.72%    14.58%    13.99%
        Average annual with maximum sales charge or CDSC..........................   5.91%     8.31%     8.99%
Five-year total returns:
        Cumulative at net asset value.............................................  95.27%      N/A       N/A
        Average annual at net asset value.........................................  14.32%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................  12.31%      N/A       N/A
Ten-year total returns:
        Cumulative at net asset value............................................. 209.67%      N/A       N/A
        Average annual at net asset value.........................................  11.97%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................  10.98%      N/A       N/A

*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Results for the Period Ended April 30, 1997 (Continued)
--------------------------------------------------------------------------------
COMMON SENSE TRUST


--------------------------------------------------------------------------------

                                                                                   1 Shares   A Shares   B Shares
------------------------------------------------------------------------------------------------------------------
Common Sense Growth Fund (CONTINUED)
Inception total returns:*
        Cumulative at net asset value.............................................   209.12%   57.67%    54.63%
        Average annual at net asset value.........................................    11.88%   16.39%    15.64%
        Average annual with maximum sales charge or CDSC..........................    10.90%   14.22%    14.88%

*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.

COMMON SENSE GROWTH AND INCOME FUND

Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................     8.50%    5.50%     5.00%
Six-month total returns:
        Cumulative at net asset value.............................................    10.76%   10.62%    10.26%
        Cumulative with maximum sales charge or CDSC..............................     1.36%    4.56%     5.40%
One-year total returns:
        Average annual at net asset value.........................................    17.52%   16.87%    16.04%
        Average annual with maximum sales charge or CDSC..........................     7.52%   10.42%    11.06%
Five-year total returns:
        Cumulative at net asset value.............................................    95.44%     N/A       N/A
        Average annual at net asset value.........................................    14.34%     N/A       N/A
        Average annual with maximum sales charge or CDSC..........................    12.33%     N/A       N/A
Ten-year total returns:
        Cumulative at net asset value.............................................   196.83%     N/A       N/A
        Average annual at net asset value.........................................    11.49%     N/A       N/A
        Average annual with maximum sales charge or CDSC..........................    10.50%     N/A       N/A
Inception total returns:*
        Cumulative at net asset value.............................................   197.61%   59.01%    55.61%
        Average annual at net asset value.........................................    11.46%   16.72%    15.88%
        Average annual with maximum sales charge or CDSC..........................    10.48%   14.53%    15.13%

*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.

COMMON SENSE INTERNATIONAL EQUITY FUND

Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................     8.50%    5.50%     5.00%
Six-month total returns:
        Cumulative at net asset value.............................................     2.78%    2.72%     2.32%
        Cumulative with maximum sales charge or CDSC..............................    (5.93%)  (2.91%)   (2.68%)
One-year total returns:
        Average annual at net asset value.........................................      N/A     3.98%     3.20%
        Average annual with maximum sales charge or CDSC..........................      N/A    (1.74%)   (1.80%)
Inception total returns:*
        Cumulative at net asset value**...........................................     6.12%   42.53%    40.44%
        Average annual at net asset value.........................................      N/A    18.20%    17.37%
        Average annual with maximum sales charge or CDSC..........................      N/A    15.10%    16.18%

*Class 1 shares inception of August 8, 1996, Class A and Class B inception of March 17, 1995 (date the Fund's investment strategy was implemented).

**The cumulative total return with maximum 8.50% sales charge for Class 1 shares is (2.92%).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Results for the Period Ended April 30, 1997 (Continued)
--------------------------------------------------------------------------------
COMMON SENSE TRUST


--------------------------------------------------------------------------------

                                                                                   1 Shares   A Shares   B Shares
------------------------------------------------------------------------------------------------------------------
COMMON SENSE MONEY MARKET FUND
Six-month total returns:
        Cumulative at net asset value.............................................   2.21%     2.18%     1.89%
One-year total returns:
        Average annual at net asset value.........................................   4.50%      N/A       N/A
Five-year total returns:
        Cumulative at net asset value.............................................  19.82%      N/A       N/A
        Average annual at net asset value.........................................   3.68%      N/A       N/A
Inception total returns:*
        Cumulative at net asset value.............................................  59.78%     3.21%     2.62%
        Average annual at net asset value.........................................   5.12%      N/A       N/A

*Class 1 shares inception of December 15, 1987, Class A and Class B inception of August 8, 1996.

An investment in the Common Sense Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There is a one-time $15 set-up fee for the Money Market Fund.

COMMON SENSE MUNICIPAL BOND FUND

Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................   4.75%     4.50%     4.00%
Six-month total returns:
        Cumulative at net asset value.............................................   1.43%     1.30%     0.93%
        Cumulative with maximum sales charge or CDSC..............................  (3.39%)   (3.24%)   (3.02%)
One-year total returns:
        Average annual at net asset value.........................................   6.59%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................   1.55%      N/A       N/A
Five-year total returns:
        Cumulative at net asset value.............................................  38.58%      N/A       N/A
        Average annual at net asset value.........................................   6.74%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................   5.71%      N/A       N/A
Inception total returns:*
        Cumulative at net asset value**...........................................  88.06%     2.44%     1.86%
        Average annual at net asset value.........................................   7.44%      N/A       N/A
        Average annual with maximum sales charge or CDSC..........................   6.85%      N/A       N/A

*Class 1 shares inception of July 13, 1988, Class A and Class B inception of August 8, 1996.

**The cumulative total return with maximum sales charge of 4.50% for Class A shares and maximum contingent deferred sales charge of 4.00% for Class B shares are (2.17%) and (2.10%), respectively.

N/A=Not Applicable

Performance data quoted represents past performance, which is not indicative of future performance. The investment return and principal value may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                               Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks 87.1%

CONSUMER DISTRIBUTION 9.5%

Bed, Bath & Beyond, Inc. (b)............................   17,000  $    465,375
Cardinal Health, Inc....................................    6,000       319,500
Consolidated Stores Corp. (b)...........................   21,000       840,000
Costco Cos., Inc. (b)...................................   42,000     1,212,750
CVS Corp................................................   10,000       496,250
Dollar General Corp.....................................   17,000       537,625
Eagle Hardware & Garden, Inc. (b).......................    9,000       168,750
Family Dlr. Stores, Inc.................................   12,000       313,500
Inacom Corp. (b)........................................    6,000       132,750
Ingram Micro, Inc., Class A (b).........................   10,000       227,500
Interstate Bakeries Corp................................   13,000       674,375
Kroger Co. (b)..........................................   27,000       742,500
Meyer Fred, Inc. (b)....................................    7,000       287,875
Miller Herman, Inc......................................   21,000       679,875
Pacific Sunwear of California (b).......................   10,000       312,500
Pier 1 Imports, Inc.....................................   10,000       197,500
Ross Stores, Inc........................................   37,000     1,040,625
Safeway, Inc. (b).......................................   38,525     1,719,178
Stein Mart, Inc. (b)....................................    6,000       174,000
Tiffany & Co............................................   13,000       515,125
TJX Cos., Inc...........................................   17,000       803,250
Wet Seal, Inc. (b)......................................    6,000       148,500
                                                                    -----------
                                                                     12,009,303
                                                                    -----------

CONSUMER DURABLES 0.3%

Ethan Allen Interiors, Inc..............................    8,000       354,000
                                                                    -----------
CONSUMER NON-DURABLES 5.6%

Borders Group, Inc. (b).................................   28,000       595,000
Coca-Cola Enterprises, Inc..............................   12,500       754,688
Gadzooks, Inc. (b)......................................    9,000       250,875
Gucci Group NV..........................................   12,500       867,187
Jones Apparel Group, Inc. (b)...........................   15,000       626,250
Liz Claiborne, Inc......................................   10,500       475,125
Nautica Enterprises, Inc. (b)...........................   24,500       542,063
Nu Skin Asia Pacific, Inc. (b)..........................    2,000        52,000
Smithfield Foods, Inc. (b)..............................   12,000       553,500
St. John Knits, Inc.....................................   12,000       460,500
Starbucks Corp. (b).....................................    6,000       179,250
Tommy Hilfiger, Corp. (b)...............................   17,500       695,625
Westpoint Stevens, Inc. (b).............................   11,000       430,375
Wolverine World Wide, Inc...............................   14,000       563,500
                                                                    -----------
                                                                      7,045,938
                                                                    -----------
CONSUMER SERVICES 7.6%

AccuStaff, Inc (b)......................................    8,915       162,699
Apollo Group, Inc., Class A (b).........................   10,000       268,750
Boston Chicken, Inc. (b)................................    6,000       143,250

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                       Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                Shares  Market Value
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)

Capstar Hotel Co. (b).....................................  8,000   $   227,000
Caribiner International, Inc. (b).........................  4,000       212,000
Clear Channel Communications, Inc. (b)....................  7,500       363,750
Consolidated Graphics, Inc. (b)........................... 12,000       292,500
Corrections Corp. of America (b).......................... 22,000       717,750
Doubletree Corp. (b)...................................... 12,000       504,000
Evergreen Media Corp., Class A (b)........................ 17,000       550,375
Firstplus Financial Group, Inc. (b)....................... 26,000       575,250
HFS, Inc.(b).............................................. 25,000     1,481,250
Imperial Credit Industries, Inc. (b)......................  9,000       131,062
Interpublic Group of Cos., Inc............................ 13,000       736,125
Meredith Corp............................................. 27,000       634,500
National Data Corp........................................ 10,000       375,000
Omnicom Group, Inc........................................ 10,500       556,500
Prime Hospitality Corp. (b)...............................  8,000       133,000
Promus Hotel Corp. (b).................................... 10,000       352,500
Regal Cinemas, Inc. (b)................................... 12,000       327,000
Reynolds & Reynolds Co., Class A.......................... 10,000       207,500
Robert Half International, Inc. (b)....................... 10,500       412,125
Sitel Corp. (b)........................................... 12,000       118,500
Univision Communications, Inc., Class A (b)...............  2,000        68,000
Whittman-Hart, Inc. (b)...................................  2,000        38,000
                                                                    -----------
                                                                      9,588,386
                                                                    -----------

ENERGY 7.2%

Baker Hughes, Inc.........................................  6,000       207,000
BJ Services Cos., including Warrants (exp. 04/13/00) (b).. 10,000       472,645
Chesapeake Energy Corp. (b)............................... 10,000       151,250
Cliffs Drilling Co. (b)...................................  6,000       366,000
Cooper Cameron Corp. (b).................................. 10,000       712,500
Diamond Offshore Drilling, Inc. (b)....................... 17,000     1,094,375
Energy Ventures, Inc.(b)..................................  8,000       535,000
ENSCO International, Inc.(b).............................. 18,000       855,000
Falcon Drilling, Inc.(b).................................. 17,500       669,375
Flores & Rucks, Inc. (b)..................................  7,000       305,375
Forcenergy, Inc. (b)...................................... 10,000       310,000
Global Marine, Inc. (b)................................... 42,000       845,250
Marine Drilling Cos., Inc. (b)............................ 21,500       338,625
Reading & Bates Corp. (b)................................. 18,000       402,750
Rowan Cos., Inc. (b)...................................... 11,500       207,000
Smith International, Inc. (b)............................. 20,000       947,500
Tidewater, Inc............................................ 15,000       601,875
Varco International, Inc. (b).............................  5,000       115,000
                                                                    -----------
                                                                      9,136,520
                                                                    -----------

FINANCE 7.8%

Ahmanson H.F. & Co........................................  7,000       266,875
Astoria Financial Corp.................................... 10,000       391,250
Bank of Boston Corp....................................... 14,000     1,018,500
CMAC Investment Corp...................................... 17,000       646,000

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                       Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                Shares  Market Value
--------------------------------------------------------------------------------
FINANCE (CONTINUED)

Coast Savings Financial Corp. (b)........................   5,250  $    211,312
ContiFinancial Corp. (b).................................   4,000       115,000
Cullen Frost Bankers, Inc................................   6,500       227,500
E Trade Group, Inc. (b)..................................   4,000        60,000
Finova Group, Inc........................................  15,000     1,029,375
Glendale Federal Bank, FSB...............................  10,000       248,750
Greenpoint Financial Corp................................  10,000       553,750
MGIC Investment Corp.....................................  15,000     1,218,750
North Fork Bancorp, Inc..................................  10,000       396,250
Peoples Heritage Financial Group, Inc....................   9,000       282,375
Sovereign Bancorp, Inc...................................  25,000       306,250
St. Paul Bancorp, Inc....................................  10,000       273,750
Star Banc Corp...........................................  11,000       467,500
State Street Corp........................................   6,000       472,500
Transatlantic Holdings, Inc..............................   2,000       165,500
Washington Mutual, Inc...................................  30,000     1,481,250
                                                                    -----------
                                                                      9,832,437
                                                                    -----------

HEALTHCARE 8.4%

Cardiothoracic Systems, Inc. (b).........................  12,000       190,500
Curative Health Services, Inc. (b).......................   6,000       141,750
Dura Pharmaceuticals, Inc. (b)...........................  30,000       870,000
ESC Medical Systems, Ltd. (b)............................   4,500       120,938
FPA Medical Management, Inc. (b).........................  10,000       162,500
Guidant Corp.............................................  15,000     1,023,310
HBO & Co.................................................  18,000       963,000
Health Management Assoc., Inc., Class A (b)..............  24,000       642,000
Healthsouth Corp. (b)....................................  60,000     1,185,000
Jones Medical Industries, Inc............................  13,000       458,250
Medicis Pharmaceutical Corp., Class A (b)................  13,000       318,500
MiniMed, Inc. (b)........................................   7,000       173,250
Omnicare, Inc............................................  34,000       828,750
Oxford Health Plans, Inc. (b)............................  17,000     1,119,875
Parexel International Corp. (b)..........................   8,000       224,000
Quintiles Transnational Corp. (b)........................   9,000       457,875
Renal Treatment Centers, Inc. (b)........................   8,000       173,000
Rexall Sundown, Inc. (b).................................   3,100        61,614
Teva Pharmaceutical Industries, Ltd. - ADR (Israel)......   5,500       279,125
Total Renal Care Holdings, Inc. (b)......................   6,000       192,750
Universal Health Services, Inc., Class B (b).............  10,000       378,750
Vencor, Inc. (b).........................................   8,100       337,031
Vivus, Inc. (b)..........................................   9,000       332,437
                                                                    -----------
                                                                     10,634,205
                                                                    -----------

PRODUCER MANUFACTURING 3.7%

Danaher Corp.............................................  10,000       451,250
Mastec, Inc. (b).........................................   6,750       195,750
Mueller Industries, Inc. (b).............................   3,500       131,250
Newpark Resources, Inc. (b)..............................   6,000       269,250
Precision Castparts Corp.................................   9,000       481,500

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                       Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                                                         Shares  Market Value
--------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)

Tyco International, Ltd..........................................................   10,000  $    610,000
US Filter Corp. (b)..............................................................   28,000       850,500
United Waste Systems, Inc. (b)...................................................   21,000       708,750
USA Waste Services, Inc. (b).....................................................   31,000     1,015,250
                                                                                            ------------
                                                                                               4,713,500
                                                                                            ------------

RAW MATERIALS/PROCESSING INDUSTRIES 0.9%

Betz Laboratories, Inc. including Common Callable Rights (exp. 09/19/98).........    3,000       192,000
Cytec Industries, Inc. (b).......................................................    4,000       150,500
Maverick Tube Corp. (b)..........................................................    3,000        65,625
Praxair, Inc.....................................................................   11,000       567,875
Sealed Air Corp. (b).............................................................    4,500       208,125
                                                                                            ------------
                                                                                               1,184,125
                                                                                            ------------

TECHNOLOGY 33.7%

Acxiom Corp. (b).................................................................   13,000       170,625
ADC Telecommunications, Inc. (b).................................................   25,000       653,125
Advanced Micro Devices, Inc. (b).................................................    6,000       255,000
Altera Corp. (b).................................................................   40,000     1,982,500
Applied Materials, Inc. (b)......................................................   29,000     1,591,375
Aspect Telecommunications Corp. (b)..............................................   13,000       230,750
Aspen Technology, Inc. (b).......................................................   12,200       370,575
Baan Company NVF.................................................................   12,000       645,000
BMC Industries, Inc..............................................................    7,000       203,000
BMC Software, Inc. (b)...........................................................   34,000     1,470,500
Cadence Design Systems, Inc. (b).................................................   14,000       448,000
Cambridge Technology Partners (b)................................................   13,000       346,125
Ciber, Inc. (b)..................................................................    8,000       286,000
Compuware Corp. (b)..............................................................   49,000     1,849,750
Comverse Technology, Inc. (b)....................................................   15,000       588,750
Dallas Semiconductor Corp........................................................    6,000       219,000
Dell Computer Corp. (b)..........................................................   56,000     4,686,500
Dynatech Corp. (b)...............................................................    8,000       278,000
Gateway 2000, Inc. (b)...........................................................   20,000     1,097,500
Intel Corp.......................................................................   20,000     3,062,500
KLA Instruments Corp. (b)........................................................    9,000       400,500
McAfee Associates, Inc. (b)......................................................   40,000     2,230,000
Micron Technology, Inc...........................................................    6,000       211,500
Microsoft Corp. (b)..............................................................   40,000     4,860,164
National TechTeam, Inc. (b)......................................................    5,000        77,500
PairGain Technologies, Inc. (b)..................................................   48,000     1,248,000
Parametric Technology Corp. (b)..................................................   19,000       859,750
Paychex, Inc.....................................................................   11,000       514,938
Peoplesoft, Inc. (b).............................................................   44,000     1,826,000
Qualcomm, Inc. (b)...............................................................   14,000       654,500
Quantum Corp. (b)................................................................   17,000       708,687
Read-Rite Corp. (b)..............................................................    7,500       194,063
Sanmina Corp. (b)................................................................   11,500       575,000
Saville Systems PLC-ADR (Ireland) (b)............................................    5,000       205,625
SCI Systems, Inc. (b)............................................................    9,500       586,625

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                       Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                                                                   Shares   Market Value
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Sundstrand Corp............................................................................    4,000   $    195,000
SunGuard Data Systems, Inc. (b)............................................................   16,000        710,000
Technology Solutions Co. (b)...............................................................    5,200        137,150
Tellabs, Inc. (b)..........................................................................   32,000      1,276,000
Teradyne, Inc. (b).........................................................................   14,000        458,500
Texas Instruments, Inc.....................................................................   17,000      1,517,656
Viasoft, Inc (b)...........................................................................   20,000        850,000
Visio Corp. (b)............................................................................    3,000        152,250
Vitesse Semiconductor Corp. (b)............................................................   24,000        756,000
Western Digital Corp. (b)..................................................................   13,000        801,125
Wind River Systems, Inc. (b)...............................................................   10,000        230,000
                                                                                                       ------------
                                                                                                         42,671,108
                                                                                                       ------------

TRANSPORTATION 1.2%
Airborne Freight Corp......................................................................    8,000        281,000
Continental Airlines, Inc., Class B (b)....................................................   15,000        476,250
Tower Automotive, Inc. (b).................................................................    6,500        240,500
Trico Marine Services, Inc. (b)............................................................    5,000        177,500
US Airways Group, Inc. (b).................................................................   13,000        420,875
                                                                                                       ------------
                                                                                                          1,596,125
                                                                                                       ------------

UTILITIES 1.2%
AES Corp. (b)..............................................................................   11,000        717,750
Cincinnati Bell, Inc.......................................................................   15,000        840,000
                                                                                                       ------------
                                                                                                          1,557,750
                                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 87.1% (Cost $96,288,644) (a)............................................    110,323,397
                                                                                                       ============
Short-Term Investments 12.7%

REPURCHASE AGREEMENT 11.1%
  DLJ Securities ($14,075,000 par collateralized by U.S. Government obligations in a
  pooled cash account, dated 04/30/97, to be sold on 05/01/97 at $14,077,053) (c)...................     14,075,000

U.S. GOVERNMENT OBLIGATION 1.6%
  Federal National Mortgage Association ($2,000,000 par, yielding 5.155%,
  05/14/97 maturity)................................................................................      1,995,991
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,070,991) (a).................................................     16,070,991
                                                                                                       ------------
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%..........................................................        211,738
                                                                                                       ------------
NET ASSETS 100.0%...................................................................................   $126,606,126
                                                                                                       ============

(a) At April 30, 1997, for federal income tax purposes, cost for long- and short-term investments is $112,366,042; the aggregate gross unrealized appreciation is $18,339,120, and the aggregate gross unrealized depreciation is $4,212,861, resulting in net unrealized appreciation including futures transactions of $14,126,259.

(b) Non-income producing security as this stock currently does not declare dividends.

(c)  Assets segregated for open futures transactions.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Emerging Growth Fund                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

  ASSETS:
  Long-Term Investments, at Market Value (Cost $96,288,644) (Note 1)....................    $ 110,323,397
  Repurchase Agreement (Cost $14,075,000) (Note 1)......................................       14,075,000
  Short-Term Investments (Cost $1,995,991) (Note 1).....................................        1,995,991
  Cash..................................................................................            1,409
  RECEIVABLES:
        Fund Shares Sold................................................................        1,406,446
        Securities Sold.................................................................          346,372
        Variation Margin on Futures (Note 5)............................................           31,500
        Dividends.......................................................................           22,927
        Other...........................................................................           55,435
  Unamortized Organizational Costs (Note 1).............................................           11,837
                                                                                            -------------
        Total Assets....................................................................      128,270,314
                                                                                            -------------
  LIABILITIES:
  Payables:
        Securities Purchased............................................................        1,204,341
        Distributor and Affiliates (Notes 2 and 6)......................................          159,850
        Investment Advisory Fee (Note 2)................................................          112,733
        Fund Shares Repurchased.........................................................           63,730
  Accrued Expenses......................................................................          121,289
  Retirement Plan (Note 2)..............................................................            2,245
                                                                                            -------------
                Total Liabilities.......................................................        1,664,188
                                                                                            -------------
  NET ASSETS............................................................................    $ 126,606,126
                                                                                            =============
  NET ASSETS CONSIST OF:
  Capital (Note 3)......................................................................    $ 120,409,254
  Net Unrealized Appreciation on Securities.............................................       14,132,666
  Accumulated Net Investment Loss.......................................................         (760,482)
  Accumulated Net Realized Loss on Securities...........................................       (7,175,312)
                                                                                            -------------
  NET ASSETS............................................................................    $ 126,606,126
                                                                                            =============

  MAXIMUM OFFERING PRICE PER SHARE:
        Class 1 Shares:
                Net asset value and redemption price per share (Based on net assets of
                $3,387,097 and 193,230 shares of beneficial interest issued and
                outstanding)............................................................    $       17.53
                Maximum sales charge (8.50%* of offering price).........................             1.63
                                                                                            -------------
                Maximum offering price to public........................................    $       19.16
                                                                                            =============
        Class A Shares:
                Net assets value and redemption price per share (Based on net assets of
                $70,394,811 and 4,023,817 shares of beneficial interest
                and outstanding)........................................................    $       17.49
                Maximum sales charge (5.50%* of offering price).........................             1.02
                                                                                            -------------
                Maximum offering price to public........................................    $       18.51
                                                                                            =============
        Class B Shares:
                Net asset value and offering price per share (Based on net assets of
                $52,824,218 and 3,069,754 shares of beneficial interest issued and
                outstanding)............................................................    $       17.21
                                                                                            =============

  * On sales of $10,000 of more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.



See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                                        Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

--------------------------------------------------------------------------------

Statement of Operations

                                                                          SIX MONTHS ENDED
                                                                            APRIL 30, 1997
                                                                          ----------------
  INVESTMENT INCOME:
  Interest...............................................................     $    303,479
  Dividends..............................................................          145,068
                                                                              ------------
        Total Income.....................................................          448,547
                                                                              ------------
  EXPENSES:
  Shareholder Services (Note 2)..........................................          399,018
  Investment Advisory Fee (Note 2).......................................          357,558
  Distribution (12b-1) and Service Fees (Attributed to Class A and B
  of $77,947 and $230,180, respectively)(Note 6).........................           308,127
  Registration and Filing Fees...........................................            60,718
  Trustees Fees and Expenses (Note 2)....................................            10,514
  Amortization of Organizational Costs...................................             2,072
  Custody................................................................               301
  Other..................................................................            69,463
                                                                               ------------
        Total Expenses...................................................         1,207,771
                                                                               ------------
  NET INVESTMENT LOSS....................................................      $   (759,224)
                                                                               ============
  REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
  Realized Gain/Loss on Securities:
        Investments......................................................      $ (3,207,768)
        Futures..........................................................          (178,767)
                                                                               ------------
  Net Realized Loss on Securities........................................        (3,386,535)
                                                                               ------------
  Unrealized Appreciation/Depreciation on Securities:
        Beginning of the Period..........................................        17,310,941
        End of the Period:
                Investments..............................................        14,034,753
                Futures..................................................            97,913
                                                                               ------------
                                                                                 14,132,666
                                                                               ------------
  Net Unrealized Depreciation on Securities During the Period............        (3,178,275)
                                                                               ------------
  NET REALIZED AND UNREALIZED LOSS ON SECURITIES.........................      $ (6,564,810)
                                                                               ============
  NET DECREASE IN NET ASSETS FROM OPERATIONS.............................      $ (7,324,034)
                                                                               ============

  STATEMENT OF CHANGES IN NET ASSETS
                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                      APRIL 30,      OCTOBER 31,
                                                                           1997             1996
                                                              -----------------   --------------
  FROM INVESTMENT ACTIVITIES:
  Operations:
  Net Investment Loss........................................      $   (759,224)  $   (1,068,737)
  Net Realized Loss on Securities............................        (3,386,535)      (3,758,785)
  Net Unrealized Appreciation/Depreciation on Securities
   During the Period.........................................        (3,178,275)      15,144,176
                                                                   ------------   --------------
  Change in Net Assets from Operations.......................        (7,324,034)      10,316,654
                                                                   ------------   --------------
  FROM CAPITAL TRANSACTIONS (NOTE 3):
  Proceeds from Shares Sold..................................        52,450,030       62,308,648
  Cost of Shares Repurchased.................................        (9,796,506)      (8,092,239)
                                                                   ------------   --------------
  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........        42,653,524       54,216,409
                                                                   ------------   --------------
  TOTAL INCREASE IN NET ASSETS...............................        35,329,490       64,533,063

  NET ASSETS:
  Beginning of the Period....................................        91,276,636       26,743,573
                                                                   ------------   --------------
  End of the Period (Including accumulated net investment
         loss of $760,482 and $1,258, respectively)..........      $126,606,126   $   91,276,636
                                                                   ============   ==============

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Emerging Growth Fund                                   Financial Highlights
--------------------------------------------------------------------------------
  The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                                         August 8, 1996
                                                                    Six Months            (Commencement
                                                               Ended April 30,      of Distribution) to
  Class 1 Shares                                                          1997         October 31, 1996
  ---------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period....................       $  18.593             $     17.890
                                                                     ---------             ------------
     Net Investment Loss......................................           (.035)                   (.015)
     Net Realized and Unrealized Gain/Loss on Securities......          (1.029)                    .718
                                                                     ---------             ------------
  Total from Investment Operations............................          (1.064)                    .703
                                                                     ---------             ------------
  Net Asset Value, End of the Period..........................       $  17.529             $     18.593
                                                                     =========             ============

  Total Return (a)............................................          (5.70%)*                   3.91%*
  Net Assets at End of Period (In millions)...................       $    3.4              $        0.7
  Ratio of Expenses to Average Net Assets.....................           1.63%                     1.74%
  Ratio of Net Investment Loss to Average Net Assets..........           (.77%)                   (1.09%)
  Portfolio Turnover..........................................             49%*                      80%
  Average Commission Paid for Equity Share Traded (b).........       $  .0550              $      .0498

  *    Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
  (b) Represents the Average Brokerage Commissions Paid Per Equity Share Traded during the period for trades where commissions were applicable.


  See Notes Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                          Financial HighlightsE(Continued)
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                                                       February 21, 1995
                                                                                                           (Commencement
                                                              Six Months                                   of Investment
                                                                   Ended            Year Ended            Operations) to
Class A Shares                                            April 30, 1997      October 31, 1996      October 31, 1995 (a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................. $       18.574      $          15.12          $          11.81
                                                          --------------      ----------------          ----------------
   Net Investment Loss...................................          (.083)                (.178)                     (.24)
   Net Realized and Unrealized Gain/Loss on Securities...          (.997)                3.632                      3.55
                                                          --------------      ----------------          ----------------
Total from Investment Operations.........................         (1.080)                3.454                      3.31
                                                          --------------      ----------------          ----------------
Net Asset Value, End of the Period....................... $       17.494      $         18.574          $          15.12
                                                          ==============      ================          ================
Total Return (b).........................................          (5.82%)*              22.82%                     3.91%(c)
Net Assets at End of Period (In millions)................ $         70.4      $           51.5          $            0.7
Ratio of Expenses to Average Net Assets (d)..............           1.88%                 2.21%                     2.75%
Ratio of Net Investment Loss to Average Net Assets (d)...          (1.07%)               (1.52%)                   (1.65%)
Portfolio Turnover.......................................             49%*                  80%                       83%*
Average Commission Paid for Equity Share Traded (e)...... $        .0550      $          .0498          $              -

--------------------------------------------------------------------------------

                                                                                                       February 21, 1995
                                                                                                           (Commencement
                                                              Six Months                                   of Investment
                                                                   Ended            Year Ended            Operations) to
Class B Shares                                            April 30, 1997      October 31, 1996      October 31, 1995 (a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................. $       18.339      $          15.04          $          11.81
                                                          --------------      ----------------          ----------------
   Net Investment Loss...................................          (.136)                (.270)                     (.35)
   Net Realized and Unrealized Gain/Loss on Securities...          (.995)                3.569                      3.58
                                                          --------------      ----------------          ----------------
Total from Investment Operations.........................         (1.131)                3.299                      3.23
                                                          --------------      ----------------          ----------------
Net Asset Value, End of the Period....................... $       17.208      $         18.339          $          15.04
                                                          ==============      ================          ================
Total Return (b).........................................          (6.16%)*              21.94%                    27.43%(c)
Net Assets at End of Period (In millions)................ $         52.8      $           39.1          $           10.8
Ratio of Expenses to Average Net Assets (d)..............           2.63%                 2.96%                     3.49%
Ratio of Net Investment Loss to Average Net Assets (d)...          (1.82%)               (2.27%)                   (2.45%)
Portfolio Turnover.......................................             49%*                  80%                       83%*
Average Commission Paid for Equity Share Traded (e)...... $        .0550      $          .0498          $              -

*    Non-Annualized

(a)  Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total Return from March 17, 1995 (date the FundOs investment strategy was implemented) through October 31, 1995 without annualization.
(d) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 3.37% and (2.27%) for Class A shares and 4.11% and (3.07%) for Class B shares, respectively.
(e) Represents the Average Brokerage Commisssions Paid per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government Fund                                         Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

 Par
Amount
(000)        Description                                                           Coupon         Maturity        Market Value
------------------------------------------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT AGENCY OBLIGATIONS 60.7%

$   4,142    Federal Home Loan Mortgage Corp. Gold 5 Year Balloon...............     6.500%    10/01/97-07/01/98      $  4,100,518
      446    Federal Home Loan Mortgage Corp. Gold 5 Year Balloon...............     7.000     06/01/97-08/01/97           446,745
    4,575    Federal Home Loan Mortgage Corp. Gold 30 Year Pools................     7.000     07/01/24-10/01/24         4,440,965
   21,757    Federal Home Loan Mortgage Corp. Gold 30 Year Pools................     7.500     04/01/24-09/01/26        21,634,691
      354    Federal Home Loan Mortgage Corp. Gold 30 Year Pools................     8.000     06/01/24-11/01/24           359,511
   10,400    Federal National Mortgage Association Pools........................     6.500     01/01/26-07/01/26         9,805,308
    9,068    Federal National Mortgage Association Pools........................     7.000     04/01/24-05/01/25         8,803,357
   16,347    Federal National Mortgage Association Pools........................     7.500     02/01/16-02/01/26        16,244,497
       25    Federal National Mortgage Association Pools........................     8.000              08/01/25            25,066
   10,314    Governmental National Mortgage Association Pools...................     6.500     01/15/26-07/15/26         9,691,748
   31,782    Governmental National Mortgage Association Pools...................     7.000     06/15/22-08/15/26        30,739,635
    6,775    Governmental National Mortgage Association Pools...................     7.500     03/15/22-10/15/24         6,716,212
    5,336    Governmental National Mortgage Association Pools...................     8.000     06/15/16-08/15/24         5,410,606
   27,370    Governmental National Mortgage Association Pools...................     8.500     12/15/05-06/15/23        28,463,996
   20,757    Governmental National Mortgage Association Pools...................     9.000              12/15/17        22,138,685
       11    Governmental National Mortgage Association Pools...................    10.000              03/15/16            11,902
                                                                                                                      ------------
                        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS................................................       169,033,442
                                                                                                                      ------------

             U.S. GOVERNMENT OBLIGATIONS 42.0%

    1,000    U.S. Treasury Bonds................................................     7.125              02/15/23         1,006,560
   12,000    U.S. Treasury Bonds (b)............................................     7.500              05/15/02        12,489,375
   12,000    U.S. Treasury Bonds (b)............................................     8.125              08/15/19        13,395,000
   10,000    U.S. Treasury Bonds (b)............................................    11.125              08/15/03        12,262,500
    1,200    U.S. Treasury Notes................................................     6.500              08/15/05         1,181,436
      700    U.S. Treasury Notes................................................     6.500              05/15/05           690,158
   15,000    U.S. Treasury Notes (b)............................................     7.875              01/15/98        15,203,850
      600    U.S. Treasury Notes................................................     8.000              08/15/99           620,718
   22,000    U.S. Treasury Notes (b)............................................     8.500              02/15/00        23,144,660
   16,000    U.S. Treasury Notes................................................     8.750              10/15/97        16,212,480
   20,000    U.S. Treasury Notes (b)............................................     9.000              05/15/98        20,587,600
                                                                                                                     -------------
                       TOTAL U.S. GOVERNMENT OBLIGATIONS.......................................................        116,794,337
                                                                                                                     -------------
TOTAL LONG-TERM INVESTMENTS 102.7%
     (Cost $286,082,372) (a)....................................................................................       285,827,779

REPURCHASE AGREEMENT 0.9%
     DLJ Securities ($2,400,000 par collateralized by U.S. Government obligations
     in a pooled cash account, dated 04/30/97, to be sold on 05/01/97 at $2,400,350) (Cost $2,400,000) (a)......         2,400,000

LIABILITIES IN EXCESS OF OTHER ASSETS (3.6%)....................................................................        (9,818,220)
                                                                                                                      ------------
NET ASSETS 100.0%...............................................................................................      $278,409,559
                                                                                                                      ============

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $288,586,699, the aggregate gross unrealized appreciation is $2,878,835 and the aggregate gross unrealized depreciation is $4,133,862; resulting in net unrealized depreciation including open futures contracts of $1,255,027.
(b)  Assets segregated as collateral for open futures transactions.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government Fund                              Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $286,082,372) (Note 1).......................................      $285,827,779
Repurchase Agreement (Cost $2,400,000) (Note 1).................................................         2,400,000
Cash............................................................................................             3,841
Receiveables:
   Interest.....................................................................................         3,545,555
   Fund Shares Sold.............................................................................           506,657
   Variation Margin on Futures (Note 5).........................................................            95,309
Other...........................................................................................            18,457
                                                                                                      ------------
Total Assets....................................................................................       292,397,598
                                                                                                      ------------
LIABILITIES:
Payables:
   Securities Purchased.........................................................................        12,904,569
   Fund Shares Purchased........................................................................           482,699
   Income Distributions.........................................................................           216,627
   Investment Advisory Fee (Note 2).............................................................           137,671
   Distributor and Affiliates (Notes 2 and 6)...................................................           126,395
Accrued Expenses................................................................................           103,762
Retirement Plan (Note 2)........................................................................            16,316
                                                                                                      ------------
Total Liabilities...............................................................................        13,988,039
                                                                                                      ------------
NET ASSETS......................................................................................      $278,409,559
                                                                                                      ============
NET ASSETS CONSIST OF:
Capital (Note 3)................................................................................      $316,235,597
Accumulated Undistributed Net Investment Income (Note 1)........................................            30,239
Net Unrealized Depreciation on Securities.......................................................        (1,150,700)
Accumulated Net Realized Loss on Securities.....................................................       (36,705,577)
                                                                                                      ------------
NET ASSETS......................................................................................      $278,409,559
                                                                                                      ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class 1 Shares:
     Net asset value and redemption price per share (Based on net assets
     of $253,904,400 and 24,914,570 shares of beneficial interest issued and outstanding).......      $      10.19
     Maximum sales charge (6.75%* of offering price)............................................               .74
                                                                                                      ------------
   Maximum offering price to public.............................................................      $      10.93
                                                                                                      ============
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $11,658,285 and 1,144,115 shares of beneficial interest issued and outstanding)............      $      10.19
     Maximum sales charge (4.75%* of offering price)............................................               .51
                                                                                                      ------------
     Maximum offering price to public...........................................................      $      10.70
                                                                                                      ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $12,846,874 and 1,260,740 shares of beneficial interest issued and outstanding)............      $      10.19
                                                                                                      ============

* On sales of $25,000 or more for Class 1 shares and $100,000 or more for Class A shares, the sales charge will be reduced.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government Fund                                             Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

--------------------------------------------------------------------------------

Statement of Operations

                                                                                                          Six Months Ended
INVESTMENT INCOME                                                                                          April 30, 1997
                                                                                                          ----------------
Interest..............................................................................................      $ 11,374,654
                                                                                                            ------------
EXPENSES
Investment Advisory Fee (Note 2)......................................................................           885,124
Shareholder Services (Note 2).........................................................................           284,634
Distribution (12b-1) and Services Fees (Attributed to Classes A & B
    of $14,481 and $66,165, respectively) (Note 6)....................................................            80,646
Trustees Fees and Expenses (Note 2)...................................................................            19,763
Custody...............................................................................................            15,376
Other.................................................................................................           190,859
                                                                                                            ------------
     Total Expenses...................................................................................         1,476,402
                                                                                                            ------------
NET INVESTMENT INCOME.................................................................................      $  9,898,252
                                                                                                            ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES
Net Realized Gain/Loss on
     Securities
     Investments......................................................................................      $   (343,057)
     Futures..........................................................................................           381,395
     Forwards.........................................................................................            61,248
                                                                                                            ------------
Net Realized Gain on Securities.......................................................................            99,586
                                                                                                            ------------
Unrealized
 Appreciation/Depreciation on Securities
     Beginning of the Period..........................................................................         5,358,494
                                                                                                            ------------
     End of the Period:
     Investments......................................................................................          (254,593)
     Futures..........................................................................................          (896,107)
                                                                                                            ------------
                                                                                                              (1,150,700)
                                                                                                            ------------
Net Unrealized Depreciation on Securities During the Period...........................................        (6,509,194)
                                                                                                            ------------
Net Realized and Unrealized Loss on Securities........................................................      $ (6,409,608)
                                                                                                            ============
Net Increase in Net Assets From Operations............................................................      $  3,488,644
                                                                                                            ============

Statement OF Changes in Net Assets

FROM INVESTMENT ACTIVITIES                                                       Six Months Ended         Six Months Ended
OPERATIONS                                                                       October 31, 1996          April 30, 1997
                                                                                 ----------------         ----------------
     Net Investment Income.....................................................    $  9,898,252             $ 21,280,840
     Net Realized Gain/Loss on Securities......................................          99,586               (3,976,596)
     Net Unrealized Appreciation/Depreciation on Securities During
        the Period.............................................................      (6,509,194)              (3,590,273)
                                                                                   ------------             ------------
          Change in Net Assets from Operations.................................       3,488,644               13,713,971
                                                                                   ------------             ------------
Distributions from Net Investment Income.......................................      (9,756,674)             (21,657,232)
Distributions from and in Excess of Net Investment Income (Note 1).............               0                 (124,957)
     Distributions from and in Excess of Net Investment Income (Note 1)........      (9,756,674)             (21,782,189)
                                                                                   ------------             ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES............................      (6,268,030)              (8,068,218)
                                                                                   ------------             ------------
FROM CAPITAL TRANSACTIONS (NOTE 3)
     Procees from Shares Sold..................................................      11,904,724               56,574,484
     Net Asset Value of Shares Issued Through Dividend Reinvestment............       8,425,536               18,761,150
     Cost of Shares Repurchased................................................     (48,000,775)             (83,934,267)
                                                                                   ------------             ------------
          Net Change in Net Assets from Capital Transactions...................     (27,670,515)              (8,598,633)
                                                                                   ------------             ------------
TOTAL DECREASE IN NET ASSETS...................................................     (33,938,545)             (16,666,851)
NET ASSETS
    Beginning of the Period....................................................     312,348,104              329,014,955
                                                                                   ------------             ------------
    End of the Period (Including accumulated undistributed net investment
        income of $30,239 and $(6,653), respectively)..........................    $278,409,559             $312,348,104
                                                                                   ============             ============

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government Fund                                        Financial Highlights
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED                YEAR ENDED OCTOBER 31
                                                                                  ---------------------------------------------
Class 1 Shares                                                 APRIL 30, 1997        1996        1995          1994        1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................   $  10.406    $  10.67    $   9.99     $   11.80   $   11.56
                                                                     --------     -------     -------      --------    --------
     Net Investment Income.......................................        .340        .701         .70           .69       .7616
     Net Realized and Unrealized
          Gain/Loss on Securities................................       (.217)      (.247)      .6779        (1.358)      .4249
                                                                     --------     -------     -------      --------    --------
Total from Investment Operations.................................        .123        .454      1.3779         (.668)     1.1865

Less:
     Distributions from and in Excess of Net
          Investment Income (Note 1).............................        .338        .718       .6979         .6878       .7615
     Distributions from and in Excess of Net
          Realized Gain on Securities (Note 1)...................         -0-         -0-         -0-         .4542        .185
                                                                     --------     -------     -------      --------    --------
Total Distributions..............................................        .338        .718       .6979         1.142       .9465
                                                                     --------     -------     -------      --------    --------
Net Asset Value, End of the Period...............................   $  10.191    $ 10.406    $  10.67     $    9.99   $   11.80
                                                                     ========     =======     =======      ========    ========

Total Return (a).................................................        1.17%*      4.58%      14.27%        (5.45%)     10.55%
Net Assets at End of the Period (In millions)....................   $   253.9    $  287.4    $  329.0     $   335.0   $   370.2
Ratio of Expenses to Average Net Assets..........................         .95%        .84%        .83%          .89%        .89%
Ratio of Net Investment Income to Average Net Assets.............        6.76%       6.79%       6.84%         7.06%       7.35%
Portfolio Turnover...............................................          33%*       276%        214%          256%        218%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS A SHARES                          CLASS B SHARES
                                                      -------------------------------------  ---------------------------------------
                                                      SIX MONTHS ENDED         PERIOD ENDED  SIX MONTHS ENDED           PERIOD ENDED
                                                        APRIL 30, 1997  OCTOBER 31, 1996 (B)   APRIL 30, 1997   OCTOBER 31, 1996 (B)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................    $  10.411              $  10.32        $  10.411             $   10.32
                                                             ---------              --------        ---------             ---------
     Net Investment Income...............................         .332                  .152             .294                  .137
     Net Realized and Unrealized
          Gain/Loss on Securities........................        (.221)                 .090            (.221)                 .090
                                                             ---------              --------        ---------             ---------
Total from Investment Operations.........................         .111                  .242             .073                  .227
Less Distributions from and in Excess of Net Investment
     Income (Note 1).....................................         .332                  .151             .294                  .136
                                                             ---------              --------        ---------             ---------
Net Asset Value, End of the Period.......................    $  10.190              $ 10.411        $  10.190             $  10.411
                                                             =========              ========        =========             =========

Total Return (a).........................................         1.04%*                2.36%*            .82%*                2.18*

Net Assets at End of the Period (In millions)............    $    11.7              $   11.1        $    12.8             $    13.9
Ratio of Expenses to Average Net Assets..................         1.19%                 1.09%            1.94%                 1.84%

Ratio of Net Investment Income to Average Net Assets.....         6.52%                 6.50%            5.77%                 5.74%

Portfolio Turnover.......................................           33%*                 276%              33%*                 276%

*    Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b)  Class A and Class B shares commended distribution on August 8, 1995.



See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                            Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                  Shares   Market Value
----------------------------------------------------------------------------------
Common Stock 86.1%

CONSUMER DISTRIBUTION 9.5%

American Stores Co.......................................    772,000  $ 35,126,000
Autozone, Inc. (b).......................................  1,400,000    34,300,000
Cardinal Health, Inc.....................................    240,000    12,780,000
Dayton Hudson Corp.......................................    650,000    29,250,000
Dillard Department Stores, Inc., Class A.................    350,000    10,806,250
Dominick's Supermarkets, Inc. (b)........................    400,000     8,200,000
Duckwall-Alco Stores, Inc. (b)...........................    200,000     2,675,000
Gap, Inc.................................................    280,000     8,925,000
Kroger Co. (b)...........................................  1,500,000    41,250,000
Lear Corp. (b)...........................................    750,000    26,812,500
May Department Stores Co.................................    250,000    11,562,500
Penney, (J.C.) Inc.......................................    500,000    23,875,000
Safeway, Inc. (b)........................................    400,000    17,850,000
TJX Cos. Inc.............................................    350,000    16,537,500
Wal-Mart Stores, Inc.....................................  1,200,000    33,900,000
                                                                      ------------
                                                                       313,849,750
                                                                      ------------
CONSUMER DURABLES 1.7%

General Motors Corp......................................    600,000    34,725,000
Hasbro, Inc..............................................    900,000    22,500,000
                                                                      ------------
                                                                        57,225,000
                                                                      ------------

CONSUMER NON-DURABLES 8.6%

Avon Products, Inc.......................................    850,000    52,381,250
Colgate Palmolive Co.....................................    300,000    33,300,000
ConAgra, Inc.............................................    650,000    37,456,250
CPC International, Inc...................................    425,000    35,115,625
Gillette Co..............................................    225,000    19,125,000
Kimberly Clark Corp......................................    350,000    17,937,500
Liz Claiborne, Inc.......................................    600,000    27,150,000
Nabisco Holdings Corp., Class A..........................    500,000    19,187,500
Tyson Foods, Inc., Class A...............................    920,000    18,400,000
Unilever NV - (Netherlands)..............................    125,000    24,531,250
                                                                      ------------
                                                                       284,584,375
                                                                      ------------

CONSUMER SERVICES 3.5%

Cox Communications, Inc., Class A (b)....................    800,000    15,600,000
Host Marriott Corp. (b)..................................    675,000    11,728,125
Marriott International, Inc..............................    300,000    16,575,000
Tele-Communications International, Inc., Class A (b).....  1,250,000    17,265,625
Time Warner, Inc.........................................  1,200,000    54,000,000
                                                                      ------------
                                                                       115,168,750
                                                                      ------------

Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                            Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                  Shares   Market Value
----------------------------------------------------------------------------------
ENERGY 7.3%

Coastal Corp.............................................    500,000  $ 23,750,000
Exxon Corp...............................................    300,000    16,987,500
PanEnergy Corp...........................................    500,000    22,125,000
Phillips Petroleum Co....................................    300,000    11,812,500
Texaco, Inc..............................................    150,000    15,825,000
Unocal Corp..............................................    350,000    13,343,750
USX Marathon Group.......................................    900,000    24,862,500
Western Atlas, Inc.......................................    500,000    31,000,000
Williams Cos., Inc.......................................  1,170,000    51,333,750
YPF Sociedad Anonima, Class D-ADR (Argentina)............  1,100,000    30,387,500
                                                                      ------------
                                                                       241,427,500
                                                                      ------------

FINANCE 17.9%

Aetna, Inc...............................................    500,000    45,562,500
American Express Co......................................    250,000    16,468,750
American International Group, Inc........................    125,000    16,062,500
Bank of Boston Corp......................................    475,000    34,556,250
BankAmerica Corp.........................................    250,000    29,218,750
Capitol One Financial Corp...............................    200,000     7,225,000
Chase Manhattan Corp.....................................    440,000    40,755,000
CIGNA Corp...............................................     75,000    11,278,125
Corestates Financial Corp................................    550,000    27,843,750
Federal National Mortgage Association....................  1,190,000    48,938,750
First Bank System, Inc...................................    315,000    24,176,250
First Union Corp.........................................    400,000    33,600,000
Green Tree Financial Corp................................    710,000    21,033,750
Greenpoint Financial Corp................................    940,000    52,052,500
Hertz Corp., Class A (b).................................     76,100     2,206,900
Merrill Lynch & Co., Inc.................................    130,000    12,382,500
MGIC Investment Corp.....................................    315,000    25,593,750
NationsBank Corp.........................................    360,000    21,735,000
Nationwide Financial Services, Inc., Class A (b).........    460,000    12,190,000
Paine Webber Group, Inc..................................    250,000     8,500,000
Van Kampen American Capital Small Capitalization Fund....  7,581,259    99,921,000
                                                                      ------------
                                                                       591,301,025
                                                                      ------------

HEALTHCARE 6.9%

Abbott Laboratories......................................    500,000    30,500,000
American Home Products Corp..............................    415,000    27,493,750
Bristol-Myers Squibb Co..................................    650,000    42,575,000
Healthsouth Corp.(b).....................................    458,800     9,061,300
Johnson & Johnson........................................    300,000    18,375,000
Medpartners, Inc. (b)....................................    800,000    14,600,000
Pharmacia & Upjohn, Inc..................................    550,000    16,293,750
Schering Plough Corp.....................................    340,000    27,200,000
United Healthcare Corp. (b)..............................    675,000    32,821,875
Warner Lambert Co........................................    100,000     9,800,000
                                                                      ------------
                                                                       228,720,675
                                                                      ------------

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------

Description                                                    Shares      Market Value
---------------------------------------------------------------------------------------
PRODUCER MANUFACTURING 8.4%

AlliedSignal, Inc.........................................    300,000     $  21,675,000
Canadian Pacific Ltd......................................  1,300,000        31,687,500
Coltec Industries, Inc. (b)...............................    500,000        10,125,000
Corning, Inc..............................................  1,000,000        48,250,000
Covance, Inc. (b).........................................    325,000         4,793,750
Deere & Co................................................    500,000        23,000,000
Emerson Electric Co.......................................    600,000        30,450,000
Honeywell, Inc............................................    350,000        24,718,750
ITT Corp. (b).............................................    400,000        23,700,000
United Technologies Corp..................................    300,000        22,687,500
USA Waste Services, Inc. (b)..............................    500,000        16,375,000
WMX Technologies, Inc.....................................    700,000        20,562,500
                                                                          -------------
                                                                            278,025,000
                                                                          -------------
RAW MATERIALS/PROCESSING INDUSTRIES 2.9%

Air Products & Chemicals, Inc.............................    200,000        14,350,000
DuPont (E.I.) De Nemours Co...............................    150,000        15,918,750
Mead Corp.................................................    250,000        14,031,250
Morton International, Inc.................................    250,000        10,468,750
Praxair, Inc..............................................    370,000        19,101,250
Union Carbide Corp........................................    420,000        20,947,500
                                                                          -------------
                                                                             94,817,500
                                                                          -------------

TECHNOLOGY 17.0%

Adaptec, Inc. (b).........................................    225,000         8,325,000
Advanced Micro Devices, Inc. (b)..........................    325,000        13,812,500
Altera Corp. (b)..........................................    350,000        17,346,875
America Online, Inc. (b)..................................    600,000        27,075,000
Analog Devices, Inc. (b)..................................    750,000        20,062,500
Ascend Communications, Inc. (b)...........................    200,000         9,150,000
BMC Software, Inc. (b)....................................  1,125,000        48,656,250
Boeing Co.................................................    150,000        14,793,750
Compaq Computer Corp. (b).................................    225,000        19,209,375
Gateway 2000, Inc. (b)....................................    300,000        16,462,500
Intel Corp................................................    275,000        42,109,375
International Business Machines Corp......................    260,000        41,795,000
LSI Logic Corp. (b).......................................    450,000        17,212,500
Lucent Technologies, Inc..................................    600,000        35,475,000
Microsoft Corp. (b).......................................    250,000        30,375,000
Nokia Corp. - ADR (Finland) (b)...........................    600,000        38,775,000
Read-Rite Corp. (b).......................................    300,000         7,762,500
SCI Systems, Inc. (b).....................................    350,000        21,612,500
Telecomunicacoes Brasileiras - Sponsored ADR (Brazil)(b)..    150,000        17,212,500
Texas Instruments, Inc....................................    900,000        80,325,000
Xerox Corp................................................    550,000        33,825,000
                                                                          -------------
                                                                            561,373,125
                                                                          -------------

TRANSPORTATION 0.6%

Continental Airlines, Inc., Class B (b)...................    600,000        19,050,000
                                                                          =============

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                  Portfolio of Investment (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Decription                                                                   Shares                      Market Value
---------------------------------------------------------------------------------------------------------------------
UTILITIES 1.8%

GTE Corp..............................................................       375,000                   $   17,203,125
Sprint Corp...........................................................       500,000                       21,937,500
Telefonica de Espana-ADR (Spain)......................................       240,000                       18,480,000
                                                                                                       --------------
                                                                                                           57,620,625
                                                                                                       --------------
TOTAL COMMON STOCK...................................................................................   2,843,163,325
                                                                                                       --------------

U.S. TREASURY SECURITIES 3.1%

United States Treasury Bonds ($85,000,000 par, 8.50% coupon, 05/15/17 maturity) (c)..................     100,220,100
                                                                                                       --------------
TOTAL LONG-TERM INVESTMENTS 89.2% (Cost of $2,440,655,455) (a).......................................   2,943,383,425
                                                                                                       --------------
Short-Term Investments 9.1%

REPURCHASE AGREEMENTS 3.6%

DLJ Mortgage Acceptance Corp. ($38,185,000 par collateralized by U.S. Government Obligations in
  a pooled cash account, dated 04/30/97, to be sold on 05/01/97 at $38,190,622) (c)..................      38,185,000
Lehman Brothers, Inc. ($40,535,000 par collateralized by U.S. Government Obligations in a pooled
  cash account, dated 04/30/97, to be sold on 05/01/97 at $40,541,024) (c)...........................      40,535,000
SBC Warburg Corp. ($40,880,000 par collateralized by U.S. Government Obligations in a pooled cash
  account, dated 04/30/97, to be sold on 05/01/97 at $40,886,018) (c)................................      40,880,000
                                                                                                       --------------
TOTAL REPURCHASE AGREEMENTS..........................................................................     119,600,000
                                                                                                       --------------
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 5.5%
Federal Home Loan Mortgage Corp. ($37,823,000 par, yielding 5.29%, 05/02/97 maturity) (c)............      37,812,058
Federal Home Loan Mortgage Corp. ($15,140,000 par, yielding 5.30%, 05/23/97 maturity) (c)............      15,089,411
Federal National Mortgage Association ($25,000,000 par, yielding 5.27%, 05/05/97 maturity)...........      24,981,910
Federal National Mortgage Association ($13,000,000 par, yielding 5.28%, 05/14/97 maturity)...........      12,973,661
Federal National Mortgage Association ($25,000,000 par, yielding 5.35%, 06/06/97 maturity) (c).......      24,865,618
Federal National Mortgage Association ($10,000,000 par, yielding 5.35%, 06/17/97 maturity)...........       9,930,267
Federal National Mortgage Association ($7,000,000 par, yielding 5.37%, 06/16/97 maturity)............       6,951,929
Federal National Mortgage Association ($20,000,000 par, yielding 5.57%, 07/18/97 maturity)...........      19,763,000
Federal National Mortgage Association ($29,755,000 par, yielding 5.60%, 06/26/97 maturity) (c).......      29,494,941
                                                                                                       --------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS....................................................     181,862,795
                                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS (Cost of $301,458,406)(a)...............................................     301,462,795
                                                                                                       --------------
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%...........................................................      57,255,509
                                                                                                       --------------
NET ASSETS 100.0%....................................................................................  $3,302,101,729
                                                                                                       ==============

(a) At April 30, 1997, for federal income tax purposes cost of long- and short-term investments is $2,744,491,612, the aggregate gross unrealized appreciation is $538,018,998 and the aggregate gross unrealized depreciation is $36,501,315, resulting in net unrealized appreciation including open futures transactions of $501,517,683.
(b) Non-income producing security as this stock currently does not declare dividends.
(c)  Assets segregated as collateral for open futures transactions.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,440,655,455) (Note 1).........  $ 2,943,383,425
Short-Term Investments (Cost of $301,458,406) (Note 1)........................      301,462,795
Cash..........................................................................            5,314
Receivables:
        Securities Sold.......................................................      126,885,817
        Interest..............................................................        3,431,112
        Dividends.............................................................        2,426,515
        Variation Margin on Futures (Note 5)..................................          940,000
Other.........................................................................          125,155
                                                                                ---------------
           Total Assets.......................................................    3,378,660,133
                                                                                ---------------
LIABILITIES:

Payables:
        Securities Purchased..................................................       68,998,944
        Fund Shares Repurchased...............................................        3,940,284
        Distributor and Affiliates (Note 2)...................................        1,621,390
        Investment Advisory Fee (Note 2)......................................        1,561,647
Accrued Expenses..............................................................          326,684
Retirement Plan (Note 2)......................................................          109,455
                                                                                ---------------
           Total Liabilities..................................................       76,558,404
                                                                                ---------------
NET ASSETS....................................................................  $ 3,302,101,729
                                                                                ===============

NET ASSETS CONSIST OF:
Capital (Note 3)..............................................................  $ 2,522,943,206
Net Unrealized Appreciation on Securities.....................................      503,895,434
Accumulated Net Realized Gain on Securities...................................      267,159,698
Accumulated Undistributed Net Investment Income...............................        8,103,391
                                                                                ---------------
NET ASSETS....................................................................  $ 3,302,101,729
                                                                                ===============

MAXIMUM OFFERING PRICE PER SHARE:

        Class 1 Shares:
           Net asset value and redemption price per share (Based on net assets of $3,135,941,551 and 175,422,462 shares of beneficial
           interest issued and outstanding)...................................  $         17.88
           Maximum sales charge (8.50%* of offering price)....................             1.66
                                                                                ---------------
           Maximum offering price to public...................................  $         19.54
                                                                                ===============
        Class A Shares:
           Net asset value and redemption price per share (Based on net assets of $71,952,375 and 4,030,147 shares of beneficial
           interest issued and outstanding)...................................            17.85
           Maximum sales charge (5.50%* of offering price)....................             1.04
                                                                                ---------------
           Maximum offering price to public...................................  $         18.89
                                                                                ===============
        Class B Shares:
           Net asset value and offering price per share (Based on net assets of $94,207,803 and 5,291,107 shares of beneficial
           interest issued and outstanding)...................................  $         17.80
                                                                                ===============

* On sales of $10,000 or more on Class 1 shares and $50,000 or more on Class A shares, the sales charge will be reduced.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Fund                                                 Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------

Statement of Operations
                                                                             SIX MONTHS ENDED
INVESTMENT INCOME:                                                            APRIL 30, 1997
                                                                             ----------------
Dividends................................................................... $    20,348,697
Interest....................................................................       9,661,457
                                                                             ---------------
                Total Income................................................      30,010,154
                                                                             ---------------

EXPENSES:

Investment Advisory Fee (Note 2)............................................       9,603,263
Shareholder Services (Note 2)...............................................       4,103,592
Distribution (12b-1) and Service Fees (Attributed to Classes A
  and B of $74,612 and $417,413, respectively)(Note 6)......................         492,025
Custody.....................................................................          82,048
Trustees Fees and Expenses (Note 2).........................................          75,314
Other.......................................................................       1,259,690
                                                                             ---------------
                Total Expenses..............................................      15,615,932
                                                                             ---------------
NET INVESTMENT INCOME....................................................... $    14,394,222
                                                                             ===============

REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:

Realized Gain/Loss on Securities:
        Investments......................................................... $   269,483,844
        Futures.............................................................       5,416,991
                                                                             ---------------
Net Realized Gain on Securities.............................................     274,900,835
                                                                             ---------------
Unrealized Appreciation/Depreciation on Securities:

        Beginning of the Period.............................................     532,627,910
                                                                             ---------------
        End of the Period:
                Investments.................................................     502,732,359
                Futures.....................................................       1,163,075
                                                                             ---------------
                                                                                 503,895,434
                                                                             ---------------
Net Unrealized Depreciation on Securities During the Period.................     (28,732,476)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.............................. $   246,168,359
                                                                             ===============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................. $   260,562,581
                                                                             ===============

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                      Six Months Ended              Year Ended
FROM INVESTMENT ACTIVITIES:                                             April 30, 1997        October 31, 1996
                                                                      ----------------        ----------------
Operations:
Net Investment Income................................................ $     14,394,222        $     30,433,636
Net Realized Gain on Securities......................................      274,900,835             233,324,224
Net Unrealized Appreciation/Depreciation on
Securities During the Period.........................................      (28,732,476)            266,287,919
                                                                      ----------------        ----------------
Change in Net Assets from Operations.................................      260,562,581             530,045,779
                                                                      ----------------        ----------------
Distributions from Net Investment Income (Note 1)....................      (30,428,386)            (27,245,960)
Distributions from Net Realized Gain on Securities (Note 1)..........     (234,553,478)           (358,762,393)
                                                                      ----------------        ----------------
                Total Distributions..................................     (264,981,864)           (386,008,353)
                                                                      ----------------        ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..................       (4,419,283)            144,037,426
                                                                      ----------------        ----------------
FROM CAPITAL TRANSACTIONS (NOTE 3):

Proceeds from Shares Sold............................................      156,284,353             386,037,987
Net Asset Value of Shares Issued Through Dividend Reinvestment.......      263,451,399             383,855,779
Cost of Shares Repurchased...........................................     (241,802,075)           (396,848,766)
                                                                      ----------------        ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...................      177,933,677             373,045,000
                                                                      ----------------        ----------------
TOTAL INCREASE IN NET ASSETS.........................................      173,514,394             517,082,426
NET ASSETS:
Beginning of the Period..............................................    3,128,587,335           2,611,504,909
                                                                      ----------------        ----------------
End of the Period (Including accumulated undistributed net
    investment income of $8,103,391
    and $24,137,555, respectively)................................... $  3,302,101,729        $  3,128,587,335
                                                                      ================        ================

See Notes to Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth Fund                                                Financial Highlights
-------------------------------------------------------------------------------

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)


--------------------------------------------------------------------------------

                                              Six Months Ended           Year Ended October 31
                                                                 ----------------------------------------------
Class 1 Shares                                 April 30, 1997       1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........  $17.977         $ 17.46     $15.31      $ 16.26      $ 16.02
                                                  -------         -------     -------     -------      -------
   Net Investment Income........................     .085            .187        .16          .13         .116
   Net Realized and Unrealized
       Gain/Loss on Securities..................    1.349           2.916       3.18        .2075       2.0065
                                                  -------         -------     ------      -------      -------
Total from Investment Operations................    1.434           3.103       3.34        .3375       2.1225
                                                  -------         -------     ------      -------      -------
Less:
   Distributions from Net Investment Income.....     .178            .183       .155        .1125         .115
   Distributions from and in Excess of Net
       Realized Gain on Securities..............    1.356           2.403      1.035        1.175       1.7675
                                                  -------         -------     ------      -------      -------
Total Distributions.............................    1.534           2.586       1.19       1.2875       1.8825
                                                  -------         -------     ------      -------      -------
Net Asset Value, End of the Period..............  $17.877         $17.977     $17.46      $ 15.31      $ 16.26
                                                  =======         =======     ======      =======      =======

Total Return (a)................................     8.38%*         19.94%     24.01%        2.04%       14.27%
Net Assets at End of the Period (In millions)... $3,135.9        $3,005.2   $2,611.5     $2,169.9     $2,065.7
Ratio of Expenses to Average Net Assets.........      .93%            .93%      1.00%        1.09%        1.14%
Ratio of Net Investment Income to Average Net
 Assets.........................................      .92%           1.08%      1.04%         .89%         .80%
Portfolio Turnover..............................       81%*           202%       230%         164%         166%
Average Commission Paid Per Equity Share
 Traded (b)..................................... $  .0602         $ .0602         --           --           --
--------------------------------------------------------------------------------------------------------------------

                                                             Class A Shares                            Class B Shares
                                                 ---------------------------------------   -----------------------------------------

                                                 Six Months Ended     Period Ended          Six Months Ended    Period Ended
                                                  April 30, 1997    October 31, 1996 (c)    April 30, 1997   October 31, 1996 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........    $ 17.959           $ 16.630              $ 17.928             $ 16.630
                                                   ----------         ----------             ---------           ----------
  Net Investment Income..........................        .083               .017                  .014                (.011)
  Net Realized and Unrealized
  Gain/Loss on Securities........................       1.329              1.312                 1.326                1.309
                                                   ----------         ----------             ---------           ----------
Total from Investment Operations.................       1.412              1.329                 1.340                1.298
                                                   ----------         ----------             ---------           ----------
Less:
  Distributions from Net Investment Income.......        .161                -0-                  .108                  -0-
  Distributions from Net Realized Gain on
  Securities.....................................       1.356                -0-                 1.356                  -0-
                                                   ----------         ----------             ---------           ----------
Total Distributions..............................       1.517                -0-                 1.464                  -0-
                                                   ----------         ----------             ---------           ----------
Net Asset Value, End of the Period...............     $17.854            $17.959               $17.804              $17.928
                                                   ==========         ==========             =========           ==========
Total Return (a).................................        8.22%*             8.00%*                7.80%*               7.82%*
Net Assets at End of the Period (In millions)....      $ 72.0             $ 49.3               $  94.2              $  74.1
Ratio of Expenses to Average Net Assets..........        1.18%              1.17%                 1.93%                1.93%
Ratio of Net Investment Income/Loss to Average
Net Assets.......................................         .63%               .46%                 (.10%)               (.29%)
Portfolio Turnover...............................          81%*              202%                   81%*                202%
Average Commission Paid Per Equity
Share Traded (b).................................      $.0602            $ .0602               $ .0602              $ .0602
*    Non-Annualized


(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Presents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c)  Class A and Class B shares commenced distribution on August 18, 1996.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund                                  Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Common Stock 89.3%

CONSUMER DISTRIBUTION 4.2%

Federated Department Stores, Inc. (b).................... 374,700    $ 12,739,800
Gap, Inc................................................. 451,000      14,375,625
Gymboree Corp. (b)....................................... 398,500      11,033,469
Revco D S, Inc. (b)...................................... 113,000       4,915,500
Safeway, Inc. (b)........................................  85,427       3,812,180
                                                                     ------------
                                                                       46,876,574
                                                                     ------------

CONSUMER DURABLES 2.3%

Black & Decker Corp......................................  49,000       1,641,500
Eastman Kodak Co......................................... 133,000      11,105,500
Masco Corp............................................... 189,000       7,134,750
Newell Co................................................ 171,000       5,985,000
                                                                     ------------
                                                                       25,866,750
                                                                     ------------

CONSUMER NON-DURABLES 6.9%

Adidas-ADR (Germany), 144A Private Placement (b)(d)...... 286,200      14,775,075
Campbell Soup Co......................................... 262,600      13,425,425
Colgate Palmolive Co..................................... 102,000      11,322,000
Nabisco Holdings Corp., Class A.......................... 430,400      16,516,600
Procter & Gamble Co......................................  48,000       6,036,000
Quaker Oats Co...........................................  37,000       1,480,000
Ralston Purina Group..................................... 173,000      14,250,875
                                                                     ------------
                                                                       77,805,975
                                                                     ------------

CONSUMER SERVICES 3.0%

Bell & Howell Co. (b)....................................  96,600       2,282,175
Cognizant Corp........................................... 332,300      10,841,287
H & R Block, Inc......................................... 241,100       7,775,475
Lone Star Steakhouse and Saloon (b)...................... 315,000       6,221,250
Walt Disney Co...........................................  78,500       6,437,000
                                                                     ------------
                                                                       33,557,187
                                                                     ------------

ENERGY 8.8%

Apache Corp.............................................. 122,000       4,148,000
Coastal Corp............................................. 168,000       7,980,000
El Paso Natural Gas Co...................................  52,000       3,022,500
Equitable Resources, Inc................................. 130,000       3,851,250
Exxon Corp............................................... 270,000      15,288,750
McDermott International, Inc............................. 493,000       9,120,500
Royal Dutch Petroleum Co. - ADR (Netherlands)............ 103,000      18,565,750
Texaco, Inc.............................................. 244,000      25,742,000
Unocal Corp..............................................  36,000       1,372,500
USX Marathon Group....................................... 323,000       8,922,875
                                                                     ------------
                                                                       98,014,125
                                                                     ------------

FINANCE 16.8%

Aetna, Inc............................................... 177,000       16,129,125
Allstate Corp............................................ 228,800       14,986,400
Bank of Boston Corp...................................... 128,000        9,312,000

See Notes to Financial Statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund                     Portfolio of Investments (continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                                                         Shares       Market Value
-----------------------------------------------------------------------------------------------------------------------------
FINANCE (Continued)

Bankamerica Corp.................................................................................  213,000       $ 24,894,375
Bankers Trust New York Corp......................................................................   80,000          6,510,000
Beacon Properties Corp...........................................................................   58,400          1,803,100
Chase Manhattan Corp.............................................................................  117,000         10,837,125
CIGNA Corp.......................................................................................   73,000         10,977,375
Conseco, Inc.....................................................................................  200,000          8,275,000
Everest Real Estate Holdings.....................................................................  316,800          9,108,000
First Union Corp.................................................................................   95,000          7,980,000
Great Western Financial Corp.....................................................................   70,000          2,940,000
Hertz Corp., Class A (b).........................................................................   25,400            736,600
Nationwide Financial Services, Inc., Class A (b).................................................   50,000          1,325,000
PMI Group, Inc...................................................................................  104,600          5,347,675
PNC Bank Corp....................................................................................  460,000         18,917,500
Provident Companies, Inc.........................................................................   78,000          4,358,250
Simon DeBartolo Group, Inc.......................................................................   85,204          2,438,964
Student Loan Marketing Assn......................................................................  129,000         15,254,250
Transamerica Corp................................................................................   65,000          5,508,750
USF&G Corp.......................................................................................  178,000          3,560,000
Washington Mutual, Inc...........................................................................  115,000          5,678,125
Weingarten Realty Investors......................................................................   35,800          1,525,975
                                                                                                                 ------------
                                                                                                                  188,403,589
                                                                                                                 ------------
HEALTHCARE 12.4%

Abbott Labs......................................................................................  202,000         12,322,000
Alza Corp. (b)...................................................................................  172,000          5,031,000
Amgen, Inc. (b)..................................................................................   75,000          4,415,625
Bristol Myers Squibb Co..........................................................................  224,000         14,672,000
Glaxo Wellcome PLC Sponsored ADR (United Kingdom)................................................  323,000         12,718,125
Merck & Co., Inc.................................................................................  160,000         14,480,000
Mylan Labs, Inc..................................................................................   80,000            960,000
Nellcor Puritan Bennett, Inc. (b)................................................................  430,400          7,316,800
Novartis AG - ADR (Switzerland)..................................................................  220,000         14,465,000
Pacificare Health Systems, Inc., Class B (b).....................................................  145,000         11,636,250
SmithKline Beecham PLC - Sponsored ADR (United Kingdom)..........................................  230,000         18,543,750
Teva Pharmaceutical Industries, Ltd. -  Sponsored ADR (Israel)...................................  105,000          5,328,750
Warner Lambert Co................................................................................  105,000         10,290,000
Watson Pharmaceuticals, Inc. (b).................................................................  178,000          6,363,500
                                                                                                                  -----------
                                                                                                                  138,542,800
                                                                                                                  -----------
PRODUCER MANUFACTURING 8.3%

AlliedSignal, Inc................................................................................  196,700         14,211,575
Canadian Pacific Ltd.............................................................................  598,200         14,581,125
Fluor Corp.......................................................................................   11,500            632,500
Honeywell, Inc...................................................................................  143,000         10,099,375
Ingersoll Rand Co................................................................................  217,000         10,660,125
Johnson Controls, Inc............................................................................  232,900          8,937,537
Keystone International, Inc......................................................................  260,000          5,135,000
Philips Electronics N.V..........................................................................  152,000          8,132,000
Stewart & Stevenson Services, Inc................................................................  387,000          9,288,000
WMX Technologies, Inc............................................................................  397,400         11,673,625
                                                                                                                   ----------
                                                                                                                   93,350,862
                                                                                                                   ----------

See Notes to Financial Statements

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth and Income Fund                    Portfolio of Investments (continued)
-------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------

Description                                                                                             Shares   Market Value
-----------------------------------------------------------------------------------------------------------------------------

RAW MATERIALS/PROCESSING INDUSTRIEs  4.9%

Betzdearborn, Inc..................................................................................... 113,000   $  7,232,000
Crown Cork & Seal, Inc................................................................................ 303,800     16,633,050
DuPont (E.I.) De Nemours & Co.........................................................................  80,000      8,490,000
James River Corp...................................................................................... 195,000      5,825,625
Morton International, Inc............................................................................. 132,000      5,527,500
Praxair, Inc.......................................................................................... 216,000     11,151,000
                                                                                                                  -----------
                                                                                                                   54,859,175
                                                                                                                  -----------
TECHNOLOGY   12.1%

3Com Corp. (b)........................................................................................  30,000        870,000
Alcatel Alsthom Compagnie Generale d'Electricit _ Sponsored ADR (France).............................. 227,000      5,050,750
America Online, Inc. (b)..............................................................................  21,000        947,625
Ascend Communications, Inc. (b)....................................................................... 107,000      4,895,250
BMC Software, Inc. (b)................................................................................ 254,000     10,985,500
Boeing Co.............................................................................................  62,000      6,114,750
Computer Associates International, Inc................................................................ 168,000      8,736,000
Ericsson L M Telephone Co. _ Sponsored ADR (Sweden), Class B.......................................... 255,000      8,574,375
General Instrument Corp. (b).......................................................................... 357,000      8,344,875
General Signal Corp................................................................................... 223,000      8,752,750
Hewlett Packard Co....................................................................................  34,000      1,785,000
LSI Logic Corp. (b)................................................................................... 248,000      9,486,000
Lucent Technologies, Inc.............................................................................. 177,000     10,465,125
Microsoft Corp. (b)................................................................................... 103,000     12,514,500
Motorola, Inc.........................................................................................  51,000      2,919,750
Newbridge Networks Corp. (b).......................................................................... 271,000      8,604,250
Nokia Corp. _ Sponsored ADR (Finland)................................................................. 155,400     10,042,725
Tellabs, Inc. (b)..................................................................................... 155,000      6,180,625
Varian Associates, Inc................................................................................  73,000      3,513,125
Xerox Corp............................................................................................ 115,000      7,072,500
                                                                                                                  -----------
                                                                                                                  135,855,475
                                                                                                                  -----------
TRANSPORTATION  1.4%

Canadian National Railway Co.......................................................................... 242,700      9,343,950
Union Pacific Corp....................................................................................  98,000      6,247,500
                                                                                                                  -----------
                                                                                                                   15,591,450
                                                                                                                  -----------
UTILITIES  8.2%

AT & T Corp........................................................................................... 295,000      9,882,500
Bellsouth Corp........................................................................................ 186,000      8,277,000
Boston Edison Co...................................................................................... 207,000      5,278,500
Cable & Wireless PLC _ Sponsored ADR (United Kingdom)................................................. 376,000      8,695,000
Cincinnati Bell, Inc.................................................................................. 150,400      8,422,400
CMS Energy Corp....................................................................................... 230,300      7,312,025
DTE Energy Co......................................................................................... 227,000      6,072,250
Edison International.................................................................................. 252,000      5,292,000
Houston Industries, Inc............................................................................... 361,000      7,220,000
Ohio Edison Co........................................................................................ 193,000      3,860,000
Pacificorp............................................................................................ 349,000      6,936,375
PG&E Corp............................................................................................. 247,000      5,928,000
Scana Corp............................................................................................ 339,000      8,178,375
                                                                                                                  -----------
                                                                                                                   91,354,425
                                                                                                                  -----------

See Notes to Financial Statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund                Portfolio of Investments (continued)
--------------------------------------------------------------------------------
April 30, 1997 (unaudited)

--------------------------------------------------------------------------------

Description                                                                                     Shares          Market Value
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK ...................................................................................         $1,000,078,387
                                                                                                             ----------------
Preferred and Convertible Preferred Stock  2.1%
Fresenius National Med Care, Inc. (b)   ..............................................              14,000                  0
Kmart Financing, 7.75% (convertible into common stock) ...............................              78,900          4,546,613
Microsoft Corp., $2.196 dividend per share (convertible into common stock) ...........              78,500          6,721,563
Williams Cos., Inc., $3.50 dividend per share (convertible into common stock).........             118,700         12,344,800
                                                                                                             ----------------
TOTAL PREFERRED AND CONVERTIBLE PREFERRED STOCK .......................................................            23,612,976
                                                                                                             ----------------
Convertible Corporate Obligations  3.8%
ADT Operations, Inc., LYON ($15,600,000 par, 0% coupon, 07/06/10 maturity) ............................            12,051,000
Deutsche Finance Netherlands 144A Private Placement ($23,000,000 par, 0% coupon,
02/12/17 maturity)(d)   ...............................................................................             9,775,000
Merrill Lynch, STRYPES ($97,700 par, 6.00% coupon, 06/01/99 maturity) .................................             1,906,922
News America Holdings, Inc., LYON ($12,300,000 par, 0% coupon, 03/11/13 maturity)......................             5,350,500
Roche Holdings, Inc., LYON ($23,500,000 par, 0% coupon, 04/20/10 maturity) ............................            10,751,250
Sandoz Ltd. ($2,600,000 par, 2.00% coupon, 10/06/02 maturity)  ........................................             3,256,500
                                                                                                             ----------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS   .............................................................            43,091,172
                                                                                                             ----------------
TOTAL LONG-TERM INVESTMENTS 95.2% (COST $885,172,883)(A)...............................................         1,066,782,535
                                                                                                             ----------------

Short-Term Investments  5.0%
U.S. Government Agency Obligations  1.3%
Federal Home Loan Mortgage Corp. Discount Note
($5,205,000 par, yielding 5.18% 05/20/97 maturity) ....................................................             5,190,050
Federal National Mortgage Association Discount Note
($10,000,000 par, yielding 5.50%, 07/02/97 maturity)...................................................             9,904,600
                                                                                                             ----------------
                                                                                                                   15,094,650

REPURCHASE AGREEMENT  3.7%
DLJ Mortgage Acceptance Corp. ($40,950,000 par collateralized by U.S. Government obligations
    in a pooled cash account, dated 04/30/97, to be sold on 05/01/97 at $40,955,972)(c)  ..............            40,950,000
                                                                                                             ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $56,043,450)(A) ....................................................            56,044,650
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%) ..........................................................            (2,584,767)
                                                                                                             ----------------
NET ASSETS 100.0% .....................................................................................        $1,120,242,418
                                                                                                             ================

(a) At April 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $942,063,630; the aggregate gross unrealized appreciation is $201,088,597 and the aggregate gross unrealized depreciation is $20,022,835, resulting in net unrealized appreciation including futures transactions of $181,065,762.

(b) Non-income producing security as this stock currently does not declare dividends.

(c)  Assets segregated for open futures transactions.
(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

LYON -Liquid yield option note.
STRYPES -Structured yield product exchangeable for common stock.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund           Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $885,172,883) (Note 1) ......................................         $  1,066,782,535
Short-Term Investments (Cost $56,043,450) (Note 1)  ......................................................               56,044,650
Cash......................................................................................................                    5,536
Receivables
        Securities Sold  .................................................................................                4,444,440
        Fund Shares Sold .................................................................................                2,258,234
        Dividends ........................................................................................                1,503,752
        Variation Margin on Futures (Note 5) .............................................................                   97,500
        Interest .........................................................................................                   25,827
Other ....................................................................................................                   42,345
                                                                                                                  -----------------
        Total Assets .....................................................................................            1,131,204,819
                                                                                                                  -----------------
LIABILITIES:
Payables
        Securities Purchased  ............................................................................                8,503,624
        Fund Shares Purchased ............................................................................                1,350,930
        Investment Advisory Fee (Note 2)..................................................................                  574,002
        Distributor and Affiliates (Notes 2 and 6) .......................................................                  417,387
Accrued Expenses .........................................................................................                   74,433
Retirement Plan (Note 2)  ................................................................................                   42,025
                                                                                                                  -----------------
        Total Liabilities  ...............................................................................               10,962,401
                                                                                                                  -----------------
NET ASSETS  ..............................................................................................        $   1,120,242,418
                                                                                                                  =================
NET ASSETS CONSIST OF:
Capital (Note 3) .........................................................................................        $     861,232,995
Net Unrealized Appreciation on Securities ................................................................              181,913,059
Accumulated Net Realized Gain on Securities ..............................................................               74,606,850
Accumulated Undistributed Net Investment Income ..........................................................                2,489,514
                                                                                                                  -----------------
NET ASSETS  ..............................................................................................        $   1,120,242,418
                                                                                                                  =================
MAXIMUM OFFERING PRICE PER SHARE:
  Class 1 Shares
  Net asset value and redemption price per share (Based on net assets of $998,195,671 and 56,703,249
  shares of beneficial interest issued and outstanding) ..................................................         $          17.60
  Maximum sales charge (8.50%* of offering price) ........................................................                     1.63
                                                                                                                  -----------------
  Maximum offering price to public .......................................................................         $          19.23
                                                                                                                  =================
        Class A Shares
           Net asset value and redemption price per share (Based on net assets of $50,872,546 and 2,890,478
           shares of beneficial interest issued and outstanding)  ........................................         $          17.60
           Maximum sales charge (5.50%* of offering price)  ..............................................                     1.02
                                                                                                                  -----------------
                Maximum offering price to public .........................................................         $          18.62
                                                                                                                  =================
        Class B Shares
           Net asset value and redemption price per share (Based on net assets of $71,174,201 and 4,046,526
           shares of beneficial interest issued and outstanding) .........................................         $          17.59
                                                                                                                  =================

* On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.



See Notes to Financial Statement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund                                Financial Statements
--------------------------------------------------------------------------------
                                                            (Unaudited)

--------------------------------------------------------------------------------

Statement of Operations
                                                                                                           Six Months Ended
                                                                                                              April 30,1997
                                                                                                        -------------------
INVESTMENT INCOME:
Dividends ..............................................................................                  $       9,963,136
Interest  ..............................................................................                          2,431,368
                                                                                                          -----------------
       Total Income ....................................................................                         12,394,504
                                                                                                          -----------------
EXPENSES:
Investment Advisory Fee (Note 2) .......................................................                          3,493,398
Shareholder Services (Note 2) ..........................................................                            889,816
Distribution (12b-1) and Services Fees (Attributed to Classes A & B of $50,909
        and $303,184, respectively) (Note 6) ...........................................                            354,093
Custody  ...............................................................................                             35,174
Trustees Fees and Expenses (Note 2) ....................................................                             32,977
Other ..................................................................................                            385,174
                                                                                                          -----------------
        Total Expenses .................................................................                          5,190,632
                                                                                                          -----------------
NET INVESTMENT INCOME ..................................................................                  $       7,203,872
                                                                                                          =================
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain/Loss on Securities:
        Investments  ...................................................................                  $      74,446,446
        Futures  .......................................................................                         3,200,121
                                                                                                          -----------------
NET REALIZED GAIN ON SECURITIES  .......................................................                         77,646,567
                                                                                                          -----------------
Unrealized Appreciation/Depreciation on Securities:
        Beginning of the Period  .......................................................                        156,698,636
                                                                                                          -----------------

        End of the Period:
                Investments ............................................................                        181,610,852
                Futures ................................................................                            302,207
                                                                                                         ------------------
                                                                                                                181,913,059
                                                                                                         ------------------

Net Unrealized Appreciation on Securities During the Period ............................                         25,214,423
                                                                                                         ------------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES  ........................................                 $      102,860,990
                                                                                                         ==================

NET INCREASE IN NET ASSETS FROM OPERATIONS .............................................                 $      110,064,862
                                                                                                         ==================
---------------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                                                        Six Months Ended            Year Ended
FROM INVESTMENT ACTIVITIES:                                                              APRIL 30,  1997       October 31,1996
                                                                                        ------------------     ---------------
Operations:
Net Investment Income  ........................................................        $       7,203,872       $    16,358,276
Net Realized Gain on Securities ...............................................               77,646,567           120,884,493
Net Unrealized Appreciation on Securities During the Period ...................               25,214,423            39,842,064
                                                                                           -------------         --------------
Change in Net Assets from Operations ..........................................              110,064,862           177,084,833
                                                                                           -------------         --------------
Distributions from Net Investment Income (Note 1) .............................               (9,135,358)          (17,629,557)
Distributions from Net Realized Gain on Securities (Note 1) ...................             (123,031,446)          (85,264,726)
                                                                                           --------------
        Total Distributions ...................................................             (132,166,804)         (102,894,283)
                                                                                           --------------        --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ...........................              (22,101,942)           74,190,550
                                                                                           --------------        --------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold .....................................................               72,002,039           168,779,871
Net Asset Value of Shares Issued Through Dividend Reinvestment ................              130,197,725           101,272,424
Cost of Shares Repurchased                                                                   (87,284,050)         (145,132,999)
                                                                                           --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ............................              114,915,714           124,919,296
                                                                                           --------------        --------------
TOTAL INCREASE IN NET ASSETS  .................................................               92,813,772           199,109,846
NET ASSETS:
Beginning of the Period .......................................................            1,027,428,646           828,318,800
                                                                                           --------------        --------------
End of the Period (Including accumulated undistributed net investment income
        of $2,489,514 and $4,421,000, respectively)  ..........................           $1,120,242,418        $1,027,428,646
                                                                                          ==============        ==============

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund                                      Financial Highlights
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED             YEAR ENDED OCTOBER 31
                                                                                     --------------------------------------------
Class 1 Shares                                                      APRIL 30, 1997       1996        1995          1994      1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................        $  18.106   $  16.95      $15.77       $17.13     $15.54
                                                                            ------     ------       -----       ------     ------
     Net Investment Income.......................................             .123       .308         .36          .29        .29
     Net Realized and Unrealized
       Gain/Loss on Securitites..................................            1.717      2.943       2.715       (.2125)    1.8775
                                                                            ------     ------       -----       ------     ------
Total from Investment Operations.................................            1.840      3.251       3.075        .0775     2.1675
                                                                            ------     ------       -----       ------     ------
Less:
     Distributions from Net Investment Income....................             .160       .340         .30         .275      .2775
     Distributions from Net Realized Gain on Securities..........            2.182      1.755       1.595       1.1625        .30
                                                                            ------     ------       -----       ------     ------
Total Distributions..............................................            2.342      2.095       1.895       1.4375      .5775
                                                                            ------     ------       -----       ------     ------
Net Asset Value, End of the Period...............................        $  17.604   $ 18.106      $16.95       $15.77     $17.13
                                                                            ======     ======       =====       ======     ======
Total Return (a).................................................            10.76%*    20.58%      22.45%         .51%     14.13%
Net Assets at End of the Period (In millions)....................        $   998.2   $  942.9      $828.3        $712.9    $712.4
Ratio of Expenses to Average Net Assets..........................              .89%       .91%        .96%         1.02%     1.05%
Ratio of Net Investment Income to Average Net Assets.............             1.39%      1.78%       2.27%         1.84%     1.76%
Portfolio Turnover...............................................               52%*      121%        117%           88%       51%
Average Commission Paid Per Equity Share Traded (b)..............        $   .0600   $  .0564          -              -         -
------------------------------------------------------------------------------------------------------------------------------------

                                                           CLASS A SHARES                               CLASS B SHARES
                                             ----------------------------------------     ----------------------------------------
                                             SIX MONTHS ENDED            PERIOD ENDED     SIX MONTHS ENDED            PERIOD ENDED
                                               APRIL 30, 1997     OCTOBER 31, 1996(C)       APRIL 30, 1997     OCTOBER 31, 1996(C)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $     18.105           $      17.190        $      18.087           $     17.190
                                                 ------------           -------------        -------------           ------------
     Net Investment Income.....................          .105                    .071                 .042                   .042
     Net Realized and Unrealized Gain
     on Securities.............................         1.709                    .906                1.711                   .899
                                                 ------------           -------------        -------------           ------------
Total from Investment Operations...............         1.814                   1.329                1.753                   .941
                                                 ------------           -------------        -------------           ------------
Less:
     Distributions from Net Investment
     Income....................................          .137                    .062                 .069                   .044
     Distributions from Net Realized Gain
      on Securities............................         2.182                       0                2.182                      0
                                                 ------------           -------------        -------------           ------------
Total Distributions............................         2.319                    .062                2.251                   .044
                                                 ------------           -------------        -------------           ------------
Net Asset Value, End of the Period.............  $     17.600           $      18.105        $      17.589           $     18.087
                                                 ============           =============        =============           ============
Total Return (a)...............................         10.62%*                  5.72%               10.26%*                 5.49%
Net Assets at End of the Period (In millions)..  $       50.9           $        32.5        $        71.2           $       52.1
Ratio of Expenses to Average Net Assets........          1.14%                   1.16%                1.89%                  1.91%
Ratio of Net Investment Income to Average
     Net Assets................................          1.14%                   1.78%                 .39%                  1.05%
Portfolio Turnover.............................            52%*                   121%                  52%*                  121%
Average Commission Paid Per Equity Share
     Traded (b)................................  $      .0600           $       .0564        $       .0600           $      .0564

*    Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.
(c)  Class A and Class B shares commenced distribution on August 18, 1996.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                               Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                         Shares          Market Value
-------------------------------------------------------------------------------------------------
COMMON STOCK AND EQUIVALENTS 96.7%

AUSTRALIA 4.4%

Coca-Cola Amatil...............................................    100,781           $ 1,152,108
                                                                                     -----------
AUSTRIA 3.8%

VA Technologies, AG............................................      2,500               391,695
Wolford, AG....................................................      6,000               618,592
                                                                                     -----------
                                                                                       1,010,287
                                                                                     -----------
FINLAND 1.2%

Nokia (AB), Series A, Preferred Stock..........................      4,600               286,947
Nokia (AB), Series K...........................................        400                24,691
                                                                                     -----------
                                                                                         311,638
                                                                                     -----------
FRANCE 1.4%

Sidel, SA......................................................      5,000               359,119
                                                                                     -----------
GERMANY 6.6%

SAP AG.........................................................        500                91,033
SAP AG, Preferred Stock........................................      2,500               460,359
SGL Carbon.....................................................      5,000               697,251
Volkswagen AG, Preferred Stock.................................      1,000               495,438
                                                                                     -----------
                                                                                       1,744,081
                                                                                     -----------
HONG KONG 5.3%

Cheung Kong Holdings...........................................     60,000               526,690
HSBC Holdings..................................................     20,261               512,639
Hutchinson Whampoa.............................................     50,000               371,135
                                                                                     -----------
                                                                                       1,410,464
                                                                                     -----------
IRELAND 4.6%

Bank of Ireland................................................     51,285               535,020
Independent News...............................................     61,080               316,310
Iona Technologies, PLC, ADR (a)................................     25,000               362,500
                                                                                     -----------
                                                                                       1,213,830
                                                                                     -----------
ITALY 6.3%

Fila Holdings SPA, ADR.........................................      6,000               259,500
Gucci Group, NV, ADR...........................................      7,000               485,625
Luxottica Group SPA, ADR.......................................      6,000               362,250
Telecom Italia, Mobile.........................................    175,000               550,396
                                                                                     -----------
                                                                                       1,657,771
                                                                                     -----------
JAPAN 1.2%

Bank of Tokyo..................................................        550                 8,709
Noritsu Koki Co................................................      7,200               306,866
Ohmoto Gumi Co.................................................        600                 4,821
                                                                                     -----------
                                                                                         320,396
                                                                                     -----------

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                  Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                         Shares          Market Value
-------------------------------------------------------------------------------------------------
MALAYSIA E7.5%

Bandar Raya Devels.............................................    250,000           $   368,408
Leiusure Management............................................    100,000               434,124
Sungei Way Holdings............................................    165,000               377,868
Sunway Building Technology.....................................    125,000               450,554
TA Enterprises BHD.............................................    300,000               350,088
                                                                                     -----------
                                                                                       1,981,042
                                                                                     -----------
MEXICO 1.9%

Gruma, Series B................................................    105,102               506,563
                                                                                     -----------
Netherlands 18.3%
Baan Co., NV, ADR (a)..........................................     15,000               806,250
Hunter Douglas, NV.............................................     10,000               816,096
IHC Caland, NV.................................................     15,000               740,646
ING Groep, NV (common stock warrants expiring 03/15/01) (a)....     75,000               680,208
Getronics, NV..................................................     25,132               761,068
Simac Techniek, NV.............................................     12,500             1,020,120
                                                                                     -----------
                                                                                       4,824,388
                                                                                     -----------
NORWAY 9.5%

Saevik Supply..................................................     50,000               777,015
Smedvig........................................................      5,000               119,362
Smedvig, Series B..............................................     15,000               352,820
Tomra Systems, AS..............................................     40,000               775,150
Transocean Offshore, Inc., ADR.................................      8,000               485,000
                                                                                     -----------
                                                                                       2,509,347
                                                                                     -----------
PHILIPPINES 1.5%

Music Semiconductors, Inc......................................    750,000               405,290
                                                                                     -----------
SINGAPORE 1.0%

Singapore Technologies.........................................    100,000               258,377
                                                                                     -----------
SWEDEN 5.1%

Astra, AB, Series A............................................      7,500               306,895
Autoliv, AB....................................................      3,000               109,476
Autoliv, Inc., SDR.............................................      7,000               254,758
Ericsson (LM) Telephone, Series B..............................     10,000               316,137
Nobel Biocare..................................................     25,000               366,490
                                                                                     -----------
                                                                                       1,353,756
                                                                                     -----------
SWITZERLAND 2.7%

Novartis, AG...................................................        533               702,182
                                                                                     -----------
THAILAND 0.5%

Quality Houses Co..............................................     45,000                18,519
Siam Makro.....................................................     50,000               110,058
                                                                                     -----------
                                                                                         128,577
                                                                                     -----------

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                   Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Description                                                         Shares          Market Value
-------------------------------------------------------------------------------------------------
UNITED KINGDOM 13.9%

Biocompatibles International (a)...............................     25,000           $   573,339
Boxmore International..........................................    132,000               614,004
British Biotech................................................    123,750               487,378
Dr. Solomons Group, PLC, ADR (a)...............................     30,000               693,750
Powerscreen International......................................     60,000               591,248
Serco Group....................................................     65,000               705,835
                                                                                     -----------
                                                                                       3,665,554
                                                                                     -----------
TOTAL LONG-TERM INVESTMENTS 96.7%
     (Cost $21,847,378) (b)...............................................            25,514,770


REPURCHASE AGREEMENT 5.1%

     State Street Bank and Trust (U.S. Treasury Note,
     $1,090,000 par, 9.125% coupon, due 05/15/18, dated
     04/30/97, to be sold on 05/01/97 at $1,340,149)
     (Cost $1,340,000)(b).................................................             1,340,000

LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)..............................              (483,220)
                                                                                     -----------
NET ASSETS 100.0%.........................................................           $26,371,550
                                                                                     ===========

(a) Non-income producing security as this stock currently does not declare dividends.
(b) At April 30, 1997, the cost of long- and short-term investments for federal income tax purposes is $23,187,378; the aggregate gross unrealized appreciation is $4,577,438 and the aggregate gross unrealized depreciation is $911,596, resulting in net unrealized appreciation on investments, foreign currency contracts and foreign currency translation of other assets and liabilities of $3,665,842.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $21,847,378) (Note 1)...................................................  $25,514,770
Repurchase Agreement (Cost $1,340,000)(Note 1).......................................................................    1,340,000
Receivables:
   Securities Sold...................................................................................................    1,078,636
   Dividends.........................................................................................................       54,191
Forward Currency Contracts (Note 5)..................................................................................        9,445
Unamortized Organizational Costs (Note 1)............................................................................       11,849
Other................................................................................................................        1,186
                                                                                                                       -----------
   Total Assets......................................................................................................   28,010,077
                                                                                                                       -----------
LIABILITIES:
Payables:
   Securities Purchased..............................................................................................    1,244,752
   Fund Shares Repurchased...........................................................................................      156,920
   Investment Advisory Fee (Note 2)..................................................................................       22,193
Custodian Bank.......................................................................................................      104,125
Accrued Expenses.....................................................................................................       87,312
Distributor and Affiliates (Notes 2 and 6)...........................................................................       23,161
Retirement Plan (Note 2).............................................................................................           64
                                                                                                                       -----------
       Total Liabilities.............................................................................................    1,638,527
                                                                                                                       -----------
NET ASSETS...........................................................................................................  $26,371,550
                                                                                                                       ===========

NET ASSETS CONSIST OF:
Capital (Note 3).....................................................................................................  $23,112,087
Net Unrealized Appreciation on Securities............................................................................    3,665,842
Accumulated Net Realized Loss on Securities..........................................................................     (162,536)
Accumulated Net Investment Loss......................................................................................     (243,843)
                                                                                                                       -----------
NET ASSETS...........................................................................................................  $26,371,550
                                                                                                                       ===========

MAXIMUM OFFERING PRICE PER SHARE:
   Class 1 Shares:
       Net asset value and redemption price per share (Based on net assets of $945,654 and
       55,682 shares of beneficial interest issured and outstanding).................................................        16.98
       Maximum sales charge (8.50% of offering price)................................................................         1.58
                                                                                                                       -----------
       Maximum offering price to public..............................................................................  $     18.56
                                                                                                                       ===========
   Class A Shares:
       Net asset value and redemption price per share (Based on net assets of $14,417,659
       and 848,661 shares of beneficial interest issured and outstanding)............................................  $     16.99
       Maximum sales charge (5.50%* of offering price)...............................................................          .99
                                                                                                                       -----------
       Maximum offering price to public..............................................................................  $     17.98
                                                                                                                       ===========
   Class B Shares:
       Net asset value and offering price per share (Based on net assets of $11,008,237 and
       657,662 shares of beneficial interest issued and outstanding).................................................  $     16.74
                                                                                                                       ===========

*On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.




See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                                   Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

--------------------------------------------------------------------------------

Statement of Operations
                                                                                                                   SIX MONTHS ENDED
                                                                                                                    APRIL 30, 1997
                                                                                                                 -------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,598).........................................................       $  93,947
Interest........................................................................................................          15,148
                                                                                                                       ---------
   Total Income.................................................................................................         109,095
                                                                                                                       ---------
EXPENSES:
Investment Advisory Fee (Note 2)................................................................................         115,006
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $15,978 and $48,633,
 respectively)(Note 6)..........................................................................................          64,611
Registration and Filing Fees....................................................................................          50,590
Custody.........................................................................................................          46,155
Shareholder Services (Note 2)...................................................................................          43,621
Accounting (Note 2).............................................................................................          10,712
Trustees Fees and Expenses (Note 1).............................................................................           8,726
Amortization of Organization Costs (Note 1).....................................................................           2,072
Other...........................................................................................................          29,776
                                                                                                                       ---------
       Total Expenses...........................................................................................         371,269
       Less Fees Waived (Note 2)................................................................................          19,143
                                                                                                                       ---------
       Net Expenses.............................................................................................         352,126
                                                                                                                       ---------
NET INVESTMENT LOSS.............................................................................................       $(243,031)
                                                                                                                       =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
       Investments..............................................................................................      $ (109,772)
       Foreign Currency Transactions............................................................................         (19,477)
                                                                                                                       ---------
Net Realized Loss on Securites..................................................................................        (129,249)
                                                                                                                       ---------
Unrealized Appreciation/Depreciation on Securities:
   Beginning of the Period......................................................................................       2,846,054
                                                                                                                       ---------
   End of the Period:
       Investments..............................................................................................       3,667,392
       Forward Currency Contracts...............................................................................           9,445
       Foreign Currency Translation of Other Assets and Liabilities.............................................         (10,995)
                                                                                                                       ---------
                                                                                                                       3,665,842
                                                                                                                       ---------
Net Unrealized Appreciation on Securities During the Period.....................................................         819,788
                                                                                                                       ---------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..................................................................      $  690,539
                                                                                                                       =========
NET INCREASED IN NET ASSETS FROM OPERATIONS.....................................................................      $  447,508
                                                                                                                       =========

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                      SIX MONTHS           YEAR ENDED
                                                                            ENDED APRIL 30, 1997     OCTOBER 31, 1996
                                                                           ---------------------     ----------------
FROM INVESMENT ACTIVITIES:
Operations:
Net Investment Loss...............................................................   $  (243,031)       $  (243,652)
Net Realized Loss on Securities...................................................      (129,249)           (44,990)
Net Unrealized Appreciation on Securities During the Period.......................       819,788          2,240,564
                                                                                     -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...............................       447,508          1,951,922
                                                                                     -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.........................................................     9,311,550         11,512,611
Cost of Shares Repurchased........................................................    (1,960,920)        (4,212,850)
                                                                                     -----------        -----------
NET CHANGE IN THE NET ASSETS FROM CAPITAL TRANSACTIONS............................     7,350,630          7,299,761
                                                                                     -----------        -----------
TOTAL INCREASE IN NET ASSETS......................................................     7,798,138          9,251,683
NET ASSETS:
Beginning of the Period...........................................................    18,573,412          9,321,729
                                                                                     -----------        -----------
End of the Period (Including accumulated net investment loss of $243,843
   and $812, respectively)........................................................   $26,371,550        $18,573,412
                                                                                     ===========        ===========

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                                                                    August 8, 1996
                                                                                                                   (Commencement of
                                                                                             Six Months Ended      Distribution) to
Class 1 Shares                                                                             April 30, 1997 (a)   October 31, 1996 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................................            $ 16.517           $  16.00
                                                                                                    --------           --------
   Net Investment Loss..................................................................               (.107)             (.028)
   Net Realized and Unrealized Gain on Securities.......................................                .573               .545
                                                                                                    --------           --------
Total from Investment Operations........................................................                .466               .517
                                                                                                    --------           --------
Net Asset Value, End of the Period......................................................            $ 16.983           $ 16.517
                                                                                                    ========           ========
Total Return* (b).......................................................................                2.78%**            3.25%**
Net Assets at End of the Period (In millions)...........................................            $     .9           $     .2
Ratio of Expenses to Average Net Assets*................................................                2.53%              2.50%
Ratio of Net Investment Loss to Average Net Assets*.....................................               (1.30%)            (1.31%)
Portfolio Turnover......................................................................                  30%**              78%
Average Commission Paid Per Equity Share Traded (c).....................................            $  .0227           $  .0314
*If certain expenses had not been waived or reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................................................                2.70%              3.87%
Ratio of Net Investment Loss to Average Net Assets......................................               (1.48%)            (2.67%)

**   Non-Annualized
(a)  Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Represents the average brokege commissions paid per equity share traded during the period for trades where commissions were applicable.





See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Fund                Financial Highlights (Continued)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                                                            February 21, 1995
                                                                                                                (Commencement
                                                                                                                of Investment
                                                                 Six Months Ended           Year ended         Operations) to
Class A Shares                                                   April 30, 1997 (a)   October 31, 1996   October 31, 1995(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................  $         16.543     $         13.86    $          11.81
                                                                 ----------------     ---------------    ----------------
   Net Investment Loss.........................................             (.155)              (.189)               (.14)
   Net Realized and Unrealized Gain on Securities..............              .601               2.872                2.19
                                                                 ----------------     ---------------    ----------------
Total from Investment Operations...............................              .446               2.683                2.05
                                                                 ----------------     ---------------    ----------------
Net Asset Value, End of the Period.............................  $         16.989     $        16.543    $          13.86
                                                                 ================     ===============    ================
Total Return* (b)..............................................              2.72%**            19.34%              16.28%**(c)
Net Assets at End of Period (In millions)......................  $           14.4     $          10.4    $            6.6
Ratio of Expenses to Average Net Assets*.......................              2.77%               2.75%               3.64%
Ratio of Net Investment Loss to Average Net Assets*............             (1.82%)             (1.56%)             (1.40%)
Portfolio Turnover.............................................                30%**               78%                 17%**
Average Commission Paid per Equity Share Traded (d)............  $          .0227     $         .0314                  --
*If certain expenses had not been waived or reimbursed by VKAC,
 Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets........................              2.94%               4.12%               5.97%
Ratio of Net Investment Loss to Average Net Assets.............             (1.99%)             (2.92%)             (3.73%)

--------------------------------------------------------------------------------

                                                                                                           February 21, 1995
                                                                                                               (Commencement
                                                                                                               of Investment
                                                                 Six Months Ended           Year ended        Operations) to
Class B Shares                                                   April 30, 1997 (a)   October 31, 1996   October 31, 1995(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................  $           16.364   $          13.79   $         11.81
                                                                 ------------------   ----------------   ---------------
   Net Investment Loss.........................................               (.216)             (.254)             (.21)
   Net Realized and Unrealized Gain on Securities..............                .590              2.828              2.19
                                                                 ------------------   ----------------   ---------------
Total from Investment Operations...............................                .374              2.574              1.98
                                                                 ------------------   ----------------   ---------------
Net Asset Value, End of the Period.............................  $           16.738   $         16.364    $        13.79
                                                                 ==================   ================   ===============
 Total Return* (b).............................................                2.32%**           18.64%            15.69%**(c)
Net Assets at End of Period (In millions)......................  $             11.0   $            8.0    $          2.7
Ratio of Expenses to Average Net Assets*.......................                3.53%              3.50%             4.33%
Ratio of Net Investment Loss to Average Net Assets*............               (2.58%)            (2.31%)           (2.80%)
Portfolio Turnover.............................................                  30%**              78%               17%**
Average Commission Paid per Equity Share Traded (d)............  $            .0227   $          .0314                --
*If certain expenses had not been waived or reimbursed by VKAC,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets........................                3.70%              4.87%             6.67%
Ratio of Net Investment Loss to Average Net Assets.............               (2.75%)            (3.67%)           (5.13%)

**Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995 without annualization

(d) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund                                      Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                               Discount
     Par                                                                       Yield on
  Amount                                                          Maturity      Date of       Amortized
   (000)   Description                                                Date     Purchase            Cost
-------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS 57.3%
$  3,000   Federal Home Loan Bank...............................  06/06/97         5.40%    $ 2,983,473
   3,000   Federal Home Loan Bank...............................  09/23/97         5.70       2,932,475
   3,000   Federal Home Loan Mortgage Corp. ....................  05/20/97         5.24       2,991,383
   2,000   Federal Home Loan Mortgage Corp. ....................  06/12/97         5.44       1,987,100
   3,000   Federal Home Loan Mortgage Corp. ....................  07/02/97         5.59       2,971,073
   3,000   Federal National Mortgage Assn.......................  05/07/97         5.24       2,996,978
   1,000   Federal National Mortgage Assn.......................  05/13/97         5.31         998,119
   1,000   Federal National Mortgage Assn.......................  05/16/97         5.34         997,666
   6,000   Federal National Mortgage Assn.......................  05/22/97         5.27       5,980,787
   2,000   Federal National Mortgage Assn.......................  06/10/97         5.28       1,988,292
   2,000   Federal National Mortgage Assn.......................  06/12/97         5.31       1,987,649
   1,000   Federal National Mortgage Assn.......................  06/24/97         5.46         991,735
   2,000   Federal National Mortgage Assn.......................  07/08/97         5.37       1,979,952
   3,000   Tennessee Valley Authority...........................  06/26/97         5.49       2,974,208
                                                                                           ------------
           TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.......................    34,760,890
                                                                                           ------------

           COMMERCIAL PAPER 22.2%
   3,000   Associates Corp. of North America....................  05/28/97         5.53       2,987,167
   3,000   Chevron Oil Finance Co...............................  05/06/97         5.49       2,997,260
   2,900   General Electric Capital Corp........................  06/12/97         5.52       2,881,295
   3,000   General Electric Capital Corp........................  07/22/97         5.70       2,961,128
   1,687   Metlife Funding, Inc.................................  06/20/97         5.59       1,673,760
                                                                                            -----------
           TOTAL COMMERCIAL PAPER........................................................    13,500,610
                                                                                            -----------

               REPURCHASE AGREEMENTS 20.4%
               BA Securities, Inc. ($6,185,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 04/30/97, to be sold on
                 05/01/97 at $6,185,927)                                                      6,185,000
               Lehman Brothers, Inc. ($6,185,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 04/30/97, to be sold on
                 05/01/97 at $6,185,919)                                                      6,185,000
                                                                                            -----------

               TOTAL REPURCHASE AGREEMENTS                                                   12,370,000
                                                                                            -----------
TOTAL INVESTMENTS (A) 99.9%                                                                  60,631,500
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%                                                       49,811
                                                                                            -----------
NET ASSETS 100.0%                                                                           $60,681,311
                                                                                            ===========

(a) At April 30, 1997, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund                       Statements of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market (Note 1).......................  $48,261,500
Repurchase Agreements (Note 1)..........................................................   12,370,000
Cash....................................................................................        5,280
Receivable for Fund Shares Sold.........................................................      775,367
Other...................................................................................        4,961
                                                                                          -----------
     Total Assets.......................................................................   61,417,108
                                                                                          -----------
LIABILITIES:
Payables:
     Fund Shares Repurchased............................................................      357,288
     Income Distributions...............................................................      225,838
     Distributor and Affiliates (Note 2)................................................      117,328
Accrued Expenses........................................................................       32,344
Retirement Plan (Note 2)................................................................        2,999
                                                                                          -----------
     Total Liabilities..................................................................      735,797
                                                                                          -----------
NET ASSETS..............................................................................  $60,681,311
                                                                                          ===========
NET ASSETS CONSIST OF:
Capital (Note 3)........................................................................  $60,681,981
Accumulated Distributions in Excess of Net Investment Income............................         (670)
                                                                                          -----------
NET ASSETS..............................................................................  $60,681,311
                                                                                          ===========
MAXIMUM OFFERING PRICE PER SHARE:
     Class 1 Shares:
          Net asset value per share (Based on net assets of $56,486,941 and
          56,487,814 shares of beneficial interest issued and outstanding)..............  $      1.00
                                                                                          ===========
     Class A Shares:
          Net asset value per share (Based on net assets of $4,024,878 and
          4,024,919 shares of beneficial interest issued and outstanding)...............  $      1.00
                                                                                          ===========
     Class B Shares:
          Net asset value per share (Based on net assets of $169,492 and
          169,496 shares of beneficial interest issued and outstanding).................  $      1.00
                                                                                          ===========

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund                                          Financial Statements
--------------------------------------------------------------------------------
                                                                  (Unaudited)

--------------------------------------------------------------------------------

Statement of Operations
                                                                                                                    SIX MONTHS ENDED
                                                                                                                     APRIL 30, 1997
                                                                                                                    ----------------
INVESTMENT INCOME:
Interest..........................................................................................................       $1,640,174
                                                                                                                         ----------

EXPENSES:
Shareholder Services (Note 2).....................................................................................          288,825
Investment Advisory Fee (Note 2)..................................................................................          151,196
Registration and Filing Fees......................................................................................           29,444
Accounting Services (Note 2)......................................................................................           14,280
Trustees Fees and Expenses (Note 2)...............................................................................           10,075
Custody...........................................................................................................            5,117
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $1,153 and $259,
 respectively) (Note 6)...........................................................................................            1,412
Other.............................................................................................................           52,097
                                                                                                                         ----------
   Total Expenses.................................................................................................          552,446
   Less Fees Deferred and Expenses Reimbursed ($151,196 and $94,687, respectively) (Note 2).......................          245,883
                                                                                                                         ----------
Net Expenses......................................................................................................          306,563
                                                                                                                         ----------
NET INVESTMENT INCOME.............................................................................................       $1,333,611
                                                                                                                         ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS........................................................................       $1,333,611
                                                                                                                         ==========

Statement of Changes in Net Assets
                                                                                                SIX MONTHS ENDED         YEAR ENDED
                                                                                                 APRIL 30, 1997    OCTOBER 31, 1996
                                                                                                ----------------   ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................................................................     $  1,333,611        $  2,761,594
Distributions from Net Investment Income (Note 1) ............................................       (1,335,684)         (2,761,337)
                                                                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...........................................           (2,073)                257
                                                                                                   ------------        ------------

FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.....................................................................       35,052,112          68,178,381
Net Asset Value of Shares Issued Through Dividend Reinvestment................................        1,309,951           2,715,171
Cost of Shares Repurchased....................................................................      (36,334,503)        (70,542,884)
                                                                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS............................................           27,560             350,668
                                                                                                   ------------        ------------
TOTAL INCREASE IN NET ASSETS..................................................................           25,487             350,925
NET ASSETS:
Beginning of the Period.......................................................................       60,655,824          60,304,899
                                                                                                   ------------        ------------
End of the Period (Including accumulated undistributed net investment income of $(670)
  and $1,403, respectively)...................................................................     $ 60,681,311        $ 60,655,824
                                                                                                   ============        ============

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund                                          Financial Statements
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31
                                                                             -----------------------------------------------------
CLASS 1 SHARES                                        APRIL 30, 1997             1996            1995             1994       1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $   1.00         $   1.00        $   1.00          $  1.00     $ 1.00
                                                            --------         --------        --------          -------     ------
Net Investment Income.....................................      .022             .045           .0492            .0288       .023
Less Distributions from Net Investment Income.............     (.022)           (.045)         (.0492)          (.0288)     (.023)
                                                            --------         --------        --------          -------     ------
Net Asset Value, End of the Period........................  $   1.00         $   1.00        $   1.00          $  1.00     $ 1.00
                                                            ========         ========        ========          =======     ======
Total Return*.............................................      2.21%**          4.57%           5.01%            2.91%      2.31%
Net Assets at End of the Period (In millions).............  $   56.5         $   59.9        $   60.3          $  56.4     $ 59.2
Ratio of Expenses to Average Net Assets*..................      1.00%            1.00%           1.00%            1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets*.....      4.41%            4.48%           4.89%            2.87%      2.30%
*If certain expenses had not been waived or reimbursed
 by VKAC, total return would have been lower and the
 ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................      1.82%            1.86%           1.71%            1.84%      1.74%
Ratio of Net Investment Income to Average Net Assets......      3.60%            3.62%           4.18%            2.03%      1.56%

--------------------------------------------------------------------------------

                                                         CLASS A SHARES                           CLASS B SHARES
                                           -------------------------------------------  -----------------------------------------
                                              SIX MONTHS ENDED           PERIOD ENDED    SIX MONTHS ENDED       PERIOD ENDED
                                               APRIL 30, 1997      OCTOBER 31, 1996(A)    APRIL 30, 1997     OCTOBER 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......... $   1.00                $   1.00           $   1.00            $  1.00
                                                  --------                --------           --------            -------
Net Investment Income............................     .022                    .010               .019               .007
Less Distributions from Net Investment
  Income.........................................    (.022)                  (.010)             (.019)             (.007)
                                                  --------                --------           --------            -------
Net Asset Value, End of the Period............... $   1.00                $   1.00           $   1.00            $  1.00
                                                  ========                ========           ========            =======
Total Return*(b).................................     2.18%**                 1.00%**            1.89%**             .73%**
Net Assets at End of the Period (In  millions)... $    4.0                $     .7           $     .2            $    .0
Ratio of Expenses to Average Net Assets*.........     1.11%                   1.09%              1.77%              1.75%
Ratio of Net Investment Income to Average
   Net Assets*...................................     4.32%                   4.49%              3.70%              4.17%
*If certain expenses had not been waived
  or reimbursed by VKAC, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net Assets..........     1.92%                   1.96%              2.60%              2.61%
Ratio of Net Investment Income to Average
  Net Assets.....................................     3.51%                   3.62%              2.88%              3.31%

**   Non-Annualized
(a)  Class A and Class B Shares commenced distribution on August 8, 1996.
(b) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge for Class B Shares.





See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bond Fund                                     Portfolio of Investments
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------

    Par
   Amount
   (000)     Description                                                                         Coupon     Maturity  Market Value
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS
             ALASKA 1.0%
   $1,000    Valdez, AK Marine Term Rev Sohio Pipeline Rfdg......................................  7.125%  12/01/25    $1,108,460
                                                                                                                       ----------
             ARIZONA 1.1%
      400    Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...........................  6.500   07/01/09       414,192
      575    Pima Cnty, AZ Indl Dev Auth Rev Insd Hlthpartners
             Ser A Rfdg (MBIA Insd)..............................................................  5.625   04/01/14       570,636
      225    Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Vlg Ser A Rfdg...............  8.250   06/01/15       244,017
                                                                                                                       ----------
                                                                                                                        1,228,845
                                                                                                                       ----------
             CALIFORNIA 4.4%
      100    California Spl Dist Fin Auth Ctfs Partn Ser A.......................................  8.500   07/01/18       105,728
      500    Compton, CA Ctfs Partn Ser B........................................................  7.500   08/01/15       525,665
      560    Del Mar, CA Racetrack Auth Rev Rfdg.................................................  6.000   08/15/01       567,745
    1,000    Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd).....................................  6.000   07/01/08     1,062,690
    1,000    Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA Insd)................................  6.000   06/01/09     1,066,900
    2,000    San Bernardino Cnty, CA Ctfs Partn Med Cent Fin Proj (MBIA Insd)....................  5.000   08/01/28     1,782,000
                                                                                                                       ----------
                                                                                                                        5,110,728
                                                                                                                       ----------
             COLORADO 5.2%
    1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser B......................  7.000   08/31/26     1,070,640
    7,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C......................      *   08/31/26       860,440
      500    Arvada, CO Sales & Use Tax Rev Rfdg Impt (FGIC Insd)................................  6.250   12/01/12       522,805
      250    Berry Creek Metro Dist CO Rfdg & Impt...............................................  8.250   12/01/11       274,305
      400    Edgewater, CO Redev Auth Tax Increment Rev..........................................  6.750   12/01/08       427,688
      500    Highlands Ranch Metro Dist No 1 CO Rfdg & Impt Ser A
             (Prerefunded @ 09/01/02)............................................................  7.300   09/01/12       565,640
    1,000    Highlands Ranch Metro Dist No 2 CO Rfdg (FSA Insd)..................................  6.500   06/15/10     1,111,880
      100    Jefferson Cnty, CO Districtwide Sales Tax Rev (Prerefunded @ 12/01/98)..............  8.200   12/01/13       105,937
    1,000    Larimer Cnty, CO Sch Dist No R 1 Poudre Ctfs Partn Lease (MBIA Insd)(b).............  5.650   12/01/16       993,970
                                                                                                                       ----------
                                                                                                                        5,933,305
                                                                                                                       ----------
             CONNECTICUT 0.9%
    1,000    Mashantucket Western Pequot Tribe CT Ser A, 144A
             Private Placement (d )..............................................................  6.500   09/01/05     1,065,710
                                                                                                                       ----------
             DELAWARE 0.2%
      250    Delaware St Econ Dev Auth Rev Osteopathic Hosp Assoc DE Ser A.......................  6.750   01/01/13       277,240
                                                                                                                       ----------
             DISTRICT OF COLUMBIA 0.9%
      500    District of Columbia Rev Howard Univ Ser A (MBIA Insd)..............................  8.000   10/01/17       518,300
      500    District of Columbia Ser A (Prerefunded @ 06/01/00) (AMBAC Insd)....................  7.500   06/01/10       548,345
                                                                                                                       ----------
                                                                                                                        1,066,645
                                                                                                                       ----------
             FLORIDA 1.9%
      410    Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...........................  7.950   12/01/08       446,601
    1,160    Dade Cnty, FL Professional Sports Franchise Fac Tax Rev (MBIA Insd).................      *   10/01/19       315,682
    1,000    Florida St Correctional Privatization Comm Ctsf Partn (AMBAC Insd)..................  5.000   08/01/17       918,140
      500    Saint Petersburg, FL Hlth Fac Auth Rev Allegany Hlth Sys Ser B
             (Prerefunded @ 12/01/99)............................................................  7.750   12/01/15       548,460
                                                                                                                       ----------
                                                                                                                        2,228,883
                                                                                                                       ----------

See Notes to Financial Statements
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Municipal Bond Fund                       Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
April 30,1997 (Unaudited)

-------------------------------------------------------------------------------
     Par
  Amount
    (000) Description                                                                           Coupon     Maturity   Market Value
----------------------------------------------------------------------------------------------------------------------------------
          HAWAII 0.9%
  $ 1,000 Hawaii St Ser CD Rfdg...........................................................      5.000%     02/01/03   $1,002,150
                                                                                                                      ----------
          ILLINOIS 5.4%
      500 Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..............................      7.000      01/01/11      571,620
      500 Chicago, IL Wastewtr Transmission Rev (Prerefunded @ 01/01/03)
          (FGIC Insd).....................................................................      6.300      01/01/12      541,975
      500 Cook Cnty, IL (Prerefunded @ 11/01/00) (MBIA Insd)..............................      7.000      11/01/10      546,345
      500 Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC) Insd)....................................................................      8.750      01/01/07      626,115
      250 Crestwood, IL Tax Increment Rev Rfdg............................................      7.250      12/01/08      255,848
      500 DuPage Cnty, IL Alt Rev Stormwtr Proj (Prerefunded @ 01/01/02)..................      6.550      01/01/21      543,420
      250 Illinois Dev Fin Auth Rev Columbus Cuneo Cabrini Med Cent Rfdg
          (Prerefunded @ 02/01/00)........................................................      8.500      02/01/15      278,460
      500 Illinois Hlth Fac Auth Rev Delnor Cmnty Hosp Proj
          (Prerefunded @ 05/15/99)........................................................      8.000      05/15/19      543,455
      500 Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B
          (Prerefunded @ 10/01/99)........................................................      7.700      10/01/19      545,425
      500 Illinois Hlth Fac Auth Rev Lutheran Hlth Sys Ser B Rfdg (MBIA Insd).............      6.000      04/01/18      500,920
      250 Illinois Hlth Fac Auth Rev Mem Hosp.............................................      7.250      05/01/24      262,532
      300 Illinois Hlth Fac Auth Rev Mercy Cent for Hlthcare Svcs.........................      6.625      10/01/12      306,543
      500 Illinois Hlth Fac Auth Rev Northwestern Mem Hosp................................      6.750      08/15/11      530,980
       94 Illinois Hlth Fac Auth Rev Ser A (MBIA Insd)....................................      7.900      08/15/03       96,178
       40 Illinois Hlth Fac Auth Rev Ser A Rfdg (MBIA Insd)...............................      7.900      08/15/03       45,032
                                                                                                                      ----------
                                                                                                                       6,194,848
                                                                                                                      ----------


          INDIANA 2.0%
      100 Carmel, IN Retirement Rental Hsg Rev Beverly Enterprises
          Inc Proj Rfdg...................................................................      8.750      12/01/08     112,138
    1,000 Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp Proj (MBIA Insd)..................      6.850      07/01/22   1,083,740
      500 Merrillville, IN Multi Sch Bldg Corp First Mtg
          (Prerefunded @ 07/15/00)........................................................      7.500      07/15/99     550,835
      500 Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South Bend Proj
          (MBIA Insd).....................................................................      6.250      08/15/22     514,365
                                                                                                                      ----------
                                                                                                                      2,261,078
                                                                                                                      ----------


          IOWA  0.9%
    1,000 Des Moines, IA Pkg Fac Rev Ser A (FGIC Insd)....................................      7.250      07/01/15   1,071,620
                                                                                                                      ----------
          KANSAS 0.2%
      250 Newton, KS Hosp Rev Newton Hlthcare Corp Ser A..................................      7.375      11/15/14     263,600
                                                                                                                      ----------
          LOUISIANA 0.2%
      220 Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises, Inc. Rfdg..............       8.250      09/01/08     241,054
                                                                                                                      ----------


See Notes to Financial Statement
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Municipal Bond Fund                        Portfolio of Investments (Continued)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Par
Amount
  (000) Description                                                                             Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
          MAINE 0.5%
  $  250  Maine St Hsg Auth Mtg Pur Ser B..................................................     7.900%     11/15/06   $  259,508
     250  Regional Waste Sys Inc M Solid Waste Res Recovery Rev............................     7.950      07/01/10      269,582
                                                                                                                       ---------
                                                                                                                         529,090
                                                                                                                       ---------
          MASSACHUSETTS 2.3%
     500  Boston, MA Rev Boston City Hosp Ser A (FHA Gtd)
          (Prerefunded @ 08/15/00).........................................................     7.625      02/15/21      553,220
   1,000  Holyoke, MA Ser B Rfdg (FSA Insd)................................................     6.000      06/15/07    1,059,060
       5  Massachusetts Muni Wholesale lec Co Pwr Supply Sys Rev Ser A.....................     8.750      07/01/18        6,048
     250  Massachusetts St Hsg Fin Agy Hsg Rev Single Family Ser 31........................     6.450      12/01/16      258,660
     250  Massachusetts St Indl Fin Agy Indl Rev Beverly nterprises
          Inc/Gloucester & Lexington Proj Rfdg.............................................     8.000      05/01/02      266,895
     500  Massachusetts St Wtr Res Auth Ser A (Prerefunded @ 04/01/00).....................     7.500      04/01/16      548,280
                                                                                                                       ---------
                                                                                                                       2,692,163
                                                                                                                       ---------
          MICHIGAN 3.1%
     500  Detroit, MI Area No 1 Ser A (Prerefunded @ 07/01/99).............................     7.600      07/01/10      541,000
   2,000  Detroit, MI Downtown Dev Auth Tax Increment Rev Dev Area No 1 Proj  Ser C1.......     6.250      07/01/25    2,037,620
     200  Huron Vly, MI Sch Dist (Prerefunded @ 05/01/01) (FGIC Insd)......................     7.100      05/01/08      220,380
     500  Kent Hosp Fin Auth MI Hosp Fac Rev Ser A (Prerefunded @ 01/15/00)................     7.250      01/15/12      542,105
     195  Michigan St Hosp Fin Auth Rev Detroit Med Cent Ser A Rfdg
          (Prerefunded @ 08/15/98).........................................................     8.125      08/15/12      208,276
                                                                                                                       ---------

                                                                                                                       3,549,381
                                                                                                                       ---------
          MINNESOTA 0.1%
     150  Minneapolis, MN Hlthcare Fac Rev benezer Society Proj Ser A......................     7.000      07/01/12      154,830
                                                                                                                       ---------
          MISSISSIPPI 0.9%
     500  Mississippi Hosp quip & Fac Auth Rev Magnolia Hosp Proj Ser A....................     7.375      10/01/21      508,565
     500  Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A Rfdg..................     7.750      12/01/15      520,370
                                                                                                                       ---------
                                                                                                                       1,028,935
                                                                                                                       ---------

          MISSOURI 5.2%
   2,750  Kansas City, MO Muni Assistance Corp Rev Rfdg (MBIA Insd)........................     5.000      04/15/20    2,513,335
     500  Missouri St Hlth & dl Fac Auth Hlth Fac Rev Heartland Hlth Sys  Proj.............     6.875      11/15/04      537,115
     500  Missouri St Hlth & dl Fac Auth Hlth Fac Rev Lake of the Ozarks
          Hosp (Prerefunded @ 02/15/99)....................................................     8.000      02/15/11      539,025
     500  Missouri St Hlth & dl Fac Auth Hlth Fac Rev Lake of the Ozarks
          Hosp Rfdg........................................................................     6.000      02/15/06      510,835
     250  Missouri St Hlth & dl Fac Auth Rfdg & Impt.......................................     8.125      10/01/10      274,272
   1,615  Saint Charles Cnty, MO Indl Dev Auth Indl Rev Westchester Vlg Apt
          Ser A Rfdg (FNMA Collateralized).................................................     6.050      02/01/17    1,618,618
                                                                                                                       ---------
                                                                                                                       5,993,200
                                                                                                                       ---------

          NEVADA 1.9%
   2,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C Rfdg (AMBAC Insd)...............     7.200      10/01/22    2,205,500
                                                                                                                       ---------
          NEW HAMPSHIRE 0.9%
     370  New Hampshire Higher dl & Hlth Fac Auth Rev First Mtg Odd
          Fellows Home Rfdg...............................................................      9.000      06/01/14      415,092
     520  New Hampshire Higher dl & Hlth Fac Auth Rev New
          London Hosp Assn Proj...........................................................      7.500      06/01/05      569,987
                                                                                                                        --------
                                                                                                                         985,079
                                                                                                                        --------

   See Notes to Financial Statements
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Municipal Bond Fund                        Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
April 30, 1997 (Unauditted)



-------------------------------------------------------------------------------
    Par
 Amount
  (000) Description                                                                             Coupon     Maturity   Market Value
------------------------------------------------------------------------------------------------------------------------------------

          NEW JERSEY 3.3%
$  1,000  Jersey City, NJ Ser A Rfdg (AMBAC Insd).............................................  6.000%     10/01/06   $ 1,063,150
   1,500  Mercer Cnty, NJ Impt Auth Rev Cap Apprec Rfdg.......................................      *      04/01/11       701,040
     880  New Jersey con Dev Auth Holt Hauling & Warehsg Rev Ser G Rfdg.......................  8.400      12/15/15       922,126
   1,000  New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd)...............................  6.500      01/01/16     1,107,620
                                                                                                                        ---------
                                                                                                                        3,793,936
                                                                                                                        ---------
          NEW MEXICO 0.9%
   1,000  Farmington, NM Pollutn Ctl Rev Southern CA
          Edison Co Ser A Rfdg................................................................  7.200      04/01/21     1,078,180
                                                                                                                        ---------
          NEW YORK 7.2%
     350  New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj........................................................................  7.000      07/01/23       361,025
     500  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser C
          (Prerefunded @ 06/15/01)............................................................  7.750      06/15/20       563,035
     985  New York City Ser B.................................................................  7.000      08/15/16     1,050,867
      15  New York City Ser B (Prerefunded @ 08/15/04)........................................  7.000      08/15/16        16,952
   1,000  New York City Ser I.................................................................  6.000      04/15/12       995,090
     500  New York St Dorm Auth Rev City Univ Sys Ser C Rfdg..................................  6.000      07/01/16       493,510
   3,000  New York St Dorm Auth Rev Mental Health Svcs Fac Impt Ser B.........................  5.375      02/15/26     2,723,280
     750  New York St Dorm Auth Rev St Univ Edl Fac Ser A
          (Prerefunded @ 05/15/00)............................................................  7.700      05/15/12       828,675
     500  New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Ser A
          (FHA Gtd) (Prerefunded @ 02/15/99)..................................................  7.250      02/15/24       533,675
    500   Triborough Brdg & Tunnel Auth NY Rev Ser R
          (Prerefunded @ 01/01/00)............................................................  7.375      01/01/16       542,065
    150   Triborough Bridge & Tunnel Auth NY Spl Oblig Mtg
          Recording Tax Ser A (Prerefunded @ 01/01/98)........................................  8.000      01/01/18       156,298
                                                                                                                        ---------
                                                                                                                        8,264,472
                                                                                                                        ---------
          NORTH CAROLINA 1.2%
     500  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg
          (Prerefunded @ 01/01/22)............................................................  4.500      01/01/24       424,705
     400  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg
          (Prerefunded @ 01//01/98)...........................................................  8.000      01/01/21       418,716
     250  North Carolina Med Care Comnty Hlthcare Fac Rev
          (Prerefunded @ 10/01/99)............................................................  7.800      10/01/19       273,375
     250  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev Rfdg..............................  7.875      01/01/19       261,502
                                                                                                                        ---------
                                                                                                                        1,378,298
                                                                                                                        ---------

          OHIO 7.7%
   1,840  Brecksville Broadview Heights, OH City Sch Dist (FGIC Insd).........................  6.500      12/01/16     1,972,351
     500  Cleveland, OH Pkg Fac Rev (Prerefunded @ 09/15/02)..................................  8.000      09/15/12       578,460
     250  Coshocton Cnty, OH Solid Waste Disp Rev Stone Container
          Corp Proj Rfdg......................................................................  7.875      08/01/13       263,337
     500  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement
          Cmnty Ser A Rfdg....................................................................  7.000      11/15/10       505,895
     660  Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum at Willow Brook
          (FHA Gtd)...........................................................................  6.550      02/01/35       683,074
   1,000  Dublin, OH City Sch Dist (FGIC Insd)................................................  5.000      12/01/18       918,880
   1,000  Greater Cincinnati OH Elderly Hsg Dev Corp Mtg Rev
          Ser A Rfdg (FSA Insd)...............................................................  6.600      08/01/25     1,049,100
   1,000  Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent Ser A Rfdg & Impt....................  6.000      05/15/06     1,026,410


See Notes to Financial Statements
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bonds Fund                         Portfolio of Investments(continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unadited)

--------------------------------------------------------------------------------

      Par
   Amount
     (000) Description                                                                           Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------------------------------------
           Ohio (Continued)
   $1,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH Edison Co Proj Rfdg...................... 5.950%  05/15/29    $  957,050
    1,000  University of Cincinnati OH Ctfs Univ of Cincinnati Cent Proj
           (MBIA Insd).......................................................................... 5.125   06/01/24       920,440
                                                                                                                    -----------
                                                                                                                      8,874,997
                                                                                                                    -----------
           OKLAHOMA 0.5%
      500  Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
           (Prerefunded @ 06/01/03)............................................................. 7.200   06/01/17       566,600
                                                                                                                    -----------
           OREGON 5.1%
    1,675  Emerald Peoples Util Dist OR Elec Sys Rfdg (FGIC Insd)............................... 7.350   11/01/13     1,979,431
    1,920  Jackson Cnty, OR Sch Dist No 549C (FSA Insd)......................................... 6.000   06/01/04     2,033,875
    2,000  Oregon Hlth Sciences Univ Rev Ser B (MBIA Insd)...................................... 5.250   07/01/28     1,873,460
                                                                                                                    -----------
                                                                                                                      5,886,766
                                                                                                                    -----------
           PENNSYLVANIA 7.8%
      250  Emmaus, PA Genl Auth Rev Ser A (BIGI Insd)........................................... 8.150   05/15/18       262,802
      500  Erie Cnty, PA Higher Edl Bldg Auth College Rev Ser A
           (Prerefunded @ 06/01/99)............................................................. 8.500   06/01/15       549,275
      500  Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United
           Church of Christ Homes Rfdg.......................................................... 6.750   10/01/10       505,900
      280  Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg Nursing &
           Rehab Cent........................................................................... 7.625   07/01/18       289,705
      100  Northeastern PA Hosp Auth Rev Nesbit Mem Hosp Ser A Rfdg
           (Prerefunded @ 07/01/00)............................................................. 7.500   07/01/12       109,702
      500  Northeastern PA Hosp Auth Rev Wilkes Barre Genl Hosp Ser B
           (Prerefunded @ 07/01/97)............................................................. 8.375   07/01/06       513,710
    1,550  Northeastern PA Hosp & Edl Auth (AMBAC Insd)......................................... 5.250   01/01/26     1,428,387
    1,000  Pennsylvania St First Ser (AMBAC Insd)............................................... 5.125   03/15/16       936,720
    1,000  Pennsylvania St Higher Edl Fac Auth College & Univ Rev Bryn Mawr
           College (MBIA Insd).................................................................. 5.625   12/01/27       975,720
      500  Pennsylvania St Higher Edl Fac Auth College & Univ Rev Hahnemann
           Univ Proj (Prerefunded @ 07/01/99) (MBIA Insd)....................................... 7.200   07/01/19       537,235
      150  Pennsylvania St Higher Edl Fac Auth Hosp Rev (Prerefunded @.......................... 8.000   01/01/18       156,968
           01/01/98)
      250  Pennsylvania St Higher Edl Fac Auth Rev Med College PA Ser A
           (Prerefunded @ 03/01/99)............................................................. 8.375   03/01/11       271,830
      500  Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev PA Hosp Rfdg................... 6.250   07/01/06       513,630
      250  Scranton-Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor Hosp
           Proj Ser B........................................................................... 8.500   07/01/20       269,877
      500  Shenandoah Vly, PA Sch Dist Ser B....................................................     *   02/01/12       216,960
    1,000  South Fork Muni Auth PA Hosp Good Samaritan Med Cent Ser B Rfdg
           (MBIA Insd).......................................................................... 5.250   07/01/26       921,010
      500  Warren Cnty, PA Hosp Auth Rev Warren Genl Hosp Proj Ser A............................ 6.900   04/01/11       519,785
                                                                                                                    -----------
                                                                                                                      8,979,216
                                                                                                                    -----------
          RHODE ISLAND 0.5%
      500 Rhode Island Depositors Econ Protection Corp Spl Oblig Ser A
          (Prerefunded @ 08/01/02) (FSA Insd) (c)............................................... 6.625   08/01/19       548,815
                                                                                                                    -----------

See Notes to Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Municipal Bond Fund                  Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

      Par
    Amount
     (000) Description                                                                 Coupon  Maturity Market Value
----------------------------------------------------------------------------------------------------------------------

           SOUTH DAKOTA 0.7%
$     500  South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med Cent...............  7.250%  04/01/20   $  528,785
       20  South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp....................  7.625   11/01/13       21,667
      230  South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
           (Prerefunded @ 11/01/98)..................................................  7.625   11/01/13      245,629
                                                                                                         -----------
                                                                                                             796,081
                                                                                                         -----------
           TENNESSEE 3.0%
    1,250  Franklin, TN Indl Dev Brd Mulit-Family Rev Hsg Landings Apt Proj
           Ser A Rfdg (FSA Insd).....................................................  5.900   10/01/16    1,248,500
    1,000  Jackson, TN Elec Sys Rev Rfdg & Impt (MBIA Insd)..........................  5.000   08/01/18      914,870
      400  Metro Nashville & Davidson Cnty, TN Meharry Med College
           Hlth & Edl Fac Brd Rev Rfdg & Impt (AMBAC Insd)...........................  5.000   12/01/24      361,024
      890  Tennessee Hsg Dev Agy Home Ownership Pgm..................................  6.800   07/01/17      926,695
                                                                                                          ----------
                                                                                                           3,451,089
                                                                                                          ----------
           TEXAS 10.2%
      685  Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
           Apt Proj Rfdg.............................................................  6.500   10/01/10      699,344
      500  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint LukeOs Lutheran
           Hosp (Prerefunded @ 05/01/03).............................................  7.900   05/01/18      573,085
      250  Brazoria Cnty, TX Muni Util Dist No 2.....................................  7.000   09/01/08      262,450
      500  Brownsville, TX Util Sys Rev (Prerefunded @ 09/01/00) (AMBAC Insd)........  6.500   09/01/17      537,220
      500  Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp...........................  7.125   04/15/02      531,620
    1,000  El Paso Cnty, TX Pkg Fac Rev Ctfs Oblig (Prerefunded @ 08/15/99)..........  6.500   08/15/11    1,060,950
      500  Frenship, TX Indpt Sch Dist Rfdg..........................................  5.500   02/15/03      511,670
      500  Frenship, TX Indpt Sch Dist Rfdg..........................................  5.500   02/15/04      510,600
      250  Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys Proj Rfdg..................  7.125   06/01/15      280,528
    1,250  Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj Ser A
           (AMBAC Insd)..............................................................  7.250   02/15/15    1,340,187
      500  Houston, TX Wtr Sys Rev (Prerefunded @ 12/01/97)..........................  7.250   12/01/07      519,685
    1,500  Irving, TX Flood Ctl Dist Section 3 (AMBAC Insd)..........................      *   09/01/08      812,700
      250  Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson
           Mem Hosp Proj Rfdg........................................................  7.750   04/01/13      262,050
      250  Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt...................  7.000   05/15/28      261,910
      250  Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt
           (Prefunded @ 05/15/03)....................................................  7.000   05/15/28      279,430
    1,370  Temple, TX Junior College Dist Hsg Sys & Use Fee Rev (MBIA Insd)..........  5.375   07/01/21    1,297,253
      130  Texas Genl Svcs Comm Partn Interests Office Bldg & Land
           Acquisition Proj..........................................................  7.000   08/01/14      132,365
      330  Texas Genl Svcs Comm Partn Interests Office Bldg & Land Acquisition Proj..  7.000   08/01/24      336,003
      485  Texas Hsg Agy Residential Dev Rev Ser A (GNMA Collateralized).............  7.600   07/01/16      510,909
      215  Texas Hsg Agy Single Family Mtg Rev Ser A Rfdg............................  7.150   09/01/12      223,344
      500  Texas Wtr Res Fin Auth Rev (AMBAC Insd)...................................  7.500   08/15/13      530,865
      250  Winters, TX Wtrwks & Swr Sys Rev Rfdg (Prerefunded @ 08/01/03)............  8.500   08/01/17      298,087
                                                                                                          ----------
                                                                                                          11,772,255
                                                                                                          ----------

See Notes to Financial Statements
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bond Fund                       Portfolio of Investments (continued)
--------------------------------------------------------------------------------
April 30,1997 (unaudited)

 PER
AMOUNT
 (000) DESCRIPTION                                                                                COUPON   MATURITY   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
            UTAH 0.3%
    $250    Utah St Bldg Ownership Auth Lease Rev Dept Employment Security Proj
            (Prerefunded @ 08/15/98) .................................................            7.800%  08/15/10       $ 261,595
      70    Utah St Hsg Fin Agy Mtg Ser G ............................................            8.100   07/01/16          56,177
                                                                                                                      ------------
                                                                                                                           317,772
                                                                                                                      ------------
            VIRGINIA 5.9%
   3,500    Chesapeake Bay Brdg & Tunnel Comm VA Dist Rev Rfdg(MBIA Insd)(c) .........            5.000   07/01/22       3,159,240
     200    Faifax Cnty, VA Multi-Family Hsg Paul Spring Cent Ser A Rfdg (FHA Gtd)....            5.900   06/15/17         200,164
     750    Faifax Cnty, VA Multi-Family Hsg Paul Spring Cent Ser A Rfdg (FHA Gtd)....            6.000   12/15/28         748,882
   1,000    Norfolk, VA Indl Dev Auth Rev Hosp Santara Hosp Ser A Rfdg ...............            6.500   11/01/13       1,057,700
   1,000    Peninsula Ports Auth VA Coal Terminal Rev Rfdg............................            7.375   06/01/20       1,061,170
     500    Prince William Cnty, VA Indl Dev Auth Rev Potomac
            Place Ser A Rfdg (GNMA Collateralized) ...................................            6.250   12/20/27         503,965
                                                                                                                      ------------
                                                                                                                         6,731,121
                                                                                                                      ------------
            WASHINGTON 3.2%
   1,120    King Cnty, WA Sch Dist No 412 Shoreline Ser A (FSA Insd) .................           6.000    12/01/05       1,188,130
   2,000    Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC Insd)........           5.375    07/01/15       1,905,140
     250    Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC Insd) .......           7.125    07/01/16         291,675
     250    Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
            (Prerefunded @ 01/01/01) .................................................           7.625    07/01/10         278,622
                                                                                                                      ------------
                                                                                                                         3,663,567
                                                                                                                      ------------
            WISCONSIN 1.3%
     250    Jefferson, WI Sewage Sys Wtrwks & Elec Sys Mtg Rev
            (Prerefunded @ 07/01/01) .................................................          7.400     07/01/16         274,917
     150    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser B  .............................          8.000     11/01/18         156,353
   1,000    Wisconsin St Hlth & Edl Fac Auth Rev Marquette Univ Proj (FGIC Insd)......          6.450     12/01/19       1,046,790
                                                                                                                      ------------
                                                                                                                         1,478,060
                                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS 98.9%
            (Cost $108,893,573)(a) ...................................................                                 113,773,569
SHORT-TERM INVESTMENTS 0.4% (COST $400,000)(A) .......................................                                     400,000
OTHER ASSETS IN EXCESS OF LIABILITIESE 0.7% ..........................................                                     851,897
                                                                                                                      ------------
NET ASSETS 100.0% ....................................................................                                $115,025,466
                                                                                                                      ============

*    Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost for long- and short-term investments is $109,293,573; the aggregate gross unrealized appreciation is $5,170,688 and the aggregate gross unrealized depreciation is $315,782, resulting in net unrealized appreciation including options transactions of $4,854,906.

(b)  Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bond Fund                  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $108,893,573) (Note 1).............................................  $  113,773,569
Short-Term Investments (Cost $400,000)(Note 1)...................................................................        400,000
Cash.............................................................................................................         65,811
Receivables:
     Interest....................................................................................................      2,021,196
     Fund Shares Sold............................................................................................        696,220
Other............................................................................................................          3,562
                                                                                                                  --------------
     Total Assets................................................................................................    116,960,358
                                                                                                                  --------------
LIABILITIES:
Payables:
     Securities Purchased........................................................................................        981,234
     Income Distributions........................................................................................        462,830
     Fund Shares Repurchased.....................................................................................        246,042
     Distributor and Affiliates (Notes 2 and 6)..................................................................        105,547
     Investment Advisory Fee (Note 2)............................................................................         56,661
Accrued Expenses.................................................................................................         59,615
Options at Market Value (Net premiums paid of $7,122) (Note 5)...................................................         17,968
Retirement Plan (Note 2).........................................................................................          4,995
                                                                                                                  --------------
     Total Liabilities...........................................................................................      1,934,892
                                                                                                                  --------------
NET ASSETS....................................................................................................... $  115,025,466
                                                                                                                  ==============
NET ASSETS CONSIST OF:
Capital (Note 3)................................................................................................. $  110,040,968
Net Unrealized Appreciation on Securities........................................................................      4,854,906
Accumulated Undistributed Net Investment Income..................................................................         72,889
Accumulated Net Realized Gain on Securities......................................................................         56,703
                                                                                                                  --------------
NET ASSETS.......................................................................................................  $ 115,025,466
                                                                                                                  ==============
MAXIMUM OFFERING PRICE PER SHARE:
     Class 1 Shares:
        Net asset value per share (Based on net assets of $108,351,080 and 7,934,799 shares of
        beneficial interest issued and outstanding)..............................................................  $       13.66
        Maximum sale charge (4.75%* of offering price)...........................................................            .68
                                                                                                                  --------------
                 Maximum offering price..........................................................................  $       14.34
                                                                                                                  ==============
     Class A Shares:
        Net asset value per share (Based on net assets of $5,246,419 and 384,229 shares of beneficial
        interest issued and outstanding).........................................................................  $       13.65
        Maximum sales charge (4.50%* of offering price)..........................................................            .64
                                                                                                                  --------------
        Maximum offering price of public.........................................................................  $       14.29
                                                                                                                  ==============
     Class B Shares:
        Net asset value per share (Based on net assets of $1,427,967 and 104,644 shares of beneficial
        interest issued and outstanding).........................................................................  $       13.65
                                                                                                                  ==============

*On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.



See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bond Fund                                     Financial Statements
--------------------------------------------------------------------------------
                                                                 (Unaudited)

--------------------------------------------------------------------------------

Statement Of Operations

                                                                                                                  Six Months Ended
                                                                                                                   April 30, 1997
                                                                                                                  ----------------
INVESTMENT INCOME:
Interest..........................................................................................................    $ 3,458,705
                                                                                                                  ----------------
EXPENSES:
Investment Advisory Fee (Note 2)..................................................................................        352,617
Shareholder Services (Note 2).....................................................................................        113,163
Registration and Filing Fees......................................................................................         50,705
Trustees Fees and Expenses (Note 2)...............................................................................         11,770
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $4,374 and $5,473, respectively)(Note 6)..          9,847
Custody...........................................................................................................          5,489
Other.............................................................................................................        105,921
                                                                                                                  ----------------
        Total Expenses............................................................................................        649,512
                                                                                                                  ----------------
NET INVESTMENT INCOME.............................................................................................    $ 2,809,193
                                                                                                                  ================
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
     Investments..................................................................................................  $       5,908
     Options......................................................................................................         32,028
                                                                                                                  ----------------
Net Realized Gain on Securities...................................................................................         37,936
                                                                                                                  ================
Unrealized Appreciation/Depreciation on Securities:
     Beginning of the Period......................................................................................      6,030,189
                                                                                                                  ----------------
     End of the Period:
        Investments...............................................................................................      4,879,996
        Options...................................................................................................        (25,090)
                                                                                                                  ----------------
                                                                                                                        4,854,906
                                                                                                                  ----------------
Net Unrealized Depreciation on Securities During the Period.......................................................     (1,175,283)
                                                                                                                  ----------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................................................................    $(1,137,347)
                                                                                                                  ================
NET INCREASE IN NET ASSETS FROM OPERATIONS........................................................................    $ 1,671,846
                                                                                                                  ================

--------------------------------------------------------------------------------
Statement Of Changes In Net Assets

                                                                                             Six Months Ended        Year Ended
                                                                                               April 30, 1997     October 31, 1996
                                                                                            -------------------   ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................................................   $    2,809,193       $    6,220,668
Net Realized Gain on Securities............................................................           37,936              350,316
Net Unrealized Appreciation/Depreciation on Securities During the Period...................       (1,175,283)             491,252
                                                                                            -------------------   ----------------
Change in Net Assets from Operations.......................................................        1,671,846            7,062,236
                                                                                            -------------------   ----------------
Distributions from Net Investment Income (Note 1)..........................................       (2,825,349)          (6,299,276)
Distributions of Net Realized Gain on Securities (Note 1)..................................         (322,924)            (373,830)
                                                                                           --------------------   ----------------
        Total Distributions................................................................       (3,148,273)          (6,673,106)
                                                                                            -------------------   ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........................................       (1,476,427)             389,130
                                                                                            -------------------   ----------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................................................................       11,101,657           29,491,790
Net Assets Value of Shares Issued Through Dividend Reinvestment............................        2,706,041            5,768,806
Cost of Shares Repurchased.................................................................      (18,771,435)         (33,307,016)
                                                                                            -------------------   ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........................................       (4,963,737)           1,953,580
                                                                                            -------------------   ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................................................       (6,440,164)           2,342,710
NET ASSETS:
        Beginning of the Period............................................................      121,465,630          119,122,920
                                                                                            -------------------   ----------------
        End of the Period (Including accumulated undistributed net investment income of
                $72,889 and $89,045, respectively).........................................   $  115,025,466       $  121,465,630
                                                                                            ===================   ================

See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Bond Fund                                      Financial Highlights
--------------------------------------------------------------------------------
The following schedule presents financial hightlights for one share of the Fund outstanding throughout the periods indicating. (Unaudited)

--------------------------------------------------------------------------------

                                                                     Six Months Ended              Year Ended October 31
                                                                                             -------------------------------------
Class 1 Shares                                                         April 30, 1997        1996    1995    1994    1993    1992
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........................         $  13.829    $  13.77  $12.89  $14.07  $13.03  $12.84
                                                                            ---------    --------  ------  ------  ------  ------
     Net Investment Income.........................................              .329        .704     .74     .71    .728    .725
     Net Realized and Unrealized Gain/Loss
     on Securitites................................................             (.135)       .111    .867  (1.182)  1.038  .2175
                                                                            ---------    --------  ------  ------  ------  ------
Total from Investment Operations...................................              .194        .815   1.607   (.472)  1.766  .9425
                                                                            ---------    --------  ------  ------  ------  ------
Less:
        Distributions from and in Excess of Net
        Investments Income (Note 1)     ...........................              .330        .713    .727    .708    .726   .7525
        Distributions from and in Excess of Net
        Realized Gain on Securities (Note 1).......................              .038        .043    .000    .000    .000    .000
                                                                            ---------    --------  ------  ------  ------  ------
Total Distributions................................................              .368        .756    .727    .708    .726   .7525
                                                                            ---------    --------  ------  ------  ------- ------
Net Asset Value, End of the Period.................................         $  13.655     $13.829  $13.77  $12.89  $14.07  $13.03
                                                                            =========    ========  ======= ======  ======  ======

Total Return (a)...................................................              1.43%*       6.09% 12.72%  (3.38%) 13.84%   7.57%
Net Assets at End of the Period (In millions)......................          $  108.4     $  118.7 $119.1  $112.1   $95.9   $60.3
Ratio of Expenses to Average Net Assets............................              1.09%        1.05%   .96%    .99%    .96%   1.14%
Ratio of Net Investment Income to Average
     Net Assets....................................................              4.79%        5.13%  5.58%   5.27%   5.29%   5.56%
Portfolio Turnover.................................................                20%*         80%    49%      4%      4%      6%

--------------------------------------------------------------------------------

                                                                   Class A Shares                           Class B Shares
                                                     ------------------------------------     ------------------------------------
                                                     Six Months Ended        Period Ended     Six Months Ended        Period Ended
                                                       April 30, 1997   October 31, 1996(b)     April 30, 1997  October 31, 1996(b)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........    $      13.827         $      13.780       $      13.822      $      13.780
                                                       -------------         -------------       -------------      -------------
     Net Investment Income.........................             .317                  .106                .263               .091
     Net Realized and Unrealized
        Gain/Loss on Securities....................            (.139)                 .045               (.140)              .038
                                                       -------------         -------------       -------------      -------------
Total from Investment Operations...................             .178                  .151                .123               .129
                                                       -------------         -------------       -------------      -------------
Less:
        Distributions from and in Excess of
        Net Investments Income (Note 1)............             .313                  .104                .261               .087
        Distributions from Net Realized Gains
        (Note 1)...................................             .038                  .000                .038               .000
                                                       -------------         -------------       -------------      -------------
Total Distributions................................             .351                  .104                .299               .087
                                                       -------------         -------------       -------------      -------------
Net Asset Value, End of the Period.................    $      13.654         $      13.827       $      13.646      $      13.822
                                                       =============         =============       =============      =============
Total Return (a)...................................             1.30%*                1.12%*               .93%*              .93%*
Net Assets at End of the Period (In millions)......      $       5.2           $      2.1           $      1.4        $       0.7
Ratio of Expenses to Average Net Assets............             1.33%                1.30%                2.08%              2.05%
Ratio of Net Investment Income to Average
        Net Assets.................................             4.65%                4.82%                3.92%              4.06%
Portfolio Turnover.................................               20%*                 80%                  20%*               80%

*       Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of t he maximum sales charge or contingent deferred sales charge.

(b)     Class A and Class B shares commenced distribution on August 18, 1996.


See Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Note 1-Significant Accounting Policies
Common Sense Trust (the "Trust"), is registered under the Investment Company
Act of 1940, as amended, as a diversified open-end management investment company comprised of seven funds: Emerging Growth Fund ("Emerging Growth"), Government Fund ("Government"), Growth Fund ("Growth"), Growth and Income Fund ("Growth and Income"), International Equity Fund ("International Equity"),
Money Market Fund ("Money Market") and Municipal Bond Fund ("Municipal Bond") (collectively the "Funds"). Each Fund is accounted for as a separate entity and currently offers three classes of shares, Class 1, Class A and Class B.
     The investment goals of each Fund are as follows: Emerging Growth seeks capital appreciation by primarily investing in common stock of small and medium-sized companies. Government seeks high current return consistent with preservation of capital by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Growth seeks capital appreciation by investing in common stocks. Growth & Income seeks reasonable growth and income by primarily investing in equity securities that provide dividend income and securities that are convertible into common or preferred stocks. International Equity seeks growth and income by investing at least 65% of its assets in non-United States equity securities. Money Market seeks protection of capital and income through investments in short-term money market instruments. Municipal Bond seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.
     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts may differ from the estimates.

A.   Security Valuations
     Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

     Municipal Bond investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 10.5% of Municipal Bond's investment portfolio. Issuers of certain securities owned by Municipal Bond have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces financial risk but not market risk of these securities.

B.   Security Transactions
     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Government and Municipal Bond may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Government and Municipal Bond will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Funds may invest in repurchase agreements which are short-term investments in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Each fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

     with certain other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser")or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. Each fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due each fund.

C.   Investment Income
     Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discount is amortized over the expected life of each applicable security. With the exception of Money Market and Municipal Bond, premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

     Under the applicable foreign tax laws, a tax may be imposed on interest, dividends, and realized gains generated from foreign investments. Such taxes are generally reflected on the Statement of Operations as a reduction of the related income or gains.

D.   Organizational Costs
     Emerging Growth and International Equity have reimbursed PFS Distributors or its affiliates (collectively "PFS") for costs incurred in connection with each Fund's organization in the amount of $20,906 per Fund. These costs for Emerging Growth and International Equity are being amortized on a straight line basis over the 60 month period ending February, 2000 and March, 2000, respectively. The Adviser has agreed that in the event any of the initial shares of these funds originally purchased by Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") are redeemed during the amortization period, these funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E.   Federal Income Taxes
     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Each Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future capital gains realized by such Fund. The following table presents the realized capital loss carryforward at October 31, 1996, along with its expiration period.

                                               Emerging                                 Growth     International   Money   Municipal
                                               Growth       Government     Growth    and Income      Equity        Market    Bond
                                             ------------   ----------     -------   ----------    -------------   ------  ---------
     Realized capital loss
     carryforward                             $3,686,606     $34,520,669      --           --        $   33,287   $   4,136    --
     Expiration dates of capital loss
     carryforward                              2003-2004       2002-2004      --           --              2004   2002-2003    --

F.   Distribution of Incomes and Gains
     Government, Money Market and Municipal Bond declare dividends from net investment income on each business day. Growth and Income declares dividends quarterly. Emerging Growth, Growth and International Equity declare dividends annually. Dividends and distributions to shareholders are recorded on the record date. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

For the six months ended April 30, 1997, distributions were as follows:

                              Emerging                                Growth        International     Money         Municipal
                              Growth      Government   Growth        and Income        Equity         Market           Bond
                              ----------  -----------  ------        ----------     -------------    ---------      ----------
     Distributions From
     and in Excess of
     Net Investment Income:
     Class 1                  $  -0-       $8,996,023   $29,480,435   $8,599,389     $  -0-           $1,284,500     $2,724,385
     Class A                     -0-          378,165       482,471      311,284        -0-               49,927         79,912
     Class B                     -0-          382,486       465,480      224,685        -0-                1,257         21,052
                              ======       ==========   ===========   ==========     ======           ==========     ==========
     Total                    $  -0-       $9,756,674   $30,428,386   $9,135,358     $  -0-           $1,335,684     $2,825,349
                              ======       ==========   ===========   ==========     ======           ==========     ==========

     Distributions From
     Net Realized Gain
     on Securities:
     Class 1                  $  -0-       $      -0-   $224,653,558  $112,126,737   $  -0-           $      -0-     $  312,015
     Class A                     -0-              -0-      4,062,306     4,330,927      -0-                  -0-          8,242
     Class B                     -0-              -0-      5,837,614     6,573,782      -0-                  -0-          2,667
                              ======       ==========  ============   ============   ======           ==========     ==========
     Total                    $  -0-       $      -0-   $234,553,478  $123,031,446   $  -0-           $      -0-     $  322,924
                              ======       ==========  ============   ============   ======           ==========     ==========

For the year ended October 31, 1996, distributions were as follows:

                              Emerging                                    Growth    International    Money          Municipal
                              Growth      Government    Growth       and Income         Equity       Market           Bond
                              ---------   -----------  -----------   -------------  -------------    ----------     ----------
     Distributions From
     and in Excess of
     Net Investment Income:
     Class 1                  $  -0-      $21,453,795  $ 27,245,960   $17,403,926    $  -0-           $2,758,939     $6,288,593
     Class A                     -0-          153,693           -0-       103,649       -0-                2,375          7,781
     Class B                     -0-          174,701           -0-       121,982       -0-                   23          2,902
                              ======      ===========  ============   ===========    ======           ==========     ==========
     Total                    $  -0-      $21,782,189  $ 27,245,960   $17,629,557    $  -0-           $2,761,337     $6,299,276
                              ======      ===========  ============   ===========    ======           ==========     ==========


     Distributions From
     Net Realized Gain
     on Securities:
     Class 1                  $  -0-      $       -0-  $358,762,393   $85,264,726    $  -0-           $      -0-     $  373,830
     Class A                     -0-              -0-           -0-           -0-       -0-                  -0-            -0-
     Class B                     -0-              -0-           -0-           -0-       -0-                  -0-            -0-
                              ======      ===========  ============   ===========    ======           ==========     ==========
     Total                    $  -0-      $       -0-  $358,762,393   $85,264,726    $  -0-           $      -0-     $  373,830
                              ======      ===========  ============   ===========    ======           ==========     ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the six months ended April 30, 1997, have been identified and appropriately reclassified in the Government Fund. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $104,686 were reclassified from accumulated net realized loss on securities to accumulated undistributed net investment income.

G.   Foreign Currency Translation
     The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H.   Private Placements
     A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Fund generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.

Note 2-Investment Advisory Agreement and Other Transactions with Affiliates Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee, payable monthly, based on the average daily net assets of the Fund as follows:


     Emerging Growth,
       Growth and
     Growth and Income               Government                     Municipal Bond                  Money Market
---------------------------     ------------------------      -------------------------       ---------------------------
  Average Daily      Annual     Average Daily     Annual       Average Daily     Annual        Average Daily      Annual
    Net Assets        Rate        Net Assets       Rate          Net Assets       Rate           Net Assets        Rate
----------------     ------     -------------     ------      ----------------   ------       --------------     --------
First $1 billion     .65%       First $1 billion   .60%       First $1 billion   .60%          First $2 billion   .50%
Next  $1 billion     .60%       Next  $1 billion   .55%       Next  $1 billion   .55%          Next  $2 billion  .475%
Next  $1 billion     .55%       Next  $1 billion   .50%       Next  $1 billion   .50%          Over  $4 billion   .45%
Next  $1 billion     .50%       Next  $1 billion   .45%       Over  $3 billion   .45%
Over  $4 billion     .45%       Next  $1 billion   .40%
                                Over  $5 billion   .35%

The Adviser has entered into a subadvisory agreement with Smith Barney
Mutual Funds Management, Inc. (the "Subadviser"), who provides advisory services to International Equity and the Adviser with respect to its investments in foreign securities. Advisory fees for International Equity are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

The Adviser has voluntarily elected to reimburse Money Market for any ordinary business expenses in excess of 1.00% of its average daily net assets. The Adviser may modify or terminate this election at any time without prior notice. During the period, the adviser waived advisory fees of $151,196 and reimbursed other expenses of $94,687.

The Adviser has agreed that it will reimburse the Funds for any expenses (including the advisory fee, but excluding interest, brokerage commissions, distribution and service fees, and other extraordinary expenses) in excess of the most restrictive limitation imposed by state securities commissions. The most restrictive expense limitation is presently believed to be 2.5% of the Fund's average daily net assets up to $30 million, 2.0% of the next $70 million of such net assets and 1.5% of the Fund's net assets in excess of $100 million. The Trust received from California a waiver which allows each Fund to exclude shareholder service costs from the calculation of the expense limitation. The Adviser and, in the case of International Equity, the Subadviser may, from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse a Fund for ordinary business expenses in excess of an agreed upon amount.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Amounts paid by the Trust to affiliates during the period were as follows:

                                  Emerging                                    Growth      International     Money       Municipal
                                  Growth     Government      Growth         and Income      Equity          Market        Bond
                                  ---------  ----------      ----------     ----------    -------------    ---------    ----------
Accounting services...........    $  17,151   $  25,056      $  200,033     $  73,671     $  10,712        $  14,280    $  30,318
Shareholder servicing fees....      329,316     212,745       3,261,238       772,229        36,200          224,985       87,387

For the six months ended April 30, 1997, the Funds incurred expenses as shown in the table above representing VKAC's cost of providing accounting and cash management services to the Funds. These services are provided by VKAC at cost.

PFS Shareholder Services ("PFSS"), an affiliate of the Distributor, serves as the shareholder servicing agent for the Funds.
For the six months ended April 30, 1997, the Funds incurred expenses as shown in the preceding table, representing PFSS' cost of providing transfer agency and shareholder services plus a profit.

PFS Distributors (the "Distributor"), a wholly owned subsidiary of Travelers Group, Inc. serves as Distributor of the Fund's shares. The Distributor has an exclusive selling agreement with PFS Investments Inc. to sell shares of the Trust. During the period, the Trust paid brokerage commissions of $4,500 to companies which are deemed affiliates of the Distributor's parent because it owns more than 5% of the companies' outstanding voting securities.

Certain officers and trustees of the Funds are also officers and directors of PFS and VKAC. The Funds do not compensate their officers or trustees who are officers of PFS and VKAC.

The Trustees of the Trust instituted a Retirement Plan effective April 1,
1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Trust's general account. The Trust will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

Note 3-Capital Transactions
The Funds have three classes of shares of beneficial interest, Classes 1, A and B, each with a par value of $.01 per share. There are an unlimited number of shares authorized.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

For the six months ended April 30, 1997, share transactions were as follows:

                      Emerging                                  Growth     International   Money      Municipal
                       Growth    Government       Growth      and Income      Equity       Market       Bond
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Sales
Class 1............    159,887      668,560       6,294,833    1,956,360         46,819  29,890,165      463,479
Class A............  1,603,843      347,257       1,312,833    1,079,724        291,064   4,969,335      273,964
Class B............  1,122,046      139,314       1,109,044    1,019,964        211,115     192,612       68,396
                    ----------  -----------     -----------  -----------   ------------  ----------  -----------
Total Sales........  2,885,776    1,155,131       8,716,710    4,056,048        548,998  35,052,112      805,839
                    ==========  ============    ===========  ============  ============  ==========  ===========

Dividend
Reinvestment
Class 1............        -0-      747,167      14,808,213    7,065,225           -0-    1,259,886      188,742
Class A............        -0-       35,245         265,679      271,609           -0-       48,798        5,615
Class B............        -0-       35,903         368,843      401,578           -0-        1,267        1,698
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Total Dividend
Reinvestment.......        -0-      818,315      15,442,735    7,738,412           -0-    1,309,951      196,055
                    ==========  ============    ===========  ============  ============  ==========  ===========

Repurchases
Class 1............     (4,762)  (4,117,708)    (12,852,297)  (4,393,524)         (950) (34,574,442)  (1,299,724)
Class A............   (351,841)    (306,789)       (292,615)    (255,308)      (69,349)  (1,722,024)     (49,292)
Class B............   (183,452)    (244,780)       (322,224)    (253,980)      (44,747)     (38,037)     (12,661)
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Total Repurchases..   (540,055)  (4,669,277)    (13,467,136)  (4,902,812)     (115,046) (36,334,503)  (1,361,677)
                    ==========  ============    ===========  ============  ============  ==========  ===========

For the year ended October 31, 1996, share transactions were as follows:

                      Emerging                                  Growth     International  Money     Municipal
                       Growth    Government       Growth      and Income     Equity       Market        Bond
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Sales
Class 1...........      38,105    2,871,610      16,457,335    5,320,300       9,813    67,367,316    1,942,660
Class A...........   2,000,873    1,149,244       2,868,484    1,861,875     396,481       797,434      153,756
Class B...........   1,592,107    1,410,035       4,253,128    2,953,516     335,699        13,631       47,012
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Total Sales.......   3,631,085    5,430,889      23,578,947   10,135,691     741,993    68,178,381    2,143,428
                    ==========  =============   ===========  ============  ============  ==========  ===========

Dividend
Reinvestment
Class 1...........         -0-    1,767,746      24,543,242    6,129,820         -0-     2,712,773      418,529
Class A...........         -0-       14,411             -0-        5,681         -0-         2,375          561
Class B...........         -0-       16,399             -0-        6,789         -0-            23          210
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Total Dividend
Reinvestment......         -0-    1,798,556      24,543,242    6,142,290         -0-     2,715,171      419,300
                    ==========  =============   ===========  ============  ============  ==========  ===========

Repurchases
Class 1...........         -0-   (7,862,750)    (23,362,241)  (8,236,939)        -0-   (70,471,885)  (2,428,730)
Class A...........    (283,852)     (95,253)       (124,234)     (73,103)   (243,560)      (70,999)        (375)
Class B...........    (178,667)     (96,131)       (117,684)     (81,341)    (43,903)          -0-          (11)
                    ----------  -------------   -----------  ------------  ------------  ----------  -----------
Total Repurchases.    (462,519)  (8,054,134)    (23,604,159)  (8,391,383)   (287,463)  (70,542,884)  (2,429,116)
                    ==========  =============   ===========  ============  ============  ==========  ===========

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
-------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

For the six months ended April 30, 1997, capital transactions were as follows:

                       Emerging                                       Growth       International    Money       Municipal
                        Growth       Government        Growth        and Income       Equity        Market        Bond
                      ----------   -------------    -----------     ------------   ------------  ----------   -----------
Sales
Class 1............  $  2,896,654   $  6,887,958   $  112,950,820   $ 34,850,723   $   803,896   $ 29,890,165   $  6,383,787
Class A............    29,402,547      3,580,959       23,522,530     19,149,814     4,957,170      4,969,335      3,773,805
Class B............    20,150,829      1,435,807       19,811,003     18,001,502     3,550,484        192,612        944,065
                     ------------   ------------   --------------   ------------   -----------   ------------   ------------
Total Sales........  $ 52,450,030   $ 11,904,724   $  156,284,353   $ 72,002,039   $ 9,311,550   $ 35,052,112   $ 11,101,657
                     ============   ============   ==============   ============   ============  ============   ============

Dividend
Reinvestment
Class 1............  $        -0-   $  7,693,694   $  252,630,148   $118,872,559   $       -0-   $  1,259,886   $  2,605,340
Class A............           -0-        362,583        4,532,480      4,569,844           -0-         48,798         77,327
Class B............           -0-        369,259        6,288,771      6,755,322           -0-          1,267         23,374
                     ------------   ------------   --------------   ------------   -----------   ------------   ------------
Total Dividend
Reinvestment.......  $        -0-   $  8,425,536   $  263,451,399   $130,197,725   $       -0-   $  1,309,951   $  2,706,041
                     ============   ============   ==============   ============   ============  ============   ============

Repurchases
Class 1............  $    (85,705)  $(42,331,635)  $ (230,817,289)  $(78,273,994)  $   (16,021)  $(34,574,442)  $(17,920,143)
Class A............    (6,429,258)    (3,147,327)      (5,234,147)    (4,513,382)   (1,191,782)    (1,722,024)      (678,607)
Class B............    (3,281,543)    (2,521,813)      (5,750,639)    (4,496,674)     (753,117)       (38,037)      (172,685)
                     ------------   ------------   --------------   ------------   -----------   ------------   ------------
Total Repurchases..  $ (9,796,506)  $(48,000,775)  $ (241,802,075)  $(87,284,050)  $(1,960,920)  $(36,334,503)  $(18,771,435)
                     ============   ============   ==============   ============   ============  ============   ============

Ending Capital
Class 1............  $  3,535,265   $291,175,676   $2,373,924,905   $747,141,604   $   950,371   $ 56,487,566   $103,318,856
Class A............    66,690,960     11,879,986       65,165,800     47,772,936    12,329,246      4,024,919      5,284,432
Class B............    50,183,029     13,179,935       83,852,501     66,318,455     9,832,470        169,496      1,437,680
                     ------------   ------------   --------------   ------------   -----------   ------------   ------------
Total Capital......  $120,409,254   $316,235,597   $2,522,943,206   $861,232,995   $23,112,087   $ 60,681,981   $110,040,968
                     ============   ============   ==============   ============   ============  ============   ============n

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

For the year ended October 31, 1996, capital transactions were as follows:

                       Emerging                                        Growth     International     Money         Municipal
                        Growth      Government        Growth         and Income      Equity         Market           Bond
                     -----------   ------------   --------------   -------------  ------------   ------------   ------------
Sales
Class 1............. $   724,896   $ 30,153,836   $  276,405,770   $  91,685,267   $   163,259   $ 67,367,316   $ 26,742,300
Class A.............  34,657,451     11,822,387       44,341,185      29,746,398     6,181,070        797,434      2,109,316
Class B.............  26,926,301     14,598,261       65,291,032      47,348,206     5,168,282         13,631        640,174
                     -----------   ------------   --------------   -------------  ------------   ------------   ------------
Total Sales......... $62,308,648   $ 56,574,484   $  386,037,987   $ 168,779,871   $11,512,611   $ 68,178,381   $ 29,491,790
                     ===========   ============   ==============   =============  ============   ============   ============

Dividend
Reinvestment
Class 1............. $       -0-   $ 18,444,465   $  383,855,779   $ 101,050,427   $       -0-   $  2,712,773   $  5,758,155
Class A.............         -0-        148,139              -0-         101,172           -0-          2,375          7,749
Class B.............         -0-        168,546              -0-         120,825           -0-             23          2,902
                     -----------   ------------   --------------   -------------  ------------   ------------   ------------
Total Dividend
Reinvestment........ $       -0-   $ 18,761,150   $  383,855,779   $ 101,272,424   $       -0-   $  2,715,171   $  5,768,806
                     ===========   ============   ==============   =============  ============   ============   ============

Repurchases
Class 1............. $       -0-   $(81,974,033)  $ (392,656,318)  $(142,390,951)  $       -0-   $(70,471,885)  $(33,301,708)
Class A.............  (4,998,044)      (977,331)      (2,155,576)     (1,300,278)   (3,522,695)       (70,999)        (5,158)
Class B.............  (3,094,195)      (982,903)      (2,036,872)     (1,441,770)     (690,155)           -0-           (150)
                     -----------   ------------   --------------   -------------  ------------   ------------   ------------
Total Repurchases... $(8,092,239)  $(83,934,267)  $ (396,848,766)  $(145,132,999)  $(4,212,850)  $(70,542,884)  $(33,307,016)
                     ===========   ============   ==============   =============  ============   ============   ============

Ending Capital
Class 1............. $   724,316   $318,925,659   $2,239,161,226   $ 671,692,316   $   162,496   $ 59,911,957   $112,249,872
Class A.............  43,717,671     11,083,771       42,344,937      28,566,660     8,563,858        728,810      2,111,907
Class B.............  33,313,743     13,896,682       63,503,366      46,058,305     7,035,103         13,654        642,926
                     -----------   ------------   --------------   -------------  ------------   ------------   ------------
Total Capital....... $77,755,730   $343,906,112   $2,345,009,529   $ 746,317,281   $15,761,457   $ 60,654,421   $115,004,705
                     ===========   ============   ==============   =============  ============   ============   ============

Class B shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase as detailed in the following schedule. Class B shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                          Emerging Growth, Growth,
Class B Share Contingent Deferred Sales Charge                                Growth and Income &               Government &
Year of Redemption                                                           International Equity             Municipal Bond
----------------------------------------------------------------------------------------------------------------------------
First.................................................................                       5.00%                      4.00%
Second................................................................                       4.00%                      4.00%
Third.................................................................                       3.00%                      3.00%
Fourth................................................................                       2.50%                      2.50%
Fifth.................................................................                       1.50%                      1.50%
Sixth and Thereafter..................................................                       None                       None

For the six months ended April 30, 1997, PFS, as Distributor for the Funds, received commissions on sales of the Funds' Class 1 and Class A shares of approximately $3,842,500 and CDSC on redeemed shares of approximately $431,500. Sales charges do not represent expenses of the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Note 4-Investment Transactions
During the period, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and forward purchase commitments, were:

                                     Emerging                                           Growth      International     Municipal
                                      Growth        Government         Growth          and Income       Equity          Bond
                                    -----------     ------------    --------------    ------------    -----------    -----------
Purchases.........................  $81,694,460     $ 95,379,307    $2,411,614,388    $534,205,447    $13,880,121    $23,667,201
Sales.............................   48,541,956      119,368,327     2,560,350,703     538,608,525      6,749,513     26,455,219

Note 5-Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Funds have a variety of reasons to use derivative instruments, such as to attempt to protect the Funds against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Funds' portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

Summarized below are the specific types of derivative financial instruments used by the Funds.

A.   Option Contracts
     An option contract gives the buyer the right, but not the obligation to buy
     (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Municipal Bond generally invests in options on U.S. Treasury bonds which are generally used to manage the portfolio's effective maturity and duration.

     Transactions in options for Municipal Bond for the six months ended April 30, 1997, were as follows:

                                                                     Contracts             Premium
                                                                   -----------        ------------
Outstanding at October 31, 1996..............................               17           $ (32,012)
Options Written and Purchased (Net)..........................              731            (117,006)
Options Expired..............................................             (211)            112,388
Options Terminated in Closing Transactions (Net).............             (187)             29,508
                                                                   -----------         -----------
Outstanding at April 30, 1997................................              350           $  (7,122)
                                                                   ===========         ===========

     The related futures contracts of the outstanding option transactions for Municipal Bond as of April 30, 1997, and the descriptions and market values are as follows:

                                                                                                             Market
                                                                                       Exp. Month/          Value of
                                                                     Contracts        Exercise Price        Options
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures June 1997-Purchased Puts...............        100             Jun / 104          $  1,563
U.S. Treasury Bond Futures June 1997-Purchased Puts...............         50             Jun / 107             6,250
U.S. Treasury Bond Futures June 1997-Written Puts.................        150             Jun / 105            (2,343)
U.S. Treasury Bond Futures June 1997-Written Calls................         50             Jun / 110           (23,438)
                                                                     --------                                --------
                                                                          350                                $(17,968)
                                                                     ========                                ========

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (CONTINUED)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

B.   Futures Contracts

     A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Government generally invests in exchange traded futures on U.S. Treasury bonds and notes which are typically used to manage the portfolio's effective maturity and duration. Growth and Growth and Income generally invest in futures on the S&P 500 Index as a substitute for purchasing or selling specific securities. Upon entering into futures contracts, the Funds maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     For the six months ended April 30, 1997, futures transactions were as follows:

                                                                      Emerging                                        Growth and
                                                                       Growth         Government         Growth          Income
----------------------------------------------------------------------------------------------------------------------------------
Outstanding at October 31, 1996................................             -0-              605            280               95
Futures Opened.................................................              57            2,824          3,040              130
Futures Closed.................................................             (36)          (2,874)        (2,305)            (160)
                                                                       --------         --------       --------         --------
Outstanding at April 30, 1997..................................              21              555          1,015               65
                                                                       ========         ========       ========         ========

The futures contracts outstanding as of April 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                                                                       Unrealized
                                                                                                                      Appreciation/
                                                                                                         Contracts    Depreciation
------------------------------------------------------------------------------------------------------------------------------------

EMERGING GROWTH
S&P 500 Index Futures June 1997 Buy to Open (Current Notional Value of $401,400 per contract)..........         21    $     97,913
                                                                                                          ========    ============
GOVERNMENT
U.S. Treasury Bond Futures June 1997 Buy to Open (Current Notional Value of $109,281 per contract).....        425    $   (863,222)
Ten-year U.S. Treasury Note Futures June 1997 Buy to Open (Current Notional Value of
$106,969 per contract).................................................................................         40         (83,003)
Five-year U.S. Treasury Note Futures June 1997 Sell to Open (Current Notional Value of
$105,281 per contract).................................................................................         90          50,118
                                                                                                          --------    ------------
Total Government.......................................................................................        555    $   (896,107)
                                                                                                          ========    ============
GROWTH
Russell 2000 Index Futures June 1997 Buy to Open (Current Notional Value of$172,450 per contract)......        370    $ (4,006,177)
S&P 500 Index Futures June 1997 Buy to Open (Current Notional Value of $401,400 per contract)..........        645       5,169,252
                                                                                                          --------    ------------
Total Growth...........................................................................................      1,015    $  1,163,075
                                                                                                          ========    ============
GROWTH AND INCOME
S&P 500 Index Futures June 1997 Buy to Open (Current Notional Value of $401,400 per contract)..........         65    $    302,207
                                                                                                          ========    ============

C.   Forward Commitments

     The Government Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward purchase commitments are included in the portfolio of investments, with changes in value reflected as a component of unrealized appreciation/depreciation on securities.

D.   Forward Currency Contracts

     The International Equity Fund invests in forward currency contracts generally as a hedge against currency fluctuations. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

The following forward currency contracts were outstanding as of April 30, 1997:

                                                                  Unrealized
                                     Original       Current     Appreciation/
Description                            Value         Value       Depreciation
-----------------------------------------------------------------------------
BUYS TO OPEN

Austrian Schilling,
  4,771,825 expiring 05/12/97......  $391,615      $391,982           $  367

Irish Pound,
  140,668 expiring 05/08/97........   210,159       211,105              946

Italian Lira,
  130,201,937 expiring 05/06/97....    75,755        76,028              273
  133,261,088 expiring 05/08/97....    77,920        77,809             (111)

Swedish Krona,
  858,810 expiring 05/06/97........   109,514       109,502              (12)

SELLS TO OPEN
Irish Pound,
  159,680 expiring 05/01/97........   247,663       239,681            7,982
                                                                      ------
                                                                      $9,445
                                                                      ======

Note 6-Distribution and Service Plans
The Funds and their shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of such Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25% (.10% for Money Market) of Class A net assets and 1.00% (.75% for Money Market) of Class B net assets are accrued daily.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Sense Trust
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Donald M. Carlton             Steven Muller
A. Benton Cocanougher         R. Richardson Pettit
Stephen Randolph Gross        Don G. Powell*--Chairman
Jeffrey B. Lane*              Alan B. Shepard, Jr.
Alan G. Merten
_______________________________________________________

OFFICERS

Don G. Powell*                John L. Sullivan*
  President and Chief           Treasurer
  Executive Officer
                              Tanya Loden*
Dennis J. McDonnell*            Controller
  Executive Vice President
                              Alan T. Sachtleben*
Ronald A. Nyberg*             Paul R. Wolkenberg*
  Vice President and          D. Richard Williams*
  Secretary                     Vice Presidents

Edward C. Wood III*
  Vice President and
  Chief Financial Officer

Curtis W. Morell*
  Vice President and
  Chief Accounting Officer
_______________________________________________________

INVESTMENT ADVISER

Van Kampen American Capital Asset Management, Inc.
One Parkview Plaza, Oakbrook Terrace, IL 60181
_______________________________________________________

INVESTMENT SUBADVISER
(INTERNATIONAL EQUITY FUND)

Smith Barney Mutual Funds Management, Inc.
388 Greenwich Street, New York, New York 10013
_______________________________________________________

DISTRIBUTOR

PFS Distributors
3100 Breckinridge Blvd., Duluth, Georgia 30199
_______________________________________________________

SHAREHOLDER SERVICE AGENT

PFS Shareholder Services
3100 Breckinridge Blvd., Duluth, Georgia 30199
_______________________________________________________

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110
_______________________________________________________

LEGAL COUNSEL

Sullivan & Worcester LLP
1025 Connecticut Avenue N.W., Washington, D.C. 20036
_______________________________________________________

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
1221 McKinney Street, Suite 2400, Houston, Texas 77010
_______________________________________________________

________________________________________________________________________________
This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
________________________________________________________________________________

________________________________________________________________________________
Shareholder inquiries should be directed in writing to the Shareholder Service Agent. PFS Shareholder Services, 3100 Breckinridge Blvd., Duluth, Georgia 30199-0062, or by calling (800) 544-5445.
________________________________________________________________________________

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

[LOGO OF COMMON SENSE TRUST]

PFS Shareholder Services
3120 Breckinridge Blvd.
Duluth, Georgia 30199-0001

                  If you have any questions, please contact one of our Client Service Representatives.
                                1-800-544-5445